FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-08

May 8, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,238,271,775
(Approximate Mortgage Pool Balance)

$1,154,688,000
(Offered Certificates)

GS Mortgage Securities Trust 2015-GC30
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2015-GC30

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Cantor Commercial Real Estate Lending, L.P.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor, Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case,  not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.		Citigroup
Co-Lead Managers and Joint Bookrunners

Cantor Fitzgerald & Co.	Deutsche Bank Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) dated February 9, 2015 and a separate free writing prospectus anticipated to be dated May 8, 2015 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading ”Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$52,911,000		30.000%(5)	[ ]%	(6)	2.78	06/15 – 04/20
Class A-2	Aaa(sf) / AAA(sf) / AAA	$138,851,000		30.000%(5)	[ ]%	(6)	4.87	04/20 – 05/20
Class A-3	Aaa(sf) / AAA(sf) / AAA	$240,000,000		30.000%(5)	[ ]%	(6)	9.76	10/24 – 04/25
Class A-4	Aaa(sf) / AAA(sf) / AAA	$353,977,000		30.000%(5)	[ ]%	(6)	9.88	04/25 – 05/25
Class A-AB	Aaa(sf) / AAA(sf) / AAA	$81,051,000		30.000%(5)	[ ]%	(6)	7.22	05/20 – 10/24
Class X-A	Aa1(sf) / AAA(sf) / AAA	$969,430,000	(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-B	NR / AAA(sf) / AAA	$73,071,000	(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa2(sf) / AAA(sf) / AAA	$102,640,000	(11)	21.711%	[ ]%	(6)(7)	9.95	05/25 – 05/25
Class B(10)	NR / AA-(sf) / AA-	$73,071,000	(11)	15.810%	[ ]%	(6)(7)	9.95	05/25 – 05/25
Class PEZ(10)	NR / A-(sf) / A-	$233,909,000	(11)	11.110%(12)	(7)	(7)	9.95	05/25 – 05/25
Class C(10)	NR / A-(sf) / A-	$58,198,000	(11)	11.110%(12)	[ ]%	(6)(7)	9.95	05/25 – 05/25
Class D	NR / BBB-(sf) / BBB-	$53,989,000		6.750%	[ ]%	(6)	9.95	05/25 – 05/25
Class X-D	NR / BBB-(sf) / BBB-	$53,989,000	(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BB(sf) / BB	$23,849,000		4.824%	[ ]%	(6)	9.95	05/25 – 05/25
Class F	NR / B(sf) / B	$20,283,000		3.186%	[ ]%	(6)	9.95	05/25 – 05/25
Class G	NR / NR / NR	$39,451,775		0.000%	[ ]%	(6)	9.95	05/25 – 03/26
Class S(13)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(14)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Morningstar Credit Ratings, LLC (“MSTR”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites.  Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to the maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the  lesser of a fixed rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a fixed percentage.

(7)
The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The Class X-A, Class X-B and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates.

(9)
The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class D certificates, as described in the Free Writing Prospectus.

(10)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(11)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $102,640,000, $73,071,000 and $58,198,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loan with an anticipated repayment date.  See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Free Writing Prospectus.

(14)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,238,271,775
Number of Mortgage Loans	89
Number of Mortgaged Properties	178
Average Cut-off Date Mortgage Loan Balance	$13,913,166
Weighted Average Mortgage Interest Rate	4.0755%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	113
Weighted Average Remaining Amortization Term (months)(4)	356
Weighted Average Cut-off Date LTV Ratio(5)	63.6%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	54.4%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	2.19x
Weighted Average Debt Yield on Underwritten NOI(8)	12.1%
% of Mortgage Loans with Subordinate Debt	6.8%
% of Mortgage Loans with Preferred Equity(9)	0.9%
% of Mortgaged Properties with Single Tenants	3.9%

(1)
Each of the Dallas Market Center, Selig Office Portfolio, Courtyard by Marriott Portfolio and 170 Broadway mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. The Courtyard by Marriott Portfolio mortgage loan has a related subordinate companion loan and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per room calculations presented in this Term Sheet with respect to the Courtyard by Marriott Portfolio mortgage loan are calculated without regard to the related subordinate companion loan. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness. With respect to the Westridge Self Storage and Highway 92 Self Storage mortgage loans, which are cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield calculations with respect to those mortgage loans are presented in this Term Sheet in the aggregate unless otherwise indicated.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to one mortgage loan, representing approximately 1.6% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using the “as-is” appraised value plus related property improvement plan costs, 110% of which  were reserved for at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making such adjustment is 63.7%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 12 mortgage loans, representing approximately 29.3% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.  See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(9)	See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	Cantor Fitzgerald & Co. Deutsche Bank Securities Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,238,271,775
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Trimont Real Estate Advisors, Inc.
Pricing:	Week of May 11, 2015
Closing Date:	May 29, 2015
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in May 2015 (or, in the case of any mortgage loan that has its first due date in June 2015, the date that would have been its due date in May 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in June 2015
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	May 2050
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A, Class X-B and Class X-D: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,238,271,775 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview:  The mortgage pool consists of 89 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,238,271,775 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,913,166 and are secured by 178 mortgaged properties located throughout 31 states and the District of Columbia

—	LTV: 63.6% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.19x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 12.1% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 73.4% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-
32.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity or, in the case of one mortgage loan which is fully amortizing, no balloon payment

-
41.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or, in the case of one mortgage loan, anticipated repayment date

—	Hard Lockboxes: 59.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  80.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 85 mortgage loans representing 91.0% of the Initial Pool Balance

-	Insurance: 74 mortgage loans representing 67.7% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 82 mortgage loans representing 83.5% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 39 mortgage loans representing 90.4% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 96.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Multifamily: 20.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 20.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Retail: 20.4% of the mortgaged properties by allocated Initial Pool Balance are retail properties (9.7% are anchored retail properties)

—	Office: 16.6% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Mixed Use: 16.1% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■
Geographic Diversity:  The 178 mortgaged properties are located throughout 31 states and the District of Columbia with only three states having greater than 10.0% of the allocated Initial Pool Balance: Texas (22.1%), California (13.1%) and Washington (10.1%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	14	23	$450,532,355	36.4%
Citigroup Global Markets Realty Corp.	28	93	436,938,030	35.3
Cantor Commercial Real Estate Lending, L.P.	17	21	128,838,938	10.4
Starwood Mortgage Funding I LLC	19	19	116,323,452	9.4
MC-Five Mile Commercial Mortgage Finance LLC	11	22	105,639,000	8.5
Total	89	178	$1,238,271,775	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Dallas Market Center	$130,000,000	10.5%	Mixed Use	3,101,772	$84	2.13	x	13.1%	64.3%
Selig Office Portfolio	123,000,000	9.9	Office	1,631,457	$211	2.22	x	9.3%	63.4%
Worthington Renaissance Fort Worth	85,000,000	6.9	Hospitality	504	$168,651	2.21	x	14.4%	63.4%
Courtyard by Marriott Portfolio	84,450,000	6.8	Hospitality	9,590	$32,847	7.40	x	32.7%	28.2%
Bank of America Plaza	50,950,000	4.1	Office	742,244	$69	1.45	x	10.1%	70.3%
Bakery Living	33,250,000	2.7	Multifamily	174	$191,092	1.29	x	7.9%	74.7%
Midwest Multifamily Portfolio	28,095,000	2.3	Multifamily	1,099	$25,564	2.44	x	11.4%	61.5%
Hilton Scotts Valley	26,954,272	2.2	Hospitality	174	$154,910	1.65	x	11.7%	69.1%
311 California Street	25,000,000	2.0	Mixed Use	89,196	$280	1.92	x	8.3%	48.5%
Northern Lights Shopping Center	25,000,000	2.0	Retail	341,853	$73	1.63	x	10.3%	66.7%
Top 10 Total / Wtd. Avg.	$611,699,272	49.4%				2.75	x	14.2%	59.6%
Remaining Total / Wtd. Avg.	626,572,504	50.6				1.65	x	10.0%	67.5%
Total / Wtd. Avg.	$1,238,271,775	100.0%				2.19	x	12.1%	63.6%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Companion Loans	Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Dallas Market Center(1)	$130,000,000	10.5%	1	$129,000,000	$259,000,000	GSMS 2015-GC30	Midland	Midland
Selig Office Portfolio(1)	$123,000,000	9.9%	2	$222,000,000	$345,000,000	CGCMT 2015-GC29	Midland	Midland
Courtyard by Marriott Portfolio(2)	$84,450,000	6.8%	4	$585,550,000	$670,000,000	COMM 2015-CCRE23	Midland	CW Capital
170 Broadway(1)	$20,000,000	1.6%	1	$50,000,000	$70,000,000	CGCMT 2015-GC29	Midland	Midland

(1)	The companion loans are pari passu in right of payment.
(2)
The Courtyard by Marriott Portfolio mortgage loan has 3 pari passu companion loans with an aggregate outstanding principal balance of $230,550,000 and 1 subordinate companion loan with an outstanding principal balance of $355,000,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
1000 Second Avenue	GSMC	Seattle	Washington	Office	$43,371,901	3.5%	JPMCC 2005-LDP5
2901 Third Avenue	GSMC	Seattle	Washington	Office	$18,523,416	1.5%	JPMCC 2005-LDP5
3101 Western Avenue	GSMC	Seattle	Washington	Office	$15,586,777	1.3%	JPMCC 2005-LDP5
300 Elliott Avenue West	GSMC	Seattle	Washington	Office	$13,666,667	1.1%	JPMCC 2005-LDP5
3131 Elliott Avenue	GSMC	Seattle	Washington	Office	$13,440,772	1.1%	JPMCC 2005-LDP5
2615 Fourth Avenue	GSMC	Seattle	Washington	Office	$8,087,052	0.7%	JPMCC 2005-LDP5
190 Queen Anne Avenue North	GSMC	Seattle	Washington	Office	$4,766,391	0.4%	JPMCC 2005-LDP5
Worthington Renaissance Fort Worth	GSMC	Fort Worth	Texas	Hospitality	$85,000,000	6.9%	WBCMT 2005-C20
Courtyard by Marriott Portfolio	CGMRC	Various	Various	Hospitality	$84,450,000	6.8%	Various(3)
Bank of America Plaza	CGMRC	St. Louis	Missouri	Office	$50,950,000	4.1%	RBSCF 2010-MB1
Hilton Scotts Valley	SMF I	Scotts Valley	California	Hospitality	$26,954,272	2.2%	CD 2005-CD1
Northern Lights Shopping Center	CGMRC	Columbus	Ohio	Retail	$25,000,000	2.0%	JPMCC 2005-CB11
Ocean Dorado	CGMRC	San Francisco	California	Retail	$16,500,000	1.3%	BACM 2005-2
ART Florida & Ohio MF Portfolio I	CCRE	Various	Various	Multifamily	$15,000,000	1.2%	MLMT 2007-C1
River Drive III	CCRE	Elmwood Park	New Jersey	Office	$13,400,000	1.1%	MLMT 2005-MCP1
Crossroads Marketplace	SMF I	Titusville	Florida	Retail	$12,000,000	1.0%	UBSBB 2012-C2
Lowe’s Multi State Portfolio	CGMRC	Various	Various	Retail	$11,400,000	0.9%	LBUBS 2005-C3
Brays Village Apartments	MC-FiveMile	Houston	Texas	Multifamily	$9,500,000	0.8%	CSFB 2005-C3
GSL Portfolio	MC-FiveMile	Various	Texas	Industrial	$8,000,000	0.6%	GSMS 2005-GG4
Timberhills Shopping Center	GSMC	Sonora	California	Retail	$7,900,000	0.6%	BACM 2006-1
Crestwood Apartments	GSMC	San Antonio	Texas	Multifamily	$4,154,731	0.3%	FNA 2013-M3
Joshua Village Shopping Center	SMF I	Yucca Valley	California	Retail	$6,000,000	0.5%	JPMCC 2005-LDP2
Pocalla Springs Apartments	SMF I	Sumter	South Carolina	Multifamily	$5,892,510	0.5%	WBCMT 2003-C3
Midtown Village	GSMC	Beaufort	South Carolina	Retail	$5,700,000	0.5%	WBCMT 2005-C20
Lansing East Self Storage	SMF I	Okemos	Michigan	Self Storage	$5,620,000	0.5%	UBSBB 2013-C5
Orion Self Storage	SMF I	Lake Orion	Michigan	Self Storage	$5,225,000	0.4%	UBSBB 2013-C5
Novi Self Storage	SMF I	Novi	Michigan	Self Storage	$5,025,000	0.4%	UBSBB 2013-C5
Metrocenter Retail	CGMRC	Phoenix	Arizona	Retail	$5,000,000	0.4%	MSC 2005-T19
Hampton Inn Niceville	GSMC	Niceville	Florida	Hospitality	$4,993,479	0.4%	LBUBS 2005-C5
Albemarle Square	SMF I	Charlotte	North Carolina	Retail	$4,993,136	0.4%	WBCMT 2005-C18
Food Lion - Ocean View	CGMRC	Holden Beach	North Carolina	Retail	$4,272,000	0.3%	LBUBS 2005-C3
Food Lion - Circle Plaza	CGMRC	Newton Grove	North Carolina	Retail	$3,450,000	0.3%	LBUBS 2005-C3
Glenridge Point Shopping Center	CGMRC	Atlanta	Georgia	Retail	$3,302,000	0.3%	CSFB 2005-C5
Ypsilanti Self Storage	SMF I	Ypsilanti	Michigan	Self Storage	$2,630,000	0.2%	UBSBB 2013-C5
Walgreens Cary	GSMC	Cary	North Carolina	Retail	$2,300,000	0.2%	JPMCC 2005-LDP2
Lansing West Self Storage	SMF I	Lansing	Michigan	Self Storage	$1,305,000	0.1%	UBSBB 2013-C5

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.
(3)
All the mortgaged properties securing the Courtyard by Marriott Portfolio mortgage loan (except for the Courtyard Denver Stapleton mortgaged property) were previously securitized across the LBUBS 2005-C3, LBUBS 2005-C5, LBUBS 2005-C7 and LBUBS 2006-C1 securitizations.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Multifamily	34	$255,748,657	20.7%	1.56	x	71.4%	9.4%
Garden	29	193,300,278	15.6	1.64	x	70.7%	9.9%
Mid-Rise	2	46,950,000	3.8	1.27	x	72.7%	7.7%
Student Housing	2	7,998,379	0.6	1.66	x	77.0%	10.1%
Townhomes	1	7,500,000	0.6	1.32	x	75.8%	7.9%
Hospitality	72	$254,171,507	20.5%	3.80	x	53.0%	19.7%
Full Service	3	116,454,272	9.4	2.07	x	64.7%	13.8%
Select Service	65	84,450,000	6.8	7.40	x	28.2%	32.7%
Limited Service	4	53,267,235	4.3	1.89	x	66.6%	12.3%
Retail	36	$252,326,659	20.4%	1.63	x	67.6%	9.9%
Anchored	15	119,776,545	9.7	1.81	x	66.5%	10.6%
Shadow Anchored	9	53,294,226	4.3	1.53	x	71.6%	9.8%
Unanchored	5	39,844,704	3.2	1.50	x	65.8%	9.2%
Single Tenant Retail	7	39,411,184	3.2	1.36	x	67.4%	8.5%
Office	14	$205,309,531	16.6%	1.93	x	66.5%	9.6%
CBD	10	173,950,000	14.0	1.99	x	65.4%	9.5%
General Suburban	2	20,889,813	1.7	1.56	x	73.9%	10.1%
Medical	2	10,469,718	0.8	1.57	x	69.9%	10.3%
Mixed Use	6	$199,569,619	16.1%	2.03	x	58.4%	11.6%
Merchandise Mart/Retail	1	130,000,000	10.5	2.13	x	64.3%	13.1%
Office/Retail	5	69,569,619	5.6	1.85	x	47.4%	8.8%
Self Storage	9	$44,955,000	3.6%	2.18	x	63.7%	11.0%
Manufactured Housing	3	$13,495,941	1.1%	1.48	x	72.9%	8.8%
Industrial	4	$12,694,862	1.0%	1.61	x	66.3%	13.8%
Warehouse	1	4,694,862	0.4	1.56	x	61.8%	19.1%
Manufacturing	2	4,025,000	0.3	1.64	x	68.9%	10.7%
Warehouse/Distribution	1	3,975,000	0.3	1.64	x	68.9%	10.7%
Total / Wtd. Avg.	178	$1,238,271,775	100.0%	2.19	x	63.6%	12.1%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
Texas	16	$273,424,006	22.1%	$653,780,000	19.1%	$55,349,369	20.7%
California	19	162,700,857	13.1	473,370,000	13.8	37,145,283	13.9
Washington	10	125,265,025	10.1	571,500,000	16.7	34,665,316	13.0
Ohio	15	104,789,391	8.5	172,340,000	5.0	12,043,435	4.5
New York	8	70,958,599	5.7	202,000,000	5.9	13,362,155	5.0
Michigan	15	63,163,421	5.1	119,500,000	3.5	9,838,886	3.7
Florida	13	60,801,969	4.9	149,500,000	4.4	12,870,622	4.8
Missouri	3	53,845,249	4.3	107,000,000	3.1	8,586,012	3.2
Pennsylvania	5	50,250,000	4.1	86,865,000	2.5	6,703,077	2.5
Georgia	8	37,747,660	3.0	87,200,000	2.5	6,778,378	2.5
South Carolina	5	24,667,331	2.0	47,400,000	1.4	4,027,838	1.5
Virginia	5	23,633,410	1.9	60,600,000	1.8	4,925,100	1.8
North Carolina	7	23,087,899	1.9	62,910,000	1.8	5,674,233	2.1
Colorado	6	21,143,582	1.7	90,750,000	2.6	8,154,983	3.0
Tennessee	4	18,290,763	1.5	54,800,000	1.6	5,135,842	1.9
Illinois	8	16,417,277	1.3	109,170,000	3.2	10,183,655	3.8
New Jersey	2	14,826,827	1.2	34,900,000	1.0	2,844,861	1.1
Oklahoma	2	13,722,648	1.1	28,130,000	0.8	2,082,539	0.8
District of Columbia	1	13,700,000	1.1	20,200,000	0.6	988,797	0.4
Alabama	5	12,498,003	1.0	49,600,000	1.4	4,074,333	1.5
Kentucky	3	11,422,716	0.9	29,675,000	0.9	2,427,569	0.9
Louisiana	1	11,100,000	0.9	16,800,000	0.5	1,486,813	0.6
Indiana	3	10,444,455	0.8	27,520,000	0.8	2,064,172	0.8
Arizona	4	6,971,340	0.6	32,960,000	1.0	3,197,590	1.2
Connecticut	2	2,876,342	0.2	33,500,000	1.0	3,657,315	1.4
Nevada	1	2,144,811	0.2	3,300,000	0.1	191,196	0.1
Maryland	2	2,057,051	0.2	27,500,000	0.8	2,046,495	0.8
Oregon	1	1,720,511	0.1	20,500,000	0.6	1,915,650	0.7
Kansas	1	1,259,187	0.1	15,000,000	0.4	1,412,047	0.5
Massachusetts	1	1,259,187	0.1	15,000,000	0.4	1,489,060	0.6
Minnesota	1	1,259,187	0.1	15,000,000	0.4	1,410,917	0.5
Arkansas	1	823,072	0.1	10,500,000	0.3	816,093	0.3
Total	178	$1,238,271,775	100.0%	$3,428,770,000	100.0%	$267,549,632	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)
The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the Courtyard by Marriott Portfolio mortgaged properties without regard to the portfolio premium as described under “Certain Definitions—Appraised Value” in this Term Sheet. Additionally, the Underwritten NOI was calculated using the individual net operating income for the Courtyard by Marriott Portfolio mortgaged properties without regard to the incentive management fee ($1,416,328), which is calculated on a portfolio basis only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,198,379 - 5,000,000	25	$88,963,907	7.2%
5,000,001 - 10,000,000	30	199,043,778	16.1
10,000,001 - 15,000,000	17	206,191,062	16.7
15,000,001 - 20,000,000	6	107,873,756	8.7
20,000,001 - 25,000,000	3	74,500,000	6.0
25,000,001 - 30,000,000	2	55,049,272	4.4
30,000,001 - 50,000,000	1	33,250,000	2.7
50,000,001 - 100,000,000	3	220,400,000	17.8
100,000,001 - 130,000,000	2	253,000,000	20.4
Total	89	$1,238,271,775	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.30	7	$94,972,000	7.7%
1.31 - 1.40	6	53,667,330	4.3
1.41 - 1.50	20	194,113,363	15.7
1.51 - 1.60	15	115,982,185	9.4
1.61 - 1.70	13	142,496,272	11.5
1.71 - 1.80	6	27,042,953	2.2
1.81 - 1.90	6	57,650,000	4.7
1.91 - 2.00	2	42,973,756	3.5
2.01 - 2.50	8	394,288,479	31.8
2.51 - 3.00	2	8,885,438	0.7
3.01 - 7.40	4	106,200,000	8.6
Total	89	$1,238,271,775	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only, Then Amortizing(2)	39	$495,172,500	40.0%
Amortizing (30 Years)	31	364,869,975	29.5
Interest Only	9	300,840,000	24.3
Interest Only - ARD	1	28,095,000	2.3
Amortizing (25 Years)	3	19,202,000	1.6
Interest Only, Then Amortizing - ARD(2)	1	12,130,000	1.0
Amortizing (20 Years)	3	10,022,000	0.8
Fully Amortizing	1	4,694,862	0.4
Amortizing (27.5 Years)	1	3,245,438	0.3
Total	89	$1,238,271,775	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date. (2) Original partial interest only periods range from 6 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	25	$736,572,473	59.5%
Springing	45	385,292,053	31.1
Soft	8	67,040,120	5.4
None	10	45,297,510	3.7
Soft Springing	1	4,069,619	0.3
Total	89	$1,238,271,775	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
28.2 - 35.0	1	$84,450,000	6.8%
35.1 - 50.0	4	65,500,000	5.3
50.1 - 55.0	5	34,152,000	2.8
55.1 - 60.0	2	8,885,438	0.7
60.1 - 65.0	15	445,150,896	35.9
65.1 - 70.0	23	219,319,082	17.7
70.1 - 75.0	36	353,134,359	28.5
75.1 - 78.2	3	27,680,000	2.2
Total	89	$1,238,271,775	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
0.0 - 25.0	1	$4,694,862	0.4%
25.1 - 30.0	2	97,450,000	7.9
30.1 - 40.0	1	3,302,000	0.3
40.1 - 45.0	6	57,026,272	4.6
45.1 - 50.0	9	182,506,809	14.7
50.1 - 55.0	14	244,091,324	19.7
55.1 - 60.0	21	172,931,049	14.0
60.1 - 65.0	24	328,936,841	26.6
65.1 - 72.5	11	147,332,620	11.9
Total	89	$1,238,271,775	100.0%
(1) See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	67	$1,032,581,446	83.4%
Acquisition	20	195,490,330	15.8
Recapitalization	2	10,200,000	0.8
Total	89	$1,238,271,775	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.663 - 4.000	18	$510,063,756	41.2%
4.001 - 4.250	39	485,201,074	39.2
4.251 - 4.500	21	162,357,703	13.1
4.501 - 4.750	9	72,903,804	5.9
4.751 - 5.050	2	7,745,438	0.6
Total	89	$1,238,271,775	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 8.0	6	$108,950,000	8.8%
8.1 - 9.0	12	137,080,000	11.1
9.1 - 10.0	28	319,505,693	25.8
10.1 - 11.0	22	212,851,323	17.2
11.1 - 12.0	5	71,637,224	5.8
12.1 - 13.0	4	31,413,756	2.5
13.1 - 14.0	6	167,350,000	13.5
14.1 - 15.0	3	97,093,479	7.8
15.1 - 32.7	3	92,390,300	7.5
Total	89	$1,238,271,775	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 8.0	10	$176,350,000	14.2%
8.1 - 9.0	27	367,450,506	29.7
9.1 - 10.0	24	201,979,510	16.3
10.1 - 11.0	13	107,044,224	8.6
11.1 - 12.0	3	34,713,756	2.8
12.1 - 13.0	7	246,743,479	19.9
13.1 - 27.7	5	103,990,300	8.4
Total	89	$1,238,271,775	100.0%
(1) See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6	2	$9,800,000	0.8%
12	2	$24,900,000	2.0%
24	8	$190,575,000	15.4%
36	11	$92,462,500	7.5%
48	1	$11,000,000	0.9%
60	16	$178,565,000	14.4%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	7	$138,243,999	11.2%
120	81	1,095,332,915	88.5
132	1	4,694,862	0.4
Total	89	$1,238,271,775	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59 - 60	7	$138,243,999	11.2%
61 - 130	82	1,100,027,777	88.8
Total	89	$1,238,271,775	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Range of Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	10	$328,935,000	26.6%
132 - 240	4	14,716,862	1.2
241 - 360	75	894,619,914	72.2
Total	89	$1,238,271,775	100.0%
(1) Except for one fully amortizing mortgage loan, all of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	10	$328,935,000	26.6%
130 - 330	8	37,164,300	3.0
331 - 360	71	872,172,475	70.4
Total	89	$1,238,271,775	100.0%
(1) Except for one fully amortizing mortgage loan, all of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	82	$1,187,673,396	95.9%
Yield Maintenance	6	46,098,379	3.7
Yield Maintenance or Defeasance	1	4,500,000	0.4
Total	89	$1,238,271,775	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	85	$1,126,571,775	91.0%
Replacement Reserves(1)	82	$1,034,021,775	83.5%
Insurance	74	$838,457,899	67.7%
TI/LC(2)	39	$605,605,809	90.4%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of Initial Pool Balance secured by retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Courtyard by Marriott Portfolio	Hospitality	$84,450,000	6.8%	59	7.40x	32.7%	28.2%
1035 Market Street	Mixed Use	$24,500,000	2.0%	59	1.83x	8.1%	48.0%
Germantown Plaza	Retail	$10,762,500	0.9%	59	1.44x	9.3%	75.0%
Crestwood Whitewood Apartments	Multifamily	$7,790,120	0.6%	59	1.36x	9.5%	74.2%
Ruschmeyer’s Montauk	Hospitality	$4,500,000	0.4%	60	1.89x	14.0%	62.5%
Village Place Apartments	Multifamily	$3,245,438	0.3%	59	2.59x	18.5%	59.5%
Roaring Fork Mobile Home Park	Manufactured Housing	$2,995,941	0.2%	59	1.50x	9.1%	67.9%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses,  yield maintenance charges, prepayment premiums and excess interest, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates:  (i) first, to interest on the Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse the Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on the Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on the Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse the Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on the Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on the Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse the Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D and Class X-D certificates:  (i) first, to interest on the Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on the Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   Class E certificates: (i) first, to interest on the Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on the Class E certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates) and trust components in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X Certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class S or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Offered Certificates Distributions Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans
Each of the Selig Office Portfolio mortgage loan, the Courtyard by Marriott Portfolio mortgage loan and the 170 Broadway mortgage loan are referred to in this Term Sheet as, individually, a “non-serviced loan” and, collectively, the “non-serviced loans”. The non-serviced loans and each related companion loan are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement.  Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will, in each case, be governed by the related Controlling PSA. Each Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to each mortgage loan (other than a non-serviced loan) and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the forgoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or whole loan serviced under the pooling and servicing agreement for this transaction) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal amount, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of a non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when Class E is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement.  See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

DoubleLine Capital LP, or its affiliate, is expected to purchase the Class E, Class F and Class G certificates and, on the Closing Date, is expected to appoint DoubleLine Capital LP, or its affiliate, to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) unless no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicers to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time as no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the serviced companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

If at any time that DoubleLine Capital LP, or its affiliate, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to exist until such time as the certificate registrar receives any such notice.

With respect to a non-serviced whole loan, the controlling class representative for this transaction will have limited consultation rights, and the applicable controlling class representative (or equivalent entity) or another directing holder pursuant to the related Controlling PSA will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such non-serviced whole loan, as provided for in the related co-lender agreement and in the related Controlling PSA, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
The Dallas Market Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $130,000,000, represents approximately 10.5% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $129,000,000, which is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts.  The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”.  The Dallas Market Center mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Dallas Market Center whole loan”, a “serviced whole loan” and a “whole loan”.

The Selig Office Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $123,000,000, represents approximately 9.9% of the Initial Pool Balance, and has two related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $222,000,000. One such companion loan was contributed to the mortgage pool backing the Citigroup Commercial Mortgage Trust 2015-GC29 Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 (the “CGCMT 2015-GC29 transaction”) and the other such companion loan is expected to be contributed to a future securitization trust.  Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”.  The Selig Office Portfolio mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Selig Office Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”.  The Selig Office Portfolio whole loan will be serviced by the CGCMT 2015-GC29 master servicer and, if and to the extent necessary, the CGCMT 2015-GC29 special servicer, under the Citigroup Commercial Mortgage Trust 2015-GC29 pooling and servicing agreement (referred to as the “CGCMT 2015-GC29 PSA” in this Term Sheet).

The Courtyard by Marriott Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $84,450,000, represents approximately 6.8% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $230,550,000 and one related subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $355,000,000.  Two of those pari passu companion loans and the subordinate companion loan are currently held by German American Capital Corporation and are expected to be contributed to the mortgage pool backing the COMM 2015-CCRE23 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “COMM 2015-CCRE23 transaction”) and the other pari passu companion loan is expected to be contributed to a future securitization trust.  Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “non-serviced companion loan”.  The Courtyard by Marriott Portfolio mortgage loan and the related pari passu companion loans are generally pari passu in right of payment to each other and the related subordinate companion loan is subordinate in right of payment to the Courtyard by Marriott Portfolio mortgage loan and the pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet prospectus as the “Courtyard by Marriott Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”.  The Courtyard by Marriott Portfolio whole loan is expected to be serviced by the COMM 2015-CCRE23 master servicer and, if and to the extent necessary, the COMM 2015-CCRE23 special servicer, under the COMM 2015-CCRE23 Mortgage Trust pooling and servicing agreement (referred to as the “COMM 2015-CCRE 23 PSA” in this Term Sheet).

The 170 Broadway mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $20,000,000, represents approximately 1.6% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $50,000,000, which was securitized in connection with the issuance of the CGCMT 2015-GC29 transaction.  Such pari passu companion loan is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”.  The 170 Broadway mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “170 Broadway whole loan”, a “whole loan” and a “non-serviced whole loan”.  The 170 Broadway whole loan will be serviced by the CGCMT 2015-GC29 master servicer and, if and to the extent necessary, the CGCMT 2015-GC29 special servicer under the CGCMT 2015-GC29 PSA.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)
The CGCMT 2015-GC29 PSA and COMM 2015-CCRE23 PSA are also each referred to in this Term Sheet as the “Controlling PSA” with respect to the related non-serviced whole loan(s).

In the case of the non-serviced whole loans, the related mortgage loans are referred to as “non-serviced loans”.

The Selig Office Portfolio companion loan and the 170 Broadway companion loan are assets in the CGCMT 2015-GC29 transaction.  The Selig Office Portfolio mortgage loan and the 170 Broadway mortgage loan and the related non-serviced companion loans are serviced by Midland Loan Services, a Division of PNC Bank, National Association, as the CGCMT 2015-GC29 master servicer and the CGCMT 2015-GC29 special servicer, pursuant to the terms of the CGCMT 2015-GC29 PSA.  Deutsche Bank Trust Company Americas, as the CGCMT 2015-GC29 trustee, or a custodian on its behalf, will hold the mortgage file for the Selig Office Portfolio and 170 Broadway whole loans pursuant to the CGCMT 2015-GC29 PSA (other than the promissory note for the related mortgage loan, which will be held by the custodian under the pooling and servicing agreement for this securitization).

Two of the Courtyard by Marriott Portfolio pari passu companion loans and the related subordinate companion loan are expected to be assets in the COMM 2015-CCRE23 transaction.  The Courtyard by Marriott Portfolio mortgage loan and the related non-serviced companion loans are expected to be serviced by Midland Loan Services, a Division of PNC Bank, National Association as the COMM 2015-CCRE23 master servicer, and CWCapital Asset Management, LLC, as the COMM 2015-CCRE23 special servicer, pursuant to the terms of the COMM 2015-CCRE23 PSA.  Wilmington Trust, National Association, as the COMM 2015-CCRE23 trustee, or a custodian on its behalf, is expected to hold the mortgage file for the Courtyard by Marriott Portfolio whole loan pursuant to the COMM 2015-CCRE23 PSA (other than the promissory note for the related mortgage loan, which will be held by the custodian under the pooling and servicing agreement for this securitization).

For more information regarding the whole loans, see “—Transaction Parties and Significant Dates, Events and Periods—Companion Loan Holders” and “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

Servicing Standard
Each of the mortgage loans (other than non-serviced loans) and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer are obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender.  The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:
(a)  for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)  for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the controlling class representative may replace the special servicer with respect to all the mortgage loans (other than the non-serviced loans) and the serviced whole loan, with or without cause, at any time.  After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class S, Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer (continued)
At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the applicable special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than the Class S, Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer.

Servicing Compensation
Modification Fees: With respect to those mortgage loans and the whole loan serviced under the pooling and servicing agreement (each, a “serviced loan”) certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees)) on the related serviced loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by either special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced loan or related REO property; provided, that if the serviced loan  ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced loan  ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced loan  ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced loan  (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced loan , and any excess received with respect to a serviced loan  will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the applicable special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced loan  that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan  that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan  from the date such serviced loan  becomes a corrected loan through and including the then related maturity date or anticipated repayment date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan  from the date such serviced loan  becomes a corrected loan through and including the then related maturity date or anticipated repayment date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 7 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Courtyard by Marriott Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $1,116,000,000 which represents the appraised value for the Courtyard by Marriott Portfolio as a whole and not the sum of the appraised values for each of the sixty-five individual Courtyard by Marriott Portfolio mortgaged properties. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.  With respect to the Worthington Renaissance Fort Worth mortgage loan, the manager established an operating account (and borrower has pledged its rights in such account to lender pursuant to the management agreement into which all of the foregoing amounts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated, however, the loan agreement prohibits the borrower or operating lessee from withdrawing or transferring money from such operating account during the continuance of an event of default under the related loan documents.

■	“MSA”: Metropolitan statistical area.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox account converts to a Hard Lockbox.

■
“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan  adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 14 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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DALLAS MARKET CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

DALLAS LOVE FIELD AIRPORT
University Park
Highland Park
GREENWAY PARK
PERRY HEIGHTS
KNOX PARK
COCHRAN HEIGHTS
OAK LAWN
DALLAS NORTH TOLLWAY
Southwestern Medical Center
STEMMONS FWY
Dallas Trade Mart
Texas Scottish Rite Hospital
CityPlace Market
Dallas
UPTOWN
OLD EAST DALLAS
Dallas Market Center
2050 and 2100 North Stemmons Freeway
Dallas, TX 75207
DESIGN DISTRICT
American Airlines Center
ARTS DISTRICT
Dallas Museum of Art
Baylor Hospital
DEEP ELLUM
WEST DALLAS
LA BAJADA
DOWNTOWN
HISTORIC DISTRICT
GOVERNMENT DISTRICT
FARMERS MARKET
City Hall
Dallas Convention Center
Reunion Arena
REUNION
E R L THORNTON FWY
DALLAS FORT WORTH TPKE
RODGERS FWY
HAWN FWY
EAST KESSLER PARK
Cotton Bowl
Trinity River
DART
Fort Worth
Arlington
Grand Prairie
Irving
Dallas
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance(4)		$130,000,000
Property Type	Merchandise Mart	Cut-off Date Principal Balance per SF(1)(3)		$83.50
Size (SF)(1)	3,101,772	Percentage of Initial Pool Balance		10.5%
Total Occupancy as of 4/22/2015(2)	88.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/22/2015(2)	88.3%	Type of Security(5)		Fee Simple
Year Built / Latest Renovation	1959, 1974, 1978, 1984, 2007 / 2007	Mortgage Rate		4.09750%
Appraised Value	$403,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$66,737,601
Underwritten Expenses	$32,904,905	Escrows
Underwritten Net Operating Income (NOI)	$33,832,696		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$31,915,179	Taxes	$439,167	$87,833
Cut-off Date LTV Ratio(3)	64.3%	Insurance	$47,500	$0
Maturity Date LTV Ratio(3)	51.2%	Replacement Reserve(6)	$910,580	$0
DSCR Based on Underwritten NOI / NCF(3)	2.25x / 2.13x	TI/LC(7)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	13.1% / 12.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$259,000,000	100.0%	Loan Payoff	$131,719,468	50.9%
			Principal Equity Distribution(8)	122,644,953	47.4
			Reserves	2,897,247	1.1
			Closing Cost	1,738,333	0.7

Total Sources	$259,000,000	100.0%	Total Uses	$259,000,000	100.0%

(1)	The total collateral SF includes 2,642,142 SF from permanent showroom tenants, 82,630 SF of administrative office space (utilized by property management) and 377,000 SF of temporary show space.

(2)
Total Occupancy and Owned Occupancy are based on permanent showroom space and the 82,630 SF of administrative office space (utilized by property management) and excludes the 377,000 SF of temporary show space.

(3)	Calculated based on the aggregate balance of the Dallas Market Center Whole Loan.

(4)
The Cut-off Date Principal Balance of $130,000,000 represents note A-1 of a $259,000,000 whole loan evidenced by two pari passu notes. The companion loan, evidenced by note A-2 with a principal balance of $129,000,000, is expected to be contributed to one or more future securitization transactions.

(5)	The Dallas Market Center Loan is subject to ground leases for which the borrower sponsor controls both landlord and tenant under each of the ground leases.

(6)	The replacement reserve is capped at $910,580. See “—Escrows” below.

(7)	The TI/LC reserve is capped at $1,500,000. See “—Escrows” below.

(8)
Principal equity distribution was utilized by the borrower for the buyout of its existing equity partner. The total buyout amount was $140,000,000 and closed in conjunction with the origination of the Dallas Market Center Loan.

■
The Mortgage Loan.  The mortgage loan (the “Dallas Market Center Loan”) is part of a whole loan (the “Dallas Market Center Whole Loan”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in two buildings that comprise a portion of the Dallas Market Center campus located in Dallas, Texas (the “Dallas Market Center Property”). The Dallas Market Center Loan (evidenced by note A-1), which represents the controlling interest in the Dallas Market Center Whole Loan and which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $130,000,000 and represents approximately 10.5% of the Initial Pool Balance. The related companion loan (the “Dallas Market Center Companion Loan”) (evidenced by note A-2), represents the non-controlling interest in the Dallas Market Center Whole Loan and is currently held by Goldman Sachs Mortgage Company outside the Issuing Entity. The Dallas Market Center Companion Loan has an outstanding principal balance as of the Cut-off Date of $129,000,000 and is expected to be contributed to one or more future securitization transactions. The Dallas Market Center Whole Loan was originated by Goldman Sachs Mortgage Company on April 29, 2015 and has an original principal balance of $259,000,000. Each note has an interest rate of 4.09750% per annum.  The borrower utilized the proceeds of the Dallas Market Center Whole Loan to refinance the existing debt on the Dallas Market Center Property, pay closing costs, fund loan reserves and buyout the borrower’s existing equity partner.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

The Dallas Market Center Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Dallas Market Center Loan requires payments of interest and principal based on a 30-year amortization schedule during its term. The scheduled maturity date is the due date in May 2025. The Dallas Market Center Loan may be voluntarily prepaid on or after the due date in February 2025 without payment of a prepayment premium. Provided that no event of default under the Dallas Market Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Dallas Market Center Loan and (b) the second anniversary of the closing date of the securitization into which the last portion of the Dallas Market Center Loan is deposited.

■
The Mortgaged Property.  The Dallas Market Center Property is a wholesale merchandise mart that consists of two buildings (the “World Trade Center” and the “Trade Mart”) totaling approximately 3,101,772 SF of rentable space located in Dallas, Texas. Approximately 2,642,142 SF of the total rentable area is permanent showroom space occupied by approximately 1,100 tenants, approximately 377,000 SF is exhibition space that is temporarily leased to tenants during various trade shows and markets throughout the year and 82,630 SF is administrative office space (occupied by property management) located on the fifth floor of the Trade Mart. The Dallas Market Center Property comprises a portion of the four building Dallas Market Center campus which includes the World Trade Center (collateral), the Trade Mart (collateral), the International Trade Plaza building (not collateral) and the Market Hall building (not collateral). Parking for the Dallas Market Center Property is provided by 2,156 parking spaces located in three structured parking garages and surface spaces which are part of the collateral. The non-collateral buildings are owned by an affiliate of the borrower. As of April 22, 2015, Total and Owned Occupancy were approximately 88.3% (based on permanent SF) at the Dallas Market Center Property.

The Dallas Market Center campus was constructed in order to respond to the needs of the wholesale trading community and totals 5.25 million gross square feet in four facilities. The Dallas Market Center Property offers manufacturers, or their distributors and sales representatives, centralized permanent showrooms for year-round exhibition of their products. By committing to permanent space, in addition to having the availability of a year-round sales facility, tenants have the ability to participate in the various markets and trade shows held at the Dallas Market Center Property. The Dallas Market Center Property is located at the intersection of Interstate 35 (Stemmons Freeway) and Market Center Boulevard, just northwest of downtown and uptown Dallas. The majority of the tenants at the Dallas Market Center Property (approximately 85% of rental revenue) lease permanent showroom space and are open year-around while others lease temporary space to maintain a presence at specific markets.  The temporary space (377,000 SF) is intentionally not leased on a long term basis so it can be used to hold markets.

The World Trade Center contains approximately 2.9 million gross SF of which approximately 1.94 million SF is rentable permanent showroom space. The first seven floors opened in 1974 and later expanded to 15 floors in 1978. Nine of its floors house showrooms of gifts, decorative accents, lighting, furniture, rugs, textiles, fabric, jewelry, toys and design furnishings. Temporary exhibits can be found on floors 1, 6, 8, 12 and 13 during markets.

The Trade Mart contains approximately 1.5 million gross SF of which approximately 701,000 SF is rentable permanent showroom space. Completed in 1959, its four floors are home to hundreds of showrooms featuring gifts, decorative accents, lighting, tabletop and stationery. The Trade Mart was last renovated and expanded in 2007, adding an additional two floors of showroom space, two floors of garage parking and a modernized atrium.

Most of the tenants at the Dallas Market Center Property are small with an average tenant size of just over 2,000 square feet for all of the currently leased space. This is considered typical of the merchandise/mart industry which has a number of independent wholesale representatives that do not have a need for expansive floor space. Within the subject property, the Gift Industry is the largest industry segment with over 600,000 square feet of space situated on the first and second floors of the Trade Mart and Floors 2, 3 and 4 of the World Trade Center. Following closely behind is the Lighting Industry with almost 500,000 square feet of space mainly located on the third and fourth floors of the Trade Mart. The Dallas Market Center Property also has large concentrations of businesses within the home furnishings, children’s and women’s wear industry segments.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

The following table presents certain information relating to the major tenants at the Dallas Market Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Sales per SF	Lease Expiration	Renewal / Extension Options
Don Bernard & Associates, LLC	NR / NR / NR	20,737	0.7%	$597,421	0.9%	$28.81	NA	(1)	NA
Cliff Price & Co., Inc.	NR / NR / NR	20,834	0.7	578,061	0.9	27.75	NA	(2)	NA
Generation Brands, LLC(3)	NR / NR / NR	23,667	0.8	577,948	0.9	24.42	NA	8/31/2016	NA
Ivystone Group, LLC	NR / NR / NR	22,759	0.7	576,979	0.9	25.35	NA	(4)	NA
Hudson Valley Lighting, Inc.	NR / NR / NR	16,742	0.5	547,463	0.9	32.70	NA	9/30/2017	NA
Goetz, Inc.	NR / NR / NR	20,477	0.7	522,828	0.8	25.53	NA	6/30/2018	NA
Hinkley Lighting, Inc.	NR / NR / NR	17,327	0.6	485,472	0.8	28.02	NA	8/31/2016	NA
The L.D. Kichler Company	NR / NR / NR	28,633	0.9	483,325	0.8	16.88	NA	(5)	NA
Western Reps, Inc.	NR / NR / NR	18,345	0.6	465,587	0.7	25.38	NA	(6)	NA
Midwest – CBK, LLC	NR / NR / NR	15,756	0.5	384,027	0.6	24.37	NA	7/31/2018	NA
Ten Largest Permanent Tenants		205,277	6.6%	$5,219,112	8.1%	$25.42
Remaining Permanent Tenants(7)		2,201,262	71.0	49,592,654	77.0	22.53
Vacant Space		318,233	10.3	0	0.0	0.00
Total / Wtd. Avg. All Permanent Tenants		2,724,772	87.8%	$54,811,766	85.1%	$22.78
Total Temporary Tenants		377,000	12.2%	$9,569,365	14.9%	$25.38
Total / Wtd. Avg. All Owned Tenants		3,101,772	100.0%	$64,381,131	100.0%	$23.13

(1)
Don Bernard & Associates, LLC has five separate lease expirations, including 12,167 SF of space ($30.54 base rent per SF) expiring on 10/31/2016, 3,900 SF of space ($29.23 base rent per SF) expiring on 1/30/2016, 2,659 SF of space ($37.02 base rent per SF) expiring on 9/30/2017, 1,486 SF of space ($3.37 base rent per SF) expiring on 8/31/2015 and 525 SF of space ($16.00 base rent per SF) expiring on 10/31/2017.

(2)
Cliff Price & Co., Inc. has three separate lease expirations, including 13,607 SF of space ($27.98 base rent per SF) expiring on 9/30/2020, 3,855 SF of space ($28.78 base rent per SF) expiring on 9/30/2020 and 3,372 SF of space ($25.62 base rent per SF) expiring on 1/31/2017.

(3)	Generation Brands, LLC dba Murray Feiss Imports and Monte Carlo Fans.
(4)
Ivystone Group, LLC has two separate lease expirations, including 21,728 SF of space ($26.32 base rent per SF) expiring on 4/30/2017 and 1,031 SF of space ($5.00 base rent per SF) expiring on 9/30/2016.

(5)
The L.D. Kichler Company has two separate lease expirations, including 23,948 SF of space ($16.88 base rent per SF) expiring on 8/31/2016 and 4,685 SF of space ($16.88 base rent per SF) expiring on 11/30/2015.

(6)
Western Reps, Inc. has four separate lease expirations, including 12,735 SF of space ($25.68 base rent per SF) expiring on 3/31/2019, 4,203 SF of space ($26.74 base rent per SF) expiring on 3/31/2020, 957 SF of space ($25.00 base rent per SF) expiring on 10/31/2016 and 450 SF of space ($5.00 base rent per SF) expiring on 5/31/2015.

(7)	Includes 82,630 SF of administrative office space (utilized by property management).

The following table presents certain information relating to the lease rollover schedule at the Dallas Market Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	83,547	3.1%	3.1%	$1,405,676	2.6%	$16.82	47
2015	320,931	11.8	14.8%	6,733,812	12.3	20.98	335
2016	677,694	24.9	39.7%	16,419,385	30.0	24.23	328
2017	653,707	24.0	63.7%	15,263,184	27.8	23.35	230
2018	257,867	9.5	73.2%	6,982,134	12.7	27.08	88
2019	247,631	9.1	82.3%	6,014,639	11.0	24.29	56
2020	80,878	3.0	85.2%	1,953,313	3.6	24.15	16
2021	0	0.0	85.2%	0	0.0	0.00	0
2022	0	0.0	85.2%	0	0.0	0.00	0
2023	1,150	0.0	85.3%	28,451	0.1	24.74	1
2024	0	0.0	85.3%	0	0.0	0.00	0
2025	504	0.0	85.3%	11,174	0.0	22.17	1
2026 & Thereafter(2)	82,630	3.0	88.3%	0	0.0	0.00	1
Vacant	318,233	11.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,724,772	100.0%		$54,811,766	100.0%	$22.78	1,103

(1)	Calculated based on approximate square footage occupied by each Owned Tenant, exclusive of the 377,000 SF of temporary tenant space.
(2)	Represents 82,630 SF administrative office space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

The following table presents certain information relating to historical leasing at the Dallas Market Center Property:

Historical Leased %(1)
TTM February 2011	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
81.6%	81.6%	82.6%	85.0%	88.5%

(1)	As provided by the borrower and represents average occupancy for the indicated 12-month period.

The following table presents certain information relating to historical base rent per SF at the Dallas Market Center Property:

Historical Average Base Rent per SF(1)
TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
$23.28	$23.07	$22.71	$22.32

(1)	As provided by the borrower. Represents average base rent for the total current permanent space for the given time period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dallas Market Center Property:

Cash Flow Analysis(1)

	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$54,811,766	$17.67
Gross Up Vacancy	0	0	0	0	7,644,527	2.46
Total Rent	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$62,456,293	$20.14
Temporary Tenant Revenue	7,917,866	8,442,508	8,952,879	9,569,365	9,569,365	3.09
Other Income	2,828,215	2,907,630	2,890,827	2,945,632	2,945,632	0.95
Vacancy & Credit Loss(3)	0	0	0	0	(8,233,689)	(2.65)
Effective Gross Income	$60,947,814	$61,705,096	$62,837,850	$64,714,008	$66,737,601	$21.52

Total Operating Expenses	$30,874,612	$30,976,915	$31,005,176	$31,529,354	$32,904,905	$10.61

Net Operating Income	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$33,832,696	$10.91
TI/LC	0	0	0	0	1,153,463	0.37
Capital Expenditures	0	0	0	0	764,053	0.25
Net Cash Flow	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$31,915,179	$10.29

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent based on contractual rents as of April 22, 2015 and rent steps through May 31, 2016.
(3)	Vacancy & Credit Loss for the Underwritten Value includes Vacancy Loss and Rent Abatements.

■	Appraisal. According to the appraisal, the Dallas Market Center Property had an “as-is” appraised value of $403,000,000 as of March 23, 2015.

■
Environmental Matters.  According to a Phase I environmental report, dated April 24, 2015, there are no recognized environmental conditions or recommendations for further action at the Dallas Market Center Property other than the maintenance of an operation and maintenance plan for asbestos.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

■
Market Overview and Competition.  The Dallas Market Center Property is located about two miles northwest of Dallas CBD, approximately two miles southeast of Dallas Love Field airport, and 12 miles east of DFW International Airport, in a district locally referred to as the Stemmons Freeway Corridor and is accessible via Oak Lawn Avenue, Mockingbird Lane, Northwest Highway and Irving Boulevard, which all provide direct access to and from Stemmons Freeway. The Dallas North Tollway is located three blocks from the Dallas Market Center and it provides access to the Dallas CBD to the south and suburban locales in Collin County to the north. Dallas Area Rapid Transit (“DART”) provides rail and bus services adjacent to the Dallas Market Center Property.

According to the appraisal, the U.S. Census Bureau estimates that the DFW-Arlington MSA was the fastest growing metro area in the country over the past 10 years, adding 1.5 million people, increasing the population over 25% since 2000. The area is forecasted to have an average increase of 3.0% job growth year over year through 2018. The Dallas-Fort Worth region is among the top six metropolitan areas in the country for large corporate headquarters, including Toyota North America, Exxon Mobil Corporation, AT&T and Southwest Airlines.

The Dallas Market Center Property is considered to compete most directly with the trade marts found in Atlanta, Las Vegas, Los Angeles and New York.

The following table presents certain information relating to the primary competition for Dallas Market Center:

Competitive Set(1)

	Dallas Market Center	AmericasMart	Atlanta Decorative Arts Center	Decoration and Design Building	The New Mart	New York Design Center	World Market Center
Location	Dallas, TX	Atlanta, GA	Atlanta, GA	New York, NY	Los Angeles, CA	New York, NY	Las Vegas, NV
Property Type	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart
Year Built	1957/1964	1957	1960/1984	1960	1928/1997	1926/1981	2005/2008
Total GLA	3,101,772	4,200,000	500,000	584,000	253,000	500,000	4,098,248
Total Occupancy	88.3%	98%	99%	100%	100%	100%	78%
Merchandise Lines	Home Décor, Apparel, Gifts, Lighting	Home Furnishings, Gifts, Apparel	Home Furnishings, Accessories	Home Furnishings, Accessories	Apparel, Furnishings, Gifts	Home Furnishings, Accessories	Furniture, Gifts, Home Décor

(1)	Source: Appraisal.

■
The Borrower.  The borrower is WTC-Trade Mart 2015, L.P. The borrower is a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dallas Market Center Loan. Dallas Market Center Financial, L.L.C. is the non-recourse carveout guarantor under the Dallas Market Center Loan. The borrower is indirectly owned by Crow Family Partnership, L.P., which has a substantial stake in the ownership of various businesses, both real estate and non-real estate related, in the United States, Europe and South America. Crow Family Partnership, L.P. owns and manages the capital of the Trammell Crow family, who has had ownership in the Dallas Market Center Property for more than 55 years and is the original developer of the Dallas Market Center Property.

■
Escrows. On the origination date, the borrower funded escrow reserves in the amounts of (i) $439,167 for real estate taxes, (ii) $47,500 for insurance premiums, (iii) $1,500,000 for tenant improvements and leasing commissions reserves and (iv) $910,580 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserves equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period, (iii) a tenant improvement and leasing commission reserve in an amount equal to $125,000 (capped at $1,500,000) and (iv) a replacement reserve in an amount equal to $125,000 (capped at $910,580).

However, the borrower will not be required to fund a reserve in respect of insurance premiums so long as (i) no event of default has occurred or is continuing, (ii) the borrower is maintaining the required insurance under one or more blanket policies and (iii) the borrower delivers evidence reasonably acceptable to the lender that the insurance premiums have been paid.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

■
Lockbox and Cash Management.  The Dallas Market Center Loan is structured with a hard lockbox and in place cash management. The Dallas Market Center Loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account. All amounts in the lockbox account will be swept weekly to the lender-controlled cash management account. On a weekly basis, other than during a Dallas Market Center Trigger Period or an event of default under the Dallas Market Center Loan documents, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during a Dallas Market Center Trigger Period or, at the lender’s discretion, during an event of default under the Dallas Market Center Loan documents, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) operating expenses, and all remaining amounts will be reserved in an excess cash flow reserve account. On each due date during which no Dallas Market Center Trigger Period or event of default is continuing, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account. During the continuance of an event of default under the Dallas Market Center Loan documents, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Dallas Market Center Loan to amounts payable under the Dallas Market Center Loan documents and/or toward the payment of expenses of the Dallas Market Center Property, in such order of priority as the lender may determine.

A “Dallas Market Center Trigger Period” means (i) any period from the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $25,312,000, and ending at the conclusion of the second of any two 12-month periods thereafter during each of which the net operating income is equal to or greater than $25,312,000 and (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no Dallas Market Center Trigger Period under clause (i) above has commenced and is continuing.

■
Property Management.  The Dallas Market Center Property is managed by Market Center Management Company, Ltd. pursuant to a management agreement. Under the Dallas Market Center Loan documents, the Dallas Market Center Property must remain managed by Market Center Management Company, Ltd. or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrower to terminate, the property manager and to replace them with a property manager selected by the lender (i) during the continuance of an event of default under the Dallas Market Center Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, any replacement property manager will be selected by the borrower and approved by the lender (provided that in the event of default, any such replacement property manager will be selected by the lender).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DALLAS MARKET CENTER

■
Ground Lease.  The Dallas Market Center Property is subject to four ground leases that mature between 2055 and 2057. An affiliate of the borrower (and a mortgagor under the Dallas Market Center Loan) acquired the fee simple interest under all of the ground leases between 2004 and 2005 and is the fee owner of the land and the lessor under the ground leases. The ground lessors under each ground lease have confirmed, among other things, that (i) there are no defaults under the ground lease, (ii) the ground lessor consents to the interest of the lessee being encumbered by the mortgage, (iii) the lender is entitled to notice of any defaults under the ground lease and no notice of default or termination is effective unless such notice is given to the lender, (iv) the ground lease is assignable to the lender and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Dallas Market Center Loan and its successors and assigns without the consent of the lessor and (v) the ground lease is not subject to any interests or encumbrances superior to the mortgage, except for the related fee interest of the fee owner and permitted encumbrances, as defined under the loan documents.  In addition, the ground lease does not restrict the use of the Dallas Market Center Property by the borrower in a manner that would adversely affect the mortgage.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Future Indebtedness.  The borrower is permitted under the Dallas Market Center Loan to accept unsecured loans made by the borrower’s partners to the borrower in accordance with the terms of the borrower’s organizational documents and not exceeding $15,000,000 in the aggregate, provided that each such loan is required to be subject to the terms of a subordination and standstill agreement in a form acceptable to the lender of the Dallas Market Center Loan and to be entered into by the applicable holder of such loan in favor of the lender of the Dallas Market Center Loan.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Dallas Market Center Property (plus 18 months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 12-month period commencing on the date on which the Dallas Market Center Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Dallas Market Center Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Dallas Market Center Property are separately allocated to the Dallas Market Center Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

QUEEN ANNE
SEATTLE CENTER
Fred Hutchinson Cancer Research Center
UW Medicine Campus
SOUTH LAKE UNION
CAPITOL HILL
DENNY TRIANGLE
BELLTOWN
PIKE/PINE CORRIDOR
RETAIL CORE
Seattle
Virginia Mason Hospital
SEATTLE UNIVERSITY
PIKE MARKET DISTRICT
CBD
FIRST HILL
Elliott Bay
PIONEER SQUARE
CHINATOWN/ INTERNATIONAL DISTRICT
PORT OF SEATTLE
CENTURYLINK FIELD
1
2
3
4
5
6
7
8
9
CARTIFACT

Selig Office Portfolio

	Property Name	Address	City	State	Zip Code
1	1000 Second Avenue	1000 Second Avenue	Seattle	Washington	98104
2	2901 Third Avenue	2901 Third Avenue	Seattle	Washington	98121
3	3101 Western Avenue	3101 Western Avenue	Seattle	Washington	98121
4	300 Elliott Avenue West	300 Elliott Avenue West	Seattle	Washington	98119
5	3131 Elliott Avenue	3131 Elliott Avenue	Seattle	Washington	98121
6	2615 Fourth Avenue	2615 Fourth Avenue	Seattle	Washington	98121
7	190 Queen Anne Avenue North	190 Queen Anne Avenue North	Seattle	Washington	98109
8	200 First Avenue West	200 First Avenue West	Seattle	Washington	98119
9	18 West Mercer Street	18 West Mercer Street	Seattle	Washington	98119

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller	GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)	$123,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$211.47
Size (SF)	1,631,457	Percentage of Initial Pool Balance	9.9%
Total Occupancy as of 2/23/2015(1)	92.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/23/2015(1)	92.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	3.90850%
Appraised Value	$544,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120

Underwritten Revenues	$44,652,839
Underwritten Expenses	$12,576,474	Escrows
Underwritten Net Operating Income (NOI)	$32,076,365	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$30,307,148	Taxes	$255,019	$255,019
Cut-off Date LTV Ratio(2)	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	62.3%	Replacement Reserve	$0	$33,989
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.22x	TI/LC	$0	$203,932
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.8%	Other(5)	$7,616,186	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$345,000,000	100.0%	Loan Payoff	$307,285,721	89.1%
Principal Equity Distribution	27,103,125	7.9
Reserves	7,871,205	2.3
Closing Costs	2,739,949	0.8
Total Sources	$345,000,000	100.0%	Total Uses	$345,000,000	100.0%

(1)
Total Occupancy and Owned Occupancy include: (i) 6,715 SF of space leased by Triton Radio Networks whose lease expires in February 2016, but as of April 2015 was dark and still paying rent and (ii) 19,889 SF of space for four tenants (CKCA2 Inc., Sound View Advisors, IKE – GPS and Koru Careers, Inc.) that have executed leases but have not yet taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding the five tenants described in items (i) and (ii) are both 90.8%. Additionally, Total Occupancy and Owned Occupancy do not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.

(2)	Calculated based on the aggregate balance of the Selig Office Portfolio Whole Loan.
(3)
The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $553,400,000 which includes “as stabilized” appraised values for four of the Selig Office Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 63.4%. See “—Appraisals” below.

(4)
The Cut-off Date Principal Balance of $123,000,000 represents note A-2 of a $345,000,000 whole loan evidenced by three pari passu notes. The companion loans are evidenced by note A-1 with a principal balance of $125,000,000, which was contributed to the CGCMT 2015-GC29 transaction, and note A-3 with a principal balance of $97,000,000, which is expected to be contributed to a future securitization transaction.

(5)
Other upfront reserve represents $3,900,807 for an unexecuted lease holdback related to two negotiated leases that are now signed but were out for signature at the time of loan origination (which holdback has since been released), $3,377,855 for unfunded obligations (primarily related to tenant improvements and unfunded free rent at the Selig Office Portfolio Properties) and a $337,524 deferred maintenance and environmental escrow reserve (primarily related to $200,000 for remediation of potential soil and groundwater issues at the 2615 Fourth Avenue Property, and various other items at the Selig Office Portfolio Properties, none greater than $20,000). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Selig Office Portfolio Loan”) is part of a whole loan (the ”Selig Office Portfolio Whole Loan”) evidenced by three pari passu notes that are together secured by first mortgages encumbering the borrower’s fee interest in nine office buildings located in Seattle, Washington (collectively, the ”Selig Office Portfolio Properties”). The Selig Office Portfolio Loan (evidenced by note A-2), which represents a non-controlling interest in the Selig Office Portfolio Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $123,000,000 and represents approximately 9.9% of the Initial Pool Balance. The related companion loans (collectively, the “Selig Office Portfolio Companion Loan”) are evidenced by note A-1, which represents the controlling interest in the Selig Office Portfolio Whole Loan and was contributed to the CGCMT 2015-GC29 transaction, and note A-3, which represents a non-controlling interest in the Selig Office Portfolio Whole Loan and is currently held by Goldman Sachs Mortgage Company outside the Issuing Entity. The Selig Office Portfolio Companion Loan has an aggregate outstanding principal balance as of the Cut-off Date of $222,000,000 and Note A-3 is expected to be contributed to one or more future securitization transactions. The Selig Office Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on March 19, 2015. The Selig Office Portfolio Whole Loan has an original principal balance of $345,000,000 and each note has an interest rate of 3.90850% per annum. The borrower utilized the proceeds of the Selig Office Portfolio Whole Loan to refinance the existing debt on the Selig Office Portfolio Properties, return equity to the borrower sponsors, fund reserves and pay origination costs.

The Selig Office Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Selig Office Portfolio Loan requires payments of interest only during its term. The scheduled maturity date of the Selig Office Portfolio Loan is the due date in April 2025. The Selig Office Portfolio Loan may be voluntarily prepaid in whole or in part on or after the due date in January 2025 without payment of any

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

prepayment premium or yield maintenance premium. Provided that no event of default under the Selig Office Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan is deposited.

■
The Mortgaged Properties.  The Selig Office Portfolio Properties consist of five Class A and four Class B office buildings located in Seattle, Washington that were constructed between 1971 and 1986. The collateral securing the Selig Office Portfolio Whole Loan totals approximately 1,631,457 SF and the largest tenants include Holland America (11.0% of GLA, 9.9% of UW Base Rent), Washington State Ferries (5.3% of GLA, 5.6% of UW Base Rent), Emeritus Corporation (4.7% of GLA, 5.2% of UW Base Rent), Cell Therapeutics (4.0% of GLA, 5.0% of UW Base Rent) and Cisco Systems (4.1% of GLA, 4.8% of UW Base Rent). As of February 23, 2015, Total Occupancy and Owned Occupancy for the Selig Office Portfolio Properties were both 92.4%.

The following table presents certain information relating to the Selig Office Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)(2)	Property Class	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
1000 Second Avenue	Seattle	WA	$43,371,901	447,792	97.8%	Class A	1986 / NAP	$192,000,000	$10,106,504
2901 Third Avenue	Seattle	WA	18,523,416	269,862	76.7%	Class A	1982 / NAP	82,000,000	4,058,884
3101 Western Avenue	Seattle	WA	15,586,777	187,035	96.1%	Class A	1984 / NAP	69,000,000	4,167,663
300 Elliott Avenue West	Seattle	WA	13,666,667	226,159	99.7%	Class B	1981 / NAP	60,500,000	3,790,919
3131 Elliott Avenue	Seattle	WA	13,440,772	189,849	91.3%	Class A	1986 / NAP	59,500,000	3,463,718
2615 Fourth Avenue	Seattle	WA	8,087,052	124,276	89.4%	Class A	1974 / NAP	35,800,000	2,097,270
190 Queen Anne Avenue North	Seattle	WA	4,766,391	84,582	98.1%	Class B	1974 / NAP	21,100,000	1,209,573
200 First Avenue West	Seattle	WA	3,614,325	66,470	85.2%	Class B	1971 / NAP	16,000,000	852,940
18 West Mercer Street	Seattle	WA	1,942,700	35,432	94.6%	Class B	1984 / NAP	8,600,000	559,677
Total / Wtd. Avg.			$123,000,000	1,631,457	92.4%			$544,500,000	$30,307,148

(1)	Based on the Selig Office Portfolio Whole Loan.
(2)	Occupancy as of February 23, 2015. Occupancy does not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Holland America
Holland America is widely recognized as a leader in the premium segment of the cruise industry. The company’s fleet of 15 ships annually offers more than 500 cruises to 415 ports of call in 98 countries, territories or dependencies. In 1989, Holland America Line Inc. became a wholly owned subsidiary of Carnival Corp (NYSE: CCL), the largest cruise company in the world.
1, 5-year option

Washington State Ferries
Washington State Ferries operates the largest ferry system in the United States. 22 ferries cross Puget Sound and its inland waterways, carrying more than 22 million passengers to 20 different ports of call. From Tacoma, Washington, to Sidney, British Columbia, the ferries travel up and down the Sound, acting as a marine highway for commercial users, tourists and daily commuters alike.
NA

Emeritus Corporation
Emeritus Corporation is the nation’s largest assisted living and memory care provider, with the ability to serve nearly 54,000 residents. Over 31,000 employees support more than 500 communities throughout 45 states coast to coast. In July 2014, Emeritus Corporation merged with Brookdale Senior Living Inc., the leading operator of senior living communities throughout the United States.
2, 5-year options

Cell Therapeutics
Cell Therapeutics is a biopharmaceutical company whose mission is to acquire, develop and bring to market less toxic, more effective ways to treat and cure cancer. The company has a commercial product, PIXUVRI®, available in certain markets in Europe, as well as a diverse late-stage development pipeline that it believes will drive future growth of the company. The Company is headquartered in Seattle, Washington, with offices in London and Milan.
2, 5-year options

Cisco Systems
Cisco System, Inc. (NASDAQ:CSCO), incorporated in 1984, designs, manufactures, and sells Internet protocol (IP)-based networking products and services related to the communications and information technology (IT) industry. The Company’s customers include businesses of all sizes, public institutions, telecommunication companies, other service providers and individuals.
2, 3-year options

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Holland America(2)(3)	NR / Baa1 / BBB+	179,042	11.0%	$3,845,112	9.9%	$21.48	12/31/2016	1, 5-year option
Washington State Ferries(4)	NR / NR / NR	86,510	5.3	2,162,750	5.6	25.00	8/31/2020	NA
Emeritus Corporation(5)	NR / NR / NR	76,690	4.7	2,009,635	5.2	26.20	9/30/2025	2, 5-year options
Cell Therapeutics(6)	NR / NR / NR	66,045	4.0	1,948,328	5.0	29.50	4/30/2022	2, 5-year options
Cisco Systems(7)	NR / A1 / AA-	66,363	4.1	1,850,868	4.8	27.89	7/10/2019	2, 3-year options
Immigration and Customs Enforcement	AAA / Aaa / AA+	51,235	3.1	1,748,124	4.5	34.12	3/31/2017	1, 5-year option
Customs & Border Protection	AAA / Aaa / AA+	48,220	3.0	1,633,824	4.2	33.88	3/31/2017	1, 5-year option
DDB Seattle(8)	NR / Baa1 / BBB+	54,369	3.3	1,449,900	3.7	26.67	3/31/2023	2, 5-year options
Seattle Housing Authority	NR/ NR / NR	67,601	4.1	1,354,548	3.5	20.04	3/25/2023	2, 5-year options
Ben Bridge	A+ / Aa2 / AA	41,686	2.6	1,008,094	2.6	24.18	8/23/2022	2, 5- or 10-year options
Ten Largest Tenants		737,761	45.2%	$19,011,183	48.8%	$25.77
Remaining Tenants		769,857	47.2	19,909,237	51.2	25.86
Vacant		123,839	7.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,631,457	100.0%	$38,920,420	100.0%	$25.82

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Holland America is expected to vacate all of its space at the end of its lease term in December 2016.  The Selig Office Portfolio Loan is structured with a springing $170,000 monthly reserve commencing 18 months prior to this lease expiration and continuing until $3.0 million is reserved for the purpose of covering any costs associated with re-leasing this space.

(3)	Holland America has the right to contract its space by up to 10% per year on a noncumulative basis. However, the premises may not be reduced below 71,300 SF.
(4)
As of the Cut-off Date, Washington State Ferries is expected to occupy 124,374 SF at the 2901 Third Avenue Property.  On March 11, 2015, the tenant signed a 5-year lease extension for 86,510 SF of this space, and is expected to vacate the remaining 37,864 SF in August 2015.  The new lease terms are reflected in the underwriting; however, Washington State Ferries will continue to pay rent on the full 124,374 SF through August 2015.

(5)
Emeritus Corporation subleases 7,969 SF of its space to TCS & Starquest Expeditions, Inc. (sublease expires November 30, 2021) and 26,386 SF of its space to Hart-Crowser (sublease expires September 30, 2025).

(6)	Cell Therapeutics has the one-time right and option to terminate its lease after May 2017 by giving no less than 12 months prior written notice and paying a termination fee.
(7)	Cisco Systems has the right to terminate its lease at any time after July 10, 2017, by giving no less than six months prior written notice and paying a termination fee.
(8)
DDB Seattle currently subleases 51,179 SF of its space to ThePlatform through its lease expiration on March 31, 2018.  ThePlatform has executed a lease on floors 9, 10 and 11 of the 1000 Second Avenue Property that commences on April 1, 2018 and expires on March 31, 2023. ThePlatform lease includes two, 5-year extension options.

The following table presents the lease rollover schedule at the Selig Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites	# of Expiring Tenants
MTM	27,357	1.7%	1.7%	$57,156	0.1%	$2.09	36	18
2015	70,702	4.3	6.0%	1,891,336	4.9	26.75	15	12
2016	275,580	16.9	22.9%	6,339,642	16.3	23.00	36	20
2017	195,412	12.0	34.9%	5,734,158	14.7	29.34	40	22
2018	90,503	5.5	40.4%	2,378,298	6.1	26.28	19	15
2019	165,441	10.1	50.6%	4,523,699	11.6	27.34	21	19
2020	181,495	11.1	61.7%	4,845,816	12.5	26.70	33	18
2021	54,637	3.3	65.0%	1,473,765	3.8	26.97	8	6
2022	154,678	9.5	74.5%	4,325,135	11.1	27.96	10	6
2023	183,885	11.3	85.8%	4,689,575	12.0	25.50	18	7
2024	0	0.0	85.8%	0	0.0	0.00	0	0
2025	107,691	6.6	92.4%	2,661,840	6.8	24.72	9	3
2026 & Thereafter	237	0.0	92.4%	0	0.0	0.00	1	1
Vacant	123,839	7.6	100.0%	0	0.0	0.00	0	0
Total / Wtd. Avg.	1,631,457	100.0%		$38,920,420	100.0%	$25.82	246	147

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

The following table presents certain information relating to historical leasing at the Selig Office Portfolio Properties:

Historical Leased %(1)(2)
	2010	2011	2012	2013	2014
Selig Office Portfolio Properties	95.7%	91.8%	89.6%	95.0%	95.8%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.
(2)
Historical occupancy information for the 18 West Mercer Street Property was not available for 2010 or 2011, and historical occupancy for the 200 First Avenue West Property is not available for any period. The historical occupancy numbers shown reflect the weighted average occupancy of available occupancy figures.

The following table presents certain information relating to historical rent per SF at the Selig Office Portfolio Properties:

Historical Weighted Average Rent per SF(1)
Property Name	2012	2013	2014
1000 Second Avenue	$29.03	$29.62	$29.98
2901 Third Avenue	$27.35	$27.58	$27.64
3101 Western Avenue	$26.23	$27.16	$27.88
3131 Elliott Avenue	$25.29	$25.35	$25.67
300 Elliott Avenue West	$22.06	$22.06	$22.06
2615 Fourth Avenue	$24.27	$24.80	$25.41
190 Queen Anne Avenue North	$20.96	$20.74	$21.01
200 First Avenue West	NA	NA	$20.97
18 West Mercer Street	$21.84	$21.98	$22.60
Total / Wtd. Avg.	$25.98	$26.34	$26.42

(1)	As provided by the borrower.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Office Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014(2)	TTM 1/31/2015(2)	Underwritten	Underwritten $ per SF
Base Rent(3)	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$38,920,420	$23.86
Gross Up Vacancy	0	0	0	0	3,192,256	1.96
Total Rent	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$42,112,676	$25.81
Total Reimbursables	912,986	1,022,309	1,379,313	1,400,356	1,320,573	0.81
Parking Revenue	3,426,089	3,704,549	3,584,885	3,594,843	3,594,843	2.20
Other Revenue(4)	743,928	756,308	785,696	817,004	817,004	0.50
Vacancy & Credit Loss	(35,785)	(1,629)	(94,310)	(94,310)	(3,192,256)	(1.96)
Effective Gross Income	$39,509,460	$43,169,757	$43,943,344	$44,081,390	$44,652,839	$27.37

Total Operating Expenses	$12,267,650	$12,489,151	$12,835,713	$12,810,605	$12,576,474	$7.71

Net Operating Income	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$32,076,365	$19.66
TI/LC	0	0	0	0	1,361,353	0.83
Replacement Reserves	0	0	0	0	407,864	0.25
Net Cash Flow	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$30,307,148	$18.58

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
With respect to the 200 First Avenue West Property, the first six months of cash flows in 2014 (prior to the borrower sponsor acquisition of such property) are not available. As such, the last six months of 2014 were annualized and presented in lieu of full-year 2014 financials, and the annualized trailing seven month cash flows are presented in lieu of TTM 1/31/2015 cash flows.

(3)
Underwritten cash flow is based on contractual rents as of February 23, 2015 and contractual rent steps through April 30, 2016. Underwritten Base Rent includes $224,953 of rental revenue for Triton Radio Networks, which is dark but still paying as of April 2015, and such lease expires in February 2016. Underwritten Base Rent also includes $522,100 for the following four tenants that have executed leases but have not yet taken occupancy or begun paying rent: CKCA2 Inc., Sound View Advisors, IKE – GPS and Koru Careers, Inc. An unexecuted lease holdback of $3,900,807 was established at loan origination (and has since been released). We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. See “—Escrows” below.

(4)	Other Revenue includes storage rent and antenna rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

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Appraisals. According to the appraisals dated as of March 2, 2015, the Selig Office Portfolio Properties had an aggregate “as-is” appraised value of $544,500,000 and an aggregate “as stabilized” appraised value of $553,400,000, based on the “as stabilized” appraised values at four of the Selig Office Portfolio Properties as of dates ranging from September 2015 to June 2016 and assumes stabilized occupancy at the four respective Selig Office Portfolio Properties.

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Environmental Matters. According to a Phase I environmental report dated March 6, 2015, the 18 West Mercer  Street Property contains a recognized environmental condition due to the remediation of petroleum or other solvents. However, responsible third parties have been identified, and no further action was recommended. The report also recommended further evaluation to determine if groundwater being discharged from on-site sump pump required pre-treatment before discharge, and that an onsite groundwater monitoring well be decommissioned if no longer required for past gas station investigation. A Phase I environmental report dated March 4, 2015 with respect to the 300 Elliott Avenue West Property recommended that two onsite monitoring wells be decommissioned by a licensed professional if no longer required for environmental cleanup.  A Phase I environmental report dated March 4, 2015 with respect to the 2615 Fourth Avenue Property recommended continued investigation and remediation of the documented soil and groundwater impacts on the property and the implementation of an asbestos operations and maintenance (O&M) plan at the property. A Phase I environmental report dated March 4, 2015 with respect to the 3131 Elliott Avenue Property identified a recognized environmental condition as a result of an adjacent property being listed in the regulatory database due to the presence of non-halogenated solvents, unspecified petroleum products and polynuclear aromatic hydrocarbons in both soil and groundwater and pending cleanup. However, as responsible third parties have been identified no further action was recommended. A Phase I environmental report dated March 4, 2015 with respect to the 3101 Western Avenue Property identified a recognized environmental condition as a result of the age of an underground storage tank located on the property. The consultant recommended annual tank tightness testing and inspection of the root system. In addition, the report identified an adjacent property being listed in the regulatory database due to the presence of polynuclear aromatic hydrocarbons, petroleum products and non-halogenated solvents in the soils and groundwater and pending cleanup. However, as responsible third parties have been identified no further action was recommended. According to the remaining Phase I environmental reports, each dated between March 4, 2015 and March 6, 2015, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos O&M plan at the 190 Queen Anne Avenue North and 200 First Avenue Properties.

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Market Overview and Competition.  The Selig Office Portfolio Properties are located within the Seattle central business district, which contains approximately 41.9 million SF of office space with a direct vacancy level of 10.4% as of the fourth quarter of 2014, and rents with a weighted average asking rate of $31.37 per SF. The Seattle central business district recorded approximately 3.1 million SF of office leasing activity and approximately 1.5 million SF of absorption in 2014.  The 1000 2nd Avenue Property is located in the Financial District submarket, and of the remaining eight properties, four are located in the Lower Queen Anne / Lake Union submarket and four are located in the Denny Regrade submarket. Office space in the Financial District submarket totaled 21.4 million SF with a direct vacancy level of 10.6% as of the fourth quarter of 2014 and average asking rents of $35.58 per SF. Office space in the Lower Queen Anne / Lake Union submarket totaled 8.1 million SF with a direct vacancy level of 4.4% as of the fourth quarter of 2014, and average asking rents of $31.16 per SF. Office space in the Denny Regrade submarket totaled 8.1 million SF with a direct vacancy level of 6.7% as of the fourth quarter of 2014, and direct average asking rents of $33.02 per SF. The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.

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The Borrower.  The borrower of the Selig Office Portfolio Whole Loan is Selig Holdings Company L.L.C., a single-purpose entity that owns no assets other than the Selig Office Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Office Portfolio Whole Loan. Martin Selig is the principal and founder of Martin Selig Real Estate.  Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in the state of Washington. Martin Selig Real Estate is headquartered in Seattle, Washington where it owns and operates a portfolio 20 office properties totaling approximately 3.5 million SF of space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

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Escrows. In connection with the origination of the Selig Office Portfolio Loan, the borrower funded (a) a tax reserve of $255,019, (b) a deferred maintenance reserve of $337,524, (c) an unfunded obligations reserve of $3,377,855 related to tenant improvements and free rent at the Selig Office Portfolio Properties and (d) an unexecuted lease holdback in the amount of $3,900,807 relating to two leases covering a total of 14,642 SF at the Selig Office Portfolio Properties which were unexecuted and out for signature at the time of origination. Subsequently, both leases referred to in clause (d) of the prior sentence were executed and have been delivered to the borrower, and in connection therewith, $2,145,444 has been released related to the CKCA2 Inc. lease, and the remaining $1,755,363 has been released related to the Koru Careers, Inc. lease.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $203,932, (iv) a replacement reserve in the amount of $33,989, and (v) if a Holland America Reserve Period is continuing, the Holland America reserve account in an amount equal to the Holland America Reserve Amount.

“Holland America Reserve Period” means the period (A) commencing on the date that is 18 months prior to the expiration of Holland America Line, Inc.’s (“Holland America”) lease, to the extent that, as of such date, (x) Holland America has not exercised its option to renew or extend its lease and (y) substantially all of the space covered by such lease has not been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents and (B) ending on the earlier of the date that (x) the Holland America reserve account first contains the Holland America Reserve Cap Amount or (y) at least 90% of the space covered by Holland America’s lease has been re-let pursuant to one or more replacement leases` entered into in accordance with the Selig Office Portfolio Loan documents.

“Holland America Reserve Cap Amount” means $3,000,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042.

“Holland America Reserve Amount” means, with respect to any due date during the continuance of a Holland America Reserve Period, the lesser of: (x) $170,000, times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042; and (y) the amount necessary to cause the amount contained in the Holland America reserve account to equal the Holland America Reserve Cap Amount.

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Lockbox and Cash Management. The Selig Office Portfolio Whole Loan requires a hard lockbox, which is already in place.  The Selig Office Portfolio Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The Selig Office Portfolio Loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt.  All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Office Portfolio Trigger Period or event of default under the Selig Office Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Office Portfolio Whole Loan (the ”Operating Account”). On each due date during a Selig Office Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Office Portfolio Whole Loan has been accelerated), the Selig Office Portfolio Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account.  So long as no event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash management account on the first due date after which

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

the borrower delivers evidence reasonably satisfactory to the lender that no Selig Office Portfolio Trigger Period is then continuing.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Office Portfolio Whole Loan in such order of priority as the lender may determine.

A “Selig Office Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the Selig Office Portfolio Loan documents) of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is less than $25,403,954 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is equal to or greater than $25,403,954 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and indicate that no trigger period under clause (A) above has commenced.

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Property Management. The Selig Office Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement.  Under the Selig Office Portfolio Loan documents, the Selig Office Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation. The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Office Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

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Permitted Pari Passu Debt.  Upon 30 days’ prior written notice to the lender, the borrower has a one-time right (an ”Additional Permitted Debt Election”) to incur up to $51,750,000 of additional pari passu fixed-rate debt that is co-terminous with the Selig Office Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Office Portfolio Properties, provided that each of the following requirements is satisfied: (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Additional Permitted Debt); (ii) immediately after giving effect to such Additional Permitted Debt, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is equal to or greater than 2.44x (in each case, taking into account debt service for such Additional Permitted Debt); (iii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is no less than 9.25%, and if such request is made after March 19, 2020, the debt yield for the 12-month period immediately preceding such fiscal quarter end is no less than 9.5% (in each case, taking into account the principal amount of such Additional Permitted Debt); (iv) the lender of the Additional Permitted Debt enters into a co-lender agreement with the lender; (v) a Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions are delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt execute amendments to the Selig Office Portfolio Loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; and (ix) the lender otherwise approves, in its sole discretion applied in good faith and using commercially reasonable standards, the terms, documentation, lender, and incurrence of such loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

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Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted once during the term of the Selig Office Portfolio Loan from certain qualified institutional lenders meeting the requirements set forth in the Selig Office Portfolio Loan documents to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as each of the following requirements is satisfied (i) if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60% and if such request is made after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Permitted Mezzanine Loan); (ii) the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 9.5% (taking into account the principal amount of such Permitted Mezzanine Loan); (iii) the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 2.44x (taking into account debt service under such Permitted Mezzanine Loan); (iv) no event of default has occurred and is continuing under any of the Selig Office Portfolio Loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Office Portfolio Properties or the borrower from and after the origination date of the Selig Office Portfolio Loan; (viii) the borrower has executed amendments to the Selig Office Portfolio Loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) a Rating Agency Confirmation has been obtained and (xi) the lender has otherwise approved the terms and documentation of such loan.

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Release of Collateral. Provided no event of default under the Selig Office Portfolio Loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan to be securitized is deposited, the borrower may obtain the release of one or more of the Selig Office Portfolio Properties from the lien of the Selig Office Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Selig Office Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Office Portfolio Release Price for each Selig Office Portfolio Property being released; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the remaining Selig Office Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.32x and (b) the debt service coverage ratio immediately prior to the release; and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Office Portfolio Release Price” means, with respect to the release of any Selig Office Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Office Portfolio Property and (y) (i) in the case of the 3131 Elliott Avenue Property, the 300 Elliott Avenue Property, the 2901 Third Avenue Property and the 1000 Second Avenue Property, 125% of their respective allocated loan amounts and (ii) in the case of the 3101 Western Avenue Property, the 2615 Fourth Avenue Property, the 190 Queen Anne Avenue North Property, the 18 West Mercer Street Property and the 200 First Avenue West Property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SELIG OFFICE PORTFOLIO

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Office Portfolio Properties, plus 12 months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Office Portfolio Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Selig Office Portfolio Loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance).  If the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Office Portfolio Properties are separately allocated to the Selig Office Portfolio Properties under the blanket policy.  See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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WORTHINGTON RENAISSANCE FORT WORTH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

CARTIFACT
Worthington Renaissance Fort Worth
200 Main Street
Fort Worth, TX 76102
Fort Worth
Dallas
Arlington
Grand Prairie
Irving
Frisco
Allen
Argyle
Northlake
Bartonville
Lewisville
Plano
Parker
Roanoke
Flower Mound
Hebron
Richardson
Haslet
Carrollton
Farmers Branch
Grapevine
Garland
Eagle Mountain
North Richland Hills
Colleyville
Saginaw
Hurst
Benbrook
Kennedale
Duncanville
Hutchins
Crowley
Rendon
Mansfield
DeSoto
Wilmer
Cedar Hill
Burleson
Red Oak
Midlothian
Joshua
Alvarado
Waxahachie
Fort Worth Stockyards
OAKHURST
NE 28TH ST
N MAIN ST
YUCCA AVE
E NORTHSIDE DR
BELKNAP ST
E 4TH ST
Greenwood Memorial Park
Greenwood Cemetery
WHITE SETTLEMENT RD
UNIVERSITY DR
Tarrant County College-Trinity River Campus East
Tarrant County College-Trinity River Campus
Harmon Field Park
GolfTEC Montgomery Plaza
Sundance Square
DOWNTOWN
Fort Worth Intermodal Transit Center
W 7TH ST
Modern Art Museum of Fort Worth
Kimbell Art Museum
Fort Worth Convention Center
Fort Worth City Hall
Fort Worth Water Gardens
W LANCASTER AVE
Will Rogers Memorial Center
Farrington Field
CAMP BOWIE BLVD
Trinity Park
FOREST PARK BLVD
Fort Worth
E VICKERY BLVD
ARLINGTON HEIGHTS
Fort Worth Botanic Gardens
Cook Children's Hospital
Kindred Hospital Fort Worth
Baylor Surgical Hospital
Trimble Technical High School
Plaza Medical Center Fort Worth
HISTORIC SOUTHSIDE
W ROSEDALE ST
E ROSEDALE ST
ALAMO HEIGHTS
MISTLETOE HEIGHTS
Baylor All Saints Medical Center Fort Worth
John Peter Smith Hospital
CHISHOLM TRAIL PKWY TOLLWAY
W VICKERY BLVD
E ALLEN AVE
FAIRMONT
Fort Worth Zoo
Colonial Golf Course
MORNINGSIDE
GLEN GARDEN DR
RYAN PLACE
8TH AVE
HEMPHILL ST
S MAIN ST
Texas Christian University
W BERRY ST
E BERRY ST

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Fort Worth, Texas	Cut-off Date Principal Balance	$85,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$168,650.79
Size (Rooms)	504	Percentage of Initial Pool Balance	6.9%
Total TTM Occupancy as of 2/28/2015	69.3%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 2/28/2015	69.3%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1981 / 2004	Mortgage Rate	3.66250%
Appraised Value	$134,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24

Underwritten Revenues	$37,463,931
Underwritten Expenses	$25,261,471
Underwritten Net Operating Income (NOI)	$12,202,460	Escrows
Underwritten Net Cash Flow (NCF)	$10,329,263	Upfront	Monthly
Cut-off Date LTV Ratio	63.4%	Taxes	$0	$0
Maturity Date LTV Ratio(1)	47.9%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.61x / 2.21x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.4% / 12.2%	Other(2)	$40,400	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$85,000,000	100.0%	Loan Payoff	$52,849,963	62.2%
Principal Equity Distribution	31,481,217	37.0
Closing Costs	628,421	0.7
Reserves	40,400	0.0
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $148,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 52.9%. See “—Appraisal” below.

(2)	Other reserve represents a ground rent reserve. One year of ground rent was held in reserve by the lender at origination.

■
The Mortgage Loan.  The mortgage loan (the “Worthington Renaissance Loan”) is evidenced by a promissory note in the original principal amount of $85,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 504-room hotel located in Fort Worth, Texas and its leasehold interest in a portion of the hotel parking garage (the “Worthington Renaissance Property”). The Worthington Renaissance Loan was originated by Goldman Sachs Mortgage Company on April 14, 2015 and represents approximately 6.9% of the Initial Pool Balance. The note evidencing the Worthington Renaissance Loan has a principal balance as of the Cut-off Date of $85,000,000 and an interest rate of 3.66250% per annum. The borrower utilized the proceeds of the Worthington Renaissance Loan to refinance existing debt on the Worthington Renaissance Property, return equity to the borrower sponsors, pay closing costs and fund a reserve.

The Worthington Renaissance Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Worthington Renaissance Loan requires monthly payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date occurring in May 2025. Voluntary prepayment of the Worthington Renaissance Loan is prohibited prior to February 6, 2025.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The Worthington Renaissance Property is a 504-room hotel located in Fort Worth, Texas. The Worthington Renaissance Property was constructed in 1981 and was renovated in 2004. The full-service Worthington Renaissance Property features 59,240 SF of meeting space (across 15 rooms), surface and garage parking, food and beverage outlets, a fitness center, business center, concierge and valet service. The Worthington Renaissance Property is operated by an affiliate of Marriott on a long-term management agreement. A portion of the parking garage (which is part of the collateral) is ground leased with 52 years remaining.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

Located at the corner of Main Street and West 2nd Street in Fort Worth, the Worthington Renaissance Property sits atop 3.47 total acres, comprised of 2.83 acres of fee simple parcels, 0.29 acres of ground leased parcels (See “—Ground Lease” below) and 0.35 acres of air rights (above Houston Street). The front (West 2nd Street facing side) of the building is 13 stories plus an underground level while the remaining structure is 3 stories (east of Houston Street) and 2 stories (west of Houston Street) each with an underground level.

The following table presents certain information relating to the 2014 demand analysis with respect to the Worthington Renaissance Property based on market segmentation, as provided in the appraisal for the Worthington Renaissance Property:

2014 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Worthington Renaissance Fort Worth	50.0%	15.0%	35.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM February 2015 penetration rates relating to the Worthington Renaissance Property and various market segments, as provided in a February 2015 travel research report for the Worthington Renaissance Property:

Penetration Rates(1)
	Occupancy	ADR	RevPAR
TTM February 2015	99.2%	108.1%	107.3%
TTM February 2014	96.8%	110.6%	107.1%
TTM February 2013	95.9%	112.1%	107.5%

(1)	Source: February 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Worthington Renaissance Property:

Worthington Renaissance Fort Worth(1)
	2012	2013	2014	TTM 2/28/2015
Occupancy	68.2%	65.8%	68.3%	69.3%
ADR	$160.96	$170.69	$176.19	$177.87
RevPAR	$109.77	$112.37	$120.35	$123.35

(1)	As provided by the borrower and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Worthington Renaissance Property:

Cash Flow Analysis(1)
	2012	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$20,194,019	$20,672,347	$22,139,009	$22,690,648	$22,690,648	$45,021
Food & Beverage Revenue	10,014,854	10,109,364	11,777,262	12,519,027	12,519,027	24,839
Telephone Revenue	316,027	368,800	427,234	397,955	397,955	790
Other Revenue(2)	1,455,445	1,686,621	1,862,452	1,856,301	1,856,301	3,683
Total Revenue	$31,980,344	$32,837,133	$36,205,957	$37,463,931	$37,463,931	$74,333

Room Expense	$4,429,294	$4,631,919	$4,979,105	$4,973,180	$4,973,180	$9,867
Food & Beverage Expense	6,506,129	6,399,995	6,856,172	7,001,619	7,001,619	13,892
Telephone Expense	333,316	374,120	355,652	366,827	366,827	728
Other Expense	101,777	127,680	118,428	108,524	108,524	215
Total Departmental Expense	$11,370,516	$11,533,714	$12,309,357	$12,450,150	$12,450,150	$24,703
Total Undistributed Expense	9,293,722	9,445,979	10,559,441	10,938,040	10,907,921	21,643
Total Fixed Expense	1,997,734	1,883,396	1,792,385	1,793,030	1,903,400	3,777
Total Operating Expenses	$22,661,971	$22,863,089	$24,661,183	$25,181,220	$25,261,471	$50,122

Net Operating Income	$9,318,373	$9,974,043	$11,544,774	$12,282,711	$12,202,460	$24,211
FF&E	1,599,017	1,641,857	1,810,298	1,873,197	1,873,197	3,717
Net Cash Flow	$7,719,356	$8,332,187	$9,734,476	$10,409,514	$10,329,263	$20,495

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking, antenna rental, laundry, cancellation/attrition and other miscellaneous revenue.

■
Appraisal.  According to the appraisal, the Worthington Renaissance Property had an “as-is” appraised value of $134,000,000 as of March 20, 2015 and is expected to have an “as stabilized” appraised value of $148,000,000 as of March 20, 2018.

■
Environmental Matters.  According to a Phase I environmental report, dated March 30, 2015, there were no recognized environmental conditions or recommendations for further action at the Worthington Renaissance Property other than (a) a recommendation to repair/replace a leaking hydraulic elevator and clean out the fluids in the pits in accordance with state regulations and (b) a recommendation for an asbestos operations and maintenance (O&M) plan.

■
Market Overview and Competition.  The Worthington Renaissance Property is located in downtown Fort Worth, proximate to corporate and leisure demand drivers. As of TTM February 2015, the Worthington Renaissance Property’s competitive set had an average occupancy of 69.9%, ADR of $164.48 and RevPAR of $114.96.

The following table presents certain information relating to the primary competition for the Worthington Renaissance Property:

Property	Number of Rooms	Year Built	Estimates for 2014 Occupancy	Estimates for 2014 ADR	Estimates for 2014 RevPAR
Worthington Renaissance Fort Worth	504	1981	68%	$176.19	$120.35
Hilton Fort Worth	294	1975	74%	$157.00	$116.18
Courtyard by Marriott Fort Worth Downtown Blackstone	203	1999	69%	$151.00	$104.19
Residence Inn by Marriott Fort Worth Cultural District	149	2007	85%	$137.00	$116.45
Sheraton Hotel Fort Worth & Spa	429	2008	64%	$130.00	$83.20
Omni Fort Worth	614	2009	67%	$199.00	$133.33

Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

■
The Borrower.  The borrower is DRH Worthington Owner Limited Partnership, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Worthington Renaissance Property. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Worthington Renaissance Loan. DiamondRock Hospitality Limited Partnership (“DiamondRock”) is the non-recourse carveout guarantor under the Worthington Renaissance Loan. DiamondRock is a limited partner of the borrower and an operating partner of DiamondRock Hospitality Company, a lodging-focused, publicly traded real estate investment trust that owns a portfolio of 28 premium hotels and resorts containing approximately 10,700 rooms in the aggregate, concentrated in key gateway cities and destination resorts throughout North America and the U.S. Virgin Islands.

■	Escrows. At origination, the borrower funded a ground rent reserve of $40,400, which is the amount equal to the borrower’s annual ground rent obligations.

In addition, on each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) a ground lease reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay ground rent over the then succeeding twelve-month period and (iii) in the absence of a blanket insurance policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period.  However, the borrower will not be required to reserve amounts in respect of taxes, ground rents and/or insurance premiums to the extent the approved property manager is reserving amounts in respect thereof pursuant to the terms of the approved management agreement and actually paying taxes, ground rents and/or insurance premiums prior to their becoming delinquent. In addition, the borrower will not be required to reserve amounts in respect of insurance premiums to the extent (i) the approved property manager is not reserving for and paying insurance premiums pursuant to the terms of the approved management agreement, (ii) the Worthington Renaissance Property is insured under a blanket policy that meets the lender’s requirements and (iii) no event of default is continuing. Furthermore, the borrower will not be required to reserve amounts in respect of ground rent to the extent (i) the approved property manager or borrower pay all ground rents as and when due and (ii) there is an amount reserved with the lender for ground rents equal to or greater than the amount required to pay ground rent for one year (without taking into account any amounts therein for insurance premiums or taxes).

Additionally, the borrower is required to fund an FF&E reserve equal to the greater of (i) the amount mandated by any approved management agreement and (ii) an amount equal to the product of (x) 5% times and (y) the gross revenues of the Worthington Renaissance Property during the immediately preceding calendar month. Such FF&E reserve may be held by the approved property manager so long as the account is (i) pledged to the lender and (ii) subject to an account control agreement.

At origination, the balance of the FF&E reserve held by the manager was approximately $6,900,000.

■
Lockbox and Cash Management. The Worthington Renaissance Loan requires that all credit card receivables, cash revenues and all other money received by either borrower, property manager or operating lessee be deposited into the operating account established under the management agreement and controlled by the property manager. The operating lessee will be required to cause all amounts required to be remitted by any property manager to the borrower or operating lessee to be remitted directly to a lender-controlled cash management account or, if such amounts are remitted to the borrower or operating lessee, to cause such amounts to be remitted to the cash management account within two business days after receipt. Provided that no Worthington Renaissance Trigger Period or event of default under the Worthington Renaissance Loan documents is continuing, on each business day (or less frequently at the borrower’s option) all amounts on deposit in the cash management account are required to be remitted to an account controlled by the related borrower.

On each due date during a Worthington Renaissance Trigger Period or, at the lender’s discretion, during an event of default under the Worthington Renaissance Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the loan documents, be reserved in an excess cash flow account as additional collateral for the Worthington Renaissance Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

A “Worthington Renaissance Trigger Period” means any period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt yield (based on net operating income as calculated under the loan documents) is less than 7.0%, and ending at the conclusion of a fiscal quarter for which the debt yield for the trailing twelve-month period (ending on the last day of the fiscal quarter) is equal to or greater than 7.0%; and (ii) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered, if no trigger period under clause (i) has commenced.  The borrower will have the right to avoid a Worthington Renaissance Trigger Period by (i) partially defeasing the Worthington Renaissance Loan, subject to expiration of the lockout period, in such amount such that the debt yield would meet or exceed 7.0% (excluding any portion of the Worthington Renaissance Loan that has been defeased) or (ii) depositing into a lender account such an amount that if applied to the principal balance would cause the debt yield to meet or exceed 7.0%.

■
Property Management.  The Worthington Renaissance Property is currently managed by Renaissance Hotel Management Company, LLC, a third-party property manager and a subsidiary of Marriott International, pursuant to a management agreement. Under the loan documents, the Worthington Renaissance Property may also be managed by any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to require the borrower to exercise any and all remedies under the management agreement during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) in the event of an acceleration of the loan following an event of default. Subject to the terms of a subordination and non-disturbance agreement, following a foreclosure on the Worthington Renaissance Property, the property manager has agreed to recognize any subsequent owner of the Worthington Renaissance Property as the “owner” under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Ground Lease.  A portion of the parking structure is subject to three ground leases that cover, contiguously with each other, approximately 0.29 acres or one-fourth of the land on which the structure is constructed. The remainder of the land on which the parking garage is constructed is owned in fee simple. Each of the ground leases has a term that runs through July 2067, inclusive of the three 15-year renewal options. The  borrower, as ground lessee under each ground lease, has confirmed, among other things, that (i) there are no defaults under the ground lease, (ii) each of the ground leases permits the interest of the lessee being encumbered by the mortgage, (iii) the ground lessee is not restricted from subletting for reasons that would be viewed as commercially unreasonable by a prudent commercial mortgage lender, (iv) the lender is entitled to notice of any defaults under the ground lease and the same opportunity to cure such default as the ground lessee before the lessor may terminate the ground lease, (v) in the event of foreclosure of the mortgage or deed-in-lieu thereof, the ground lease is assignable to the lender and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Worthington Renaissance Loan and its successors and assigns without the consent of the lessor, provided that the borrower will continue to remain liable for all its obligations thereunder and (vi) the termination of any ground lease and any related loss of parking at the Worthington Renaissance Property will not result in a material adverse effect.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORTHINGTON RENAISSANCE FORT WORTH

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Worthington Renaissance Property (plus eighteen months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 12 month period commencing on the date on which the Worthington Renaissance Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Worthington Renaissance Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Worthington Renaissance Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

CARTIFACT
Boston
New York
Washington DC
San Francisco
Los Angeles
PACIFIC OCEAN
ATLANTIC OCEAN
Gulf of Mexico

Courtyard by Marriott Portfolio

	Property Name	Address	City	State	Zip Code
1	Courtyard San Mateo Foster City	550 Shell Boulevard	Foster City	CA	94404
2	Courtyard Larkspur Landing Marin County	2500 Larkspur Landing Circle	Larkspur	CA	94939
3	Courtyard Boulder	4710 Pearl East Circle	Boulder	CO	80301
4	Courtyard San Jose Cupertino	10605 North Wolfe Road	Cupertino	CA	95014
5	Courtyard Seattle South Center	400 Andover Park West	Tukwila	WA	98188
6	Courtyard Los Angeles Hacienda Heights	1905 South Azusa Avenue	Hacienda Heights	CA	91745
7	Courtyard Nashville Airport	2508 Elm Hill Pike	Nashville	TN	37214
8	Courtyard Philadelphia Devon	762 West Lancaster Avenue	Wayne	PA	19087
9	Courtyard Charlotte South Park	6023 Park South Drive	Charlotte	NC	28210
10	Courtyard Rye	631 Midland Avenue	Rye	NY	10580
11	Courtyard Los Angeles Torrance Palos Verdes	2633 Sepulveda Boulevard	Torrance	CA	90505
12	Courtyard Fresno	140 East Shaw Avenue	Fresno	CA	93710
13	Courtyard Norwalk	474 Main Avenue	Norwalk	CT	06851
14	Courtyard Palm Springs	1300 East Tahquitz Canyon Way	Palm Springs	CA	92262
15	Courtyard St. Louis Creve Coeur	828 North New Ballas Road	Creve Coeur	MO	63146
16	Courtyard Portland Beaverton	8500 Southwest Nimbus Drive	Beaverton	OR	97008
17	Courtyard Chicago Waukegan Gurnee	3800 Northpoint Boulevard	Waukegan	IL	60085
18	Courtyard Atlanta Perimeter Center	6250 Peachtree-Dunwoody Road	Atlanta	GA	30328
19	Courtyard Detroit Livonia	17200 North Laurel Park Drive	Livonia	MI	48152
20	Courtyard Denver Tech Center	6565 South Boston Street	Greenwood Village	CO	80111
21	Courtyard Ft. Lauderdale Plantation	7780 Southwest 6th Street	Plantation	FL	33324
22	Courtyard Chicago Highland Park	1505 Lake Cook Road	Highland Park	IL	60035
23	Courtyard Birmingham Homewood	500 Shades Creek Parkway	Homewood	AL	35209
24	Courtyard West Palm Beach	600 Northpoint Parkway	West Palm Beach	FL	33407
25	Courtyard New Haven Wallingford	600 Northrop Road	Wallingford	CT	06492
26	Courtyard Detroit Metro Airport	30653 Flynn Drive	Romulus	MI	48174
27	Courtyard Greenville Haywood Mall	70 Orchard Park Drive	Greenville	SC	29615
28	Courtyard Charlottesville North	638 Hillsdale Drive	Charlottesville	VA	22901
29	Courtyard Dallas Plano Parkway	4901 West Plano Parkway	Plano	TX	75093
30	Courtyard Bakersfield	3601 Marriott Drive	Bakersfield	CA	93308
31	Courtyard Chicago Oakbrook Terrace	6 Transam Plaza Drive	Oakbrook Terrace	IL	60181
32	Courtyard Lincroft Red Bank	245 Half Mile Road	Red Bank	NJ	07701
33	Courtyard Denver Stapleton	7415 East 41st Avenue	Denver	CO	80216
34	Courtyard Boston Andover	10 Campanelli Drive	Andover	MA	01810
35	Courtyard Kansas City Overland Park Metcalf	11301 Metcalf Avenue	Overland Park	KS	66210
36	Courtyard St. Louis Westport Plaza	11888 Westline Industrial Drive	St. Louis	MO	63146
37	Courtyard Minneapolis St Paul Airport	1352 Northland Drive	Mendota Heights	MN	55120
38	Courtyard Chicago Lincolnshire	505 Milwaukee Avenue	Lincolnshire	IL	60069
39	Courtyard Tampa Westshore	3805 West Cypress Street	Tampa	FL	33607
40	Courtyard Raleigh Cary	102 Edinburgh Drive South	Cary	NC	27511
41	Courtyard San Antonio Downtown Market Square	600 Santa Rosa South	San Antonio	TX	78204
42	Courtyard Poughkeepsie	2641 South Road/Route 9	Poughkeepsie	NY	12601
43	Courtyard St. Petersburg Clearwater	3131 Executive Drive	Clearwater	FL	33762
44	Courtyard Rockford	7676 East State Street	Rockford	IL	61108
45	Courtyard Toledo Airport Holland	1435 East Mall Drive	Holland	OH	43528
46	Courtyard Lexington North	775 Newtown Court	Lexington	KY	40511
47	Courtyard Phoenix Mesa	1221 South Westwood Avenue	Mesa	AZ	85210
48	Courtyard Indianapolis Castleton	8670 Allisonville Road	Indianapolis	IN	46250
49	Courtyard Chicago Deerfield	800 Lake Cook Road	Deerfield	IL	60015
50	Courtyard Silver Spring North	12521 Prosperity Drive	Silver Spring	MD	20904
51	Courtyard Atlanta Airport South	2050 Sullivan Road	College Park	GA	30339
52	Courtyard Memphis Airport	1780 Nonconnah Boulevard	Memphis	TN	38132
53	Courtyard Oklahoma City Airport	4301 Highline Boulevard	Oklahoma City	OK	73108
54	Courtyard Annapolis	2559 Riva Road	Annapolis	MD	21401
55	Courtyard Manassas	10701 Battleview Parkway	Manassas	VA	20109
56	Courtyard Little Rock	10900 Financial Centre Parkway	Little Rock	AR	72211
57	Courtyard Phoenix North Metrocenter	9631 North Black Canyon Highway	Phoenix	AZ	85021
58	Courtyard Ft. Myers	4455 Metro Parkway	Ft. Myers	FL	33916
59	Courtyard Atlanta Gwinnett Mall	3550 Venture Parkway	Duluth	GA	30096
60	Courtyard Chicago Arlington Heights South	100 West Algonquin Road	Arlington Heights	IL	60005
61	Courtyard Dallas Richardson at Spring Valley	1000 South Sherman	Richardson	TX	75081
62	Courtyard Tucson Airport	2505 East Executive Drive	Tucson	AZ	85706
63	Courtyard Huntsville	4804 University Drive	Huntsville	AL	35816
64	Courtyard Birmingham Hoover	1824 Montgomery Highway	Hoover	AL	35244
65	Courtyard Dayton South Mall	100 Prestige Place	Miamisburg	OH	45342

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	65	Loan Seller	CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance(3)	$84,450,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)	$32,846.72
Size (Rooms)	9,590	Percentage of Initial Pool Balance	6.8%
Total TTM Occupancy as of 2/28/2015	70.0%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 2/28/2015	70.0%	Type of Security	Various
Year Built / Latest Renovation	Various	Mortgage Rate	3.69000%
Appraised Value(1)	$1,116,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60

Underwritten Revenues	$313,078,352
Underwritten Expenses	$210,219,717	Escrows
Underwritten Net Operating Income (NOI)	$102,858,635	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$87,204,717	Taxes	$0	$985,000
Cut-off Date LTV Ratio(2)	28.2%	Insurance(4)	$0	$0
Maturity Date LTV Ratio(2)	28.2%	FF&E(4)	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	8.73x / 7.40x	Ground Rent(4)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	32.7% / 27.7%	Other(5)	$913,163	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$315,000,000	47.0%	Loan Payoff	$566,832,998	84.6%
Subordinate Debt	355,000,000	53.0	Principal Equity Distribution	93,230,032	13.9
Closing Costs	9,023,807	1.3
Reserves	913,163	0.1
Total Sources	$670,000,000	100.0%	Total Uses	$670,000,000	100.0%

(1)
The Courtyard by Marriott Portfolio Appraised Value of $1.116 billion reflects a premium attributed to the aggregate value of the Courtyard by Marriott Portfolio as a whole. The sum of the value of each of the properties on an individual basis is $1.041 billion.

(2)	DSCR, LTV, Debt Yield, and Balance per Room calculations are based on the aggregate $315.0 million Courtyard by Marriott Portfolio Senior Loan.
(3)
The Cut-off Date Principal Balance of $84.45  million is evidenced by a Note A-2C of a $670.0 million whole loan evidenced by four pari passu notes with an aggregate original principal balance of $315.0 million and one subordinate note with an original principal balance of $355.0 million. For additional information regarding the pari passu companion loans and subordinate note see “The Mortgage Loan” and “Mezzanine or Secured Subordinate Indebtedness” herein.

(4)	See “—Escrows” below. Other upfront reserve represents a deferred maintenance reserve of $409,063 and an environmental reserve of $504,100.

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The Mortgage Loan.  The mortgage loan (the “Courtyard by Marriott Portfolio Loan”) is part of a whole loan (the “Courtyard by Marriott Portfolio Whole Loan”) which has an original principal balance of $670,000,000, consisting of a senior loan in the amount of $315,000,000 (the “Courtyard by Marriott Portfolio Senior Loan”) evidenced by four pari passu notes (“Note A-1”, “Note A-2A”, “Note A-2B”, and “Note A-2C”) and a junior tranche in the amount of $355,000,000 (the “Courtyard by Marriott Portfolio Junior Loan” or “Note B”). The Courtyard by Marriott Portfolio Senior Loan and Courtyard by Marriott Portfolio Junior Loan are together secured by a first mortgage encumbering the borrower’s fee and leasehold interests in a portfolio of 65 Courtyard by Marriott hotel properties located across 29 states, totaling 9,590 rooms (the “Courtyard by Marriott Portfolio” or the “Courtyard by Marriott Portfolio Properties”). The Courtyard by Marriott Portfolio Loan evidenced by a Note A-2C, which represents a non-controlling interest in the Courtyard by Marriott Portfolio Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $84,450,000 and represents approximately 6.8% of the Initial Pool Balance.  The Note A-1, which has an outstanding principal balance as of Cut-off Date of $33,500,000 and the Note A-2A, which has an outstanding principal balance as of Cut-off Date of $100,000,000, both represent non-controlling interests in the Courtyard by Marriott Portfolio Whole Loan, are held outside of the Issuing Entity by German American Capital Corporation and are expected to be contributed to the COMM 2015-CCRE23 transaction. The Note A-2B, which has an outstanding principal balance as of Cut-off Date of $97,050,000, represents a non-controlling interest in the Courtyard by Marriott Portfolio Whole Loan. It is currently held by German American Capital Corporation and is expected to be contributed to a future securitization transaction. The Courtyard by Marriott Portfolio Junior Loan, which is evidenced by the controlling Note B with an outstanding principal balance as of Cut-off Date of $355,000,000, is currently held by German American Capital Corporation and is expected to be contributed to the COMM 2015-CCRE23 transaction.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

The Courtyard by Marriott Portfolio Whole Loan was originated on March 31, 2015 by German American Capital Corporation. Citigroup Global Markets Realty Corp. acquired the Note A-2C from German American Capital Corporation on April 29, 2015.  The Courtyard by Marriott Portfolio Whole Loan has an original principal balance of $670,000,000 and each note accrues interest at an interest rate of 3.69000% per annum.  The proceeds of the Courtyard by Marriott Portfolio Whole Loan were primarily used to refinance existing debt on the Courtyard by Marriott Portfolio Properties, fund reserves, pay closing costs and return equity to the borrower sponsor. The Courtyard by Marriott Portfolio Whole Loan will be serviced under the COMM 2015-CCRE23 pooling and servicing agreement. See “Description of the Mortgage Pool – The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Courtyard by Marriott Portfolio Loan and the Courtyard by Marriott Portfolio Companion Loan.

The Courtyard by Marriott Portfolio Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date and requires interest only payments throughout the term. The scheduled maturity date of the Courtyard by Marriott Portfolio Loan is the due date in April 2020. At any time after the earlier to occur of (i) the third anniversary of the origination date of the Courtyard by Marriott Portfolio Loan and (ii) the second anniversary of the last securitization of any portion of the Courtyard by Marriott Portfolio Loan, the Courtyard by Marriott Portfolio Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Courtyard by Marriott Portfolio Whole Loan documents. On or after the due date occurring in December 2019, the borrower will be permitted to prepay the Courtyard by Marriott Portfolio Loan in whole (but not in part) without incurring a prepayment premium or penalty.

The Courtyard by Marriott Portfolio Senior Loan has received a credit assessment of Aa2 by Moody’s Investors Service, Inc., AA by Kroll Bond Rating Agency, Inc. and AA+ by Morningstar Credit Ratings, LLC.

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The Mortgaged Properties. The Courtyard by Marriott Portfolio Loan is secured by the fee simple interest in nine hotels (the “Fee Simple Properties”), the leasehold interest in seven hotels under third-party ground leases (the “Leasehold Properties”) and the fee and leasehold interest in 49 hotels (the “Affiliated Ground Lease Properties”). CBM Two Hotels LP owns the leasehold interest in the Affiliated Ground Lease Properties and C2 Land, L.P. owns the fee interest. Both the fee and leasehold interest in the 49 Affiliated Ground Lease Properties serve as collateral for the loan. As such, for disclosure purposes, the Affiliated Ground Lease Properties are considered fee owned. All 65 hotels are operated under the Courtyard by Marriott brand. Courtyard by Marriott is one of the first hotel brands to focus on the upscale select service category, catering primarily to business travelers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

The Courtyard by Marriott Portfolio consists of 65 hotels with a total of 9,590 rooms. The following table presents certain information relating to the Courtyard by Marriott Portfolio:

Property Name	Number of Rooms	Cut-off Date Allocated Loan Amount(1)	% of Cut- off Date Allocated Loan Amount	Year Built	Ownership Interest(2)	Appraised Value(3)	UW NCF	UW NCF per Room
Courtyard Larkspur Landing Marin County	146	$3,554,463	4.2%	1987	Fee Simple	$41,000,000	$3,709,578	$25,408
Courtyard San Mateo Foster City	147	3,554,463	4.2	1987	Fee Simple	40,500,000	4,164,236	28,328
Courtyard San Jose Cupertino	149	3,062,888	3.6	1988	Leasehold	36,000,000	3,202,254	21,492
Courtyard Boulder	149	3,062,888	3.6	1988	Fee Simple	35,000,000	3,254,133	21,840
Courtyard Los Angeles Hacienda Heights	150	2,331,828	2.8	1990	Fee Simple	27,500,000	2,318,551	15,457
Courtyard Seattle South Center	149	2,265,025	2.7	1989	Fee Simple	27,000,000	2,264,027	15,195
Courtyard Rye	145	2,138,980	2.5	1988	Fee Simple	25,500,000	1,954,090	13,476
Courtyard Nashville Airport	145	2,016,716	2.4	1988	Fee Simple	23,000,000	2,316,930	15,979
Courtyard Los Angeles Torrance Palos Verdes	149	1,802,440	2.1	1987	Fee Simple	21,000,000	1,977,240	13,270
Courtyard St. Louis Creve Coeur	154	1,720,511	2.0	1987	Fee Simple	20,500,000	1,759,009	11,422
Courtyard Portland Beaverton	149	1,720,511	2.0	1989	Fee Simple	20,500,000	1,669,222	11,203
Courtyard Palm Springs	149	1,701,604	2.0	1988	Fee Simple	19,500,000	1,784,784	11,978
Courtyard Charlotte South Park	149	1,663,791	2.0	1989	Leasehold	19,000,000	2,049,150	13,753
Courtyard Norwalk	145	1,575,560	1.9	1988	Leasehold	18,000,000	1,738,551	11,990
Courtyard Detroit Metro Airport	146	1,551,611	1.8	1987	Fee Simple	18,500,000	1,351,695	9,258
Courtyard Chicago Waukegan Gurnee	149	1,512,537	1.8	1988	Fee Simple	17,500,000	1,562,221	10,485
Courtyard Atlanta Perimeter Center	145	1,474,724	1.7	1987	Fee Simple	17,000,000	1,567,791	10,812
Courtyard Denver Tech Center	155	1,468,422	1.7	1987	Fee Simple	17,500,000	1,462,782	9,437
Courtyard Ft. Lauderdale Plantation	149	1,426,827	1.7	1988	Fee Simple	17,000,000	1,468,927	9,859
Courtyard Lincroft Red Bank	146	1,426,827	1.7	1988	Fee Simple	17,000,000	1,248,620	8,552
Courtyard Chicago Highland Park	149	1,383,972	1.6	1988	Fee Simple	16,500,000	1,413,313	9,485
Courtyard Raleigh Cary	149	1,383,972	1.6	1987	Fee Simple	16,500,000	1,114,837	7,482
Courtyard Charlottesville North	150	1,383,972	1.6	1989	Fee Simple	16,500,000	1,344,247	8,962
Courtyard Detroit Livonia	149	1,361,284	1.6	1988	Fee Simple	15,500,000	1,525,576	10,239
Courtyard Birmingham Homewood	140	1,342,377	1.6	1985	Fee Simple	16,000,000	1,357,966	9,700
Courtyard West Palm Beach	149	1,342,377	1.6	1988	Fee Simple	16,000,000	1,325,407	8,895
Courtyard New Haven Wallingford	149	1,300,782	1.5	1990	Fee Simple	15,500,000	1,350,856	9,066
Courtyard Chicago Oakbrook Terrace	147	1,259,187	1.5	1986	Fee Simple	15,000,000	1,279,982	8,707
Courtyard Kansas City Overland Park Metcalf	149	1,259,187	1.5	1988	Fee Simple	15,000,000	1,191,682	7,998
Courtyard Boston Andover	146	1,259,187	1.5	1988	Fee Simple	15,000,000	1,244,626	8,525
Courtyard Minneapolis St Paul Airport	146	1,259,187	1.5	1987	Fee Simple	15,000,000	1,170,325	8,016
Courtyard Dallas Plano Parkway	149	1,259,187	1.5	1988	Fee Simple	15,000,000	1,331,803	8,938
Courtyard Bakersfield	146	1,216,332	1.4	1988	Fee Simple	14,500,000	1,323,726	9,067
Courtyard Denver Stapleton	146	1,216,332	1.4	1987	Fee Simple	14,500,000	1,237,139	8,474
Courtyard Rockford	147	1,216,332	1.4	1986	Fee Simple	14,500,000	1,033,123	7,028
Courtyard Greenville Haywood Mall	146	1,184,821	1.4	1988	Fee Simple	13,500,000	1,311,441	8,982
Courtyard Chicago Lincolnshire	146	1,174,737	1.4	1987	Fee Simple	14,000,000	1,140,021	7,808
Courtyard Indianapolis Castleton	146	1,174,737	1.4	1987	Fee Simple	14,000,000	956,985	6,555
Courtyard St. Louis Westport Plaza	149	1,174,737	1.4	1988	Fee Simple	14,000,000	1,175,198	7,887
Courtyard San Antonio Downtown Market Square	149	1,174,737	1.4	1990	Fee Simple	14,000,000	1,032,860	6,932
Courtyard Silver Spring North	146	1,147,007	1.4	1988	Fee Simple	14,500,000	905,718	6,204
Courtyard Lexington North	146	1,133,143	1.3	1987	Fee Simple	13,500,000	1,018,010	6,973
Courtyard Tampa Westshore	145	1,090,287	1.3	1986	Leasehold	13,000,000	1,093,980	7,545
Courtyard Chicago Deerfield	131	1,048,693	1.2	1987	Fee Simple	12,500,000	920,593	7,027
Courtyard St. Petersburg Clearwater	149	1,007,098	1.2	1989	Fee Simple	12,000,000	1,039,644	6,977
Courtyard Toledo Airport Holland	149	1,007,098	1.2	1988	Fee Simple	12,000,000	960,046	6,443
Courtyard Phoenix Mesa	149	922,648	1.1	1988	Fee Simple	11,000,000	975,027	6,544
Courtyard Atlanta Airport South	144	922,648	1.1	1986	Fee Simple	11,000,000	876,949	6,090
Courtyard Oklahoma City Airport	149	922,648	1.1	1988	Fee Simple	11,000,000	806,499	5,413
Courtyard Memphis Airport	145	922,648	1.1	1987	Fee Simple	11,000,000	855,223	5,898
Courtyard Annapolis	149	910,043	1.1	1989	Fee Simple	13,000,000	717,360	4,814
Courtyard Manassas	149	859,625	1.0	1989	Fee Simple	11,000,000	675,214	4,532
Courtyard Little Rock	149	823,072	1.0	1988	Fee Simple	10,500,000	648,064	4,349
Courtyard Ft. Myers	149	715,934	0.8	1988	Fee Simple	9,000,000	561,557	3,769
Courtyard Atlanta Gwinnett Mall	146	698,288	0.8	1987	Fee Simple	9,500,000	542,736	3,717
Courtyard Chicago Arlington Heights South	147	671,819	0.8	1988	Fee Simple	8,000,000	529,379	3,601
Courtyard Dallas Richardson at Spring Valley	149	671,819	0.8	1988	Fee Simple	8,000,000	480,668	3,226

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

Courtyard Huntsville	149	647,870	0.8	1987	Fee Simple	10,500,000	513,988		3,450
Courtyard Birmingham Hoover	153	563,420	0.7	1987	Fee Simple	7,000,000	446,678		2,919
Courtyard Phoenix North Metrocenter	146	545,774	0.6	1987	Fee Simple	6,500,000	582,572		3,990
Courtyard Tucson Airport	149	502,919	0.6	1988	Fee Simple	6,000,000	497,796		3,341
Courtyard Dayton South Mall	146	355,446	0.4	1987	Fee Simple	7,000,000	281,273		1,927
Courtyard Philadelphia Devon	149	0	0.0	1988	Leasehold	18,500,000	2,140,790		14,368
Courtyard Fresno	146	0	0.0	1986	Leasehold	8,000,000	1,836,584		12,579
Courtyard Poughkeepsie	149	0	0.0	1988	Leasehold	8,000,000	1,029,795		6,911
Total / Wtd. Avg.	9,590	$84,450,000	100.0%			$1,041,000,000	$87,204,717	(4)	$9,241
Total with Portfolio Premium						$1,116,000,000

(1)
For the purposes of calculating the release price of the properties, no debt was allocated to three of the Third Party Ground Lease Properties (the “Short Term Ground Lease Properties”). The Short Term Ground Lease Properties are subject to ground leases with remaining terms of less than 30 years as of the closing date of the Courtyard by Marriott Portfolio Loan. For purposes of calculating the release price for the Short Term Ground Lease Properties, the allocated loan amount for each property will be 62.5% of the “as is” appraised value at closing.

(2)
With respect to the ownership interest identified as “Affiliated Ground Lease,” the fee owner and the leasehold owner are each borrowers under the Courtyard by Marriott Portfolio Loan. As such, for disclosure purposes these properties are considered fee interests.

(3)
The Portfolio Appraised Value of $1.116 billion reflects a premium attributed to the aggregate value of the Courtyard by Marriott Portfolio as a whole. The sum of the value of each of the properties on an individual basis is $1.041 billion.

(4)	The total UW NCF excludes the incentive management fee of $1,416,328 which is calculated at a portfolio level only.

All 65 hotels in the Courtyard by Marriott Portfolio are operated under a master management agreement with Courtyard Management Corporation, a wholly owned subsidiary of Marriott International, Inc. The hotels range in age from 25 to 30 years old with an average room count of 148. Approximately $318.7 million ($33,231 per room) of capital expenditures have been made since 2005 in order to update the portfolio and to maintain competitiveness within each asset’s market. All of the hotels have undergone guestroom case good renovations from 2003 to 2006 and have completed public area renovations and guestroom soft good upgrades from 2009-2015. The hotels are typically renovated every six to seven years and each of the hotels has completed an average of $4.9 million in capital expenditures since acquisition.

The Courtyard by Marriott Portfolio is located across 29 states and no one region accounts for more than 26.1% of the portfolio’s total rooms or 27.4% of Underwritten Net Cash Flow. California represents the largest exposure to a single state, with eight assets representing in aggregate 12.3% of the portfolio’s total room count and 22.9% of underwritten net cash flow. No other state accounts for more than 8.9% of total Underwritten Net Cash Flow; which is represented by the seven properties in Illinois.

The following table presents certain information relating to occupancy, ADR and RevPAR at the Courtyard by Marriott Portfolio Properties:

Regional Breakdown(1)
Region	Number of Properties	Rooms	% of Rooms	Occupancy	ADR	RevPAR	RevPAR Penetration	Individual UW NCF(2)	% UW NCF
Pacific West	10	1,480	15.4%	77.1%	$144.77	$112.27	134.2%	$24,250,200	27.4%
Midwest	17	2,496	26.0	67.3%	$107.46	$72.32	118.1%	19,268,431	21.7
Southeast	17	2,501	26.1	71.0%	$105.22	$75.13	115.8%	19,091,268	21.5
Northeast	5	734	7.7	70.8%	$132.61	$94.31	118.9%	7,317,918	8.3
Mid-Atlantic	6	889	9.3	66.4%	$118.44	$79.00	117.9%	7,031,949	7.9
Mountain West	3	450	4.7	70.8%	$126.51	$90.85	129.4%	5,954,053	6.7
Southwest	7	1,040	10.8	66.4%	$95.16	$63.26	121.3%	5,707,226	6.4
Total / Wtd. Avg.	65	9,590	100.0%	70.0%	$115.14	$81.41	120.9%	$88,621,045	100.0%

(1)	Source: Occupancy, ADR, RevPar and RevPar Penetration are based on a February 2015 Hospitality Research Report.
(2)	UW NCF excludes the incentive management fee of $1,416,328 which is calculated at a portfolio level only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Courtyard by Marriott Portfolio Properties:

Cash Flow Analysis(1)
	2012	2013	2014	TTM 2/28/2015(2)	Underwritten	Underwritten $ per Room
Room Revenue	$239,391,188	$253,184,871	$280,101,273	$284,991,726	$284,991,726	$29,718
Food & Beverage Revenue	18,530,388	20,913,301	22,580,700	22,708,342	22,708,342	2,368
Other Revenue	4,361,274	4,317,533	5,206,313	5,378,285	5,378,285	561
Total Revenue	$262,282,851	$278,415,705	$307,888,286	$313,078,352	$313,078,352	$32,646

Room Expense	$59,465,628	$61,416,543	$64,872,861	$65,287,513	$65,287,513	$6,808
Food & Beverage Expense	15,955,607	16,126,684	16,607,314	16,691,767	16,691,767	1,741
Other Expense	2,553,189	2,620,161	2,876,150	2,937,457	2,937,457	306
Total Departmental Expense	$77,974,425	$80,163,388	$84,356,326	$84,916,737	$84,916,737	$8,855
Total Undistributed Expense	71,514,979	74,869,533	79,945,869	80,970,799	80,970,799	8,443
Total Management Fee(2)	21,612,107	22,579,514	25,838,641	26,683,236	26,683,236	2,782
Total Fixed Charges	26,829,721	28,316,616	29,425,460	29,580,660	30,891,214	3,221
Total Operating Expenses	$197,931,232	$205,929,051	$219,566,296	$222,151,432	$223,461,986	$23,302

Affiliate Ground Lease Add Back(3)	$11,748,997	$12,213,053	$12,824,395	$12,876,484	$13,242,269	$1,381

Net Operating Income	$76,100,616	$84,699,708	$101,146,386	$103,803,403	$102,858,635	$10,726
FF&E	13,114,142	13,920,785	15,394,415	15,653,918	15,653,918	1,632
Net Cash Flow	$62,986,473	$70,778,922	$85,751,971	$88,149,485	$87,204,717	$9,093

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Total Management Fee includes  an incentive management fee, which is calculated at a portfolio level only, is equal to 15% of operating profit in excess of the tier 1 owner’s priority plus 5% of operating profit in excess of the tier 2 owner’s priority. Tier 1 and tier 2 owner’s priority are each 9.5% of the tier 1 and tier 2 owner’s investment, initially $599,924,000 and $663,073,895 respectively.

(3)	The Affiliated Ground Lease Add Back accounts for the ground lease payments on the Affiliated Ground Lease Properties.

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Appraisal.  According to the appraisals, the Courtyard by Marriott Portfolio Properties together had a portfolio ”as-is” appraised value of $1,116,000,000 as of March 1, 2015 (or February 28, 2015 in the case of Courtyard Boulder) which reflects a premium attributed to the aggregate value of Courtyard by Marriott Portfolio as a whole.  The Courtyard by Marriott Portfolio Properties had a portfolio “as stabilized” value of $1,130,000,000 as of March 1, 2017 (or March 1, 2018 in the case of Courtyard Atlanta Gwinett Mall, Courtyard Nashville Airport, and Courtyard San Jose Cupertino).

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Environmental Matters.  According to Phase I environmental reports, dated March 30, 2015 (and April 10, 2015 in the case of Courtyard Norwalk), there are no recognized environmental conditions or recommendations for further action at any of the properties in the Courtyard by Marriott Portfolio except for two properties, the Courtyard Norwalk and the Courtyard Lincroft Red Bank. With respect to the Courtyard Norwalk property, a phase II subsurface investigation was recommended to investigate the historical usage of underground storage tanks related to a gas station that was previously located at the property. The Phase II investigation was completed on April 7, 2015 and no further action is recommended at the property. At the Courtyard Lincroft Red Bank property, three groundwater monitoring wells were found and the Phase I environmental report recommended that further documentation regarding the wells be obtained and a well abandonment be undertaken. As of April 15, 2015 the groundwater monitoring wells were removed and no further action or investigation is recommended at the property. Accordingly, the $504,100 initially held in the remediation reserve has been released to the borrowers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

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Market Overview and Competition.  The Courtyard by Marriott Portfolio has broad exposure to the hospitality industry across the United States with properties located in 29 different states covering each major region of the country. Over the past several years, the U.S. hotel industry has continued its recovery from the downturn of 2008-2009. In 2014, the U.S. hotel industry experienced its greatest growth in RevPAR since 2005. According to a hospitality research report, RevPAR increased 8.3% for the year, the result of a 3.6% gain in occupancy and a 4.6% increase in ADR. Furthermore, demand growth outpaced supply with a 4.4% increase over the course of the year compared to a below average 0.9% increase in supply.

The Courtyard by Marriott brand is classified as an upscale select service brand.  From 2010 to 2014, ADR and RevPAR for the select service segment increased at compounded average annual growth rates of 4.2% and 6.9%, respectively. Over that same time period, demand increased at a compound average annual growth rate of 5.4%. The pace of RevPAR growth is expected to slow as peak occupancy levels are realized in certain markets both this year and the next. Supply growth is expected to begin to outpace demand increases in late 2016 and early 2017. According to the appraisal, 113,000 new rooms are under construction as of October 2014, compared to 91,000 rooms as of December 2013 and 86,000 rooms as of October 2013.

In line with the larger U.S. hotel industry, the Courtyard by Marriott Portfolio has rebounded from declines in 2009 and 2010. RevPAR and net cash flow are up 38.5% and 73.5%, respectively, over the portfolio’s 2009 trough. RevPAR has consistently improved since 2009 with annual increases of 3.2%, 7.4%, 5.3%, 4.6% and 11.5% from 2010-2014, respectively.

The appraiser identified several recent sales of hotel portfolios it considered to be comparable to the Courtyard by Marriott Portfolio which are summarized in the chart below:

Sales Comparison(1)
Property	Date of Sale	Price		# of Hotels	# of Rooms	Cap Rate	Buyer/Seller
Courtyard by Marriott Portfolio	NAP	$1,116,000,000	(2)	65	9,590	7.8%	NAP
Apple REIT Six, Inc. Portfolio	May-13	$1,077,067,068		66	7,658	7.6%	Blackstone / Apple REIT Six, Inc.
Inland American Real Estate Trust, Inc	Nov-14	$1,032,000,000		48	6,401	6.9%	Chatham Lodging Trust/NorthStar / Inland American Real Estate Trust, Inc.
CBM One Hotels Portfolio	Sep-14	$656,000,000		40	5,832	NAV	NorthStar Realty Finance / Clarion Partners
Hyatt Hotels Portfolio	Nov-14	$590,000,000		38	4,959	6.3%	Lone Star Funds / Hyatt Hotels
MCR Texas Western Portfolio	Oct-13	$430,000,000		26	3,348	NAV	MCR Development, LLC / Texas Western Hospitality

(1)	Source: Appraisal.
(2)
Price for the Courtyard by Marriott Portfolio reflects the “As Is” appraised value inclusive of the portfolio premium attributed aggregate value of the Courtyard by Marriott Portfolio as a whole. The sum of the value of each of the properties on an individual basis is $1.041 billion.

■
The Borrowers.  The borrowers, CBM Two Hotels LP and C2 Land, L.P., are each a single purpose and single asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Courtyard by Marriott Portfolio Loan. The sponsor of the borrowers and non-recourse carve out guarantor is CBM Joint Venture Limited Partnership.

CBM Joint Venture Limited Partnership is a joint venture between Clarion Partners, LLC and the State of Michigan Retirement Systems. Clarion Partners, LLC, established in 1982, is a U.S. based real estate investment firm. Clarion Partners, LLC is based in New York, New York with additional offices across North America, Europe and South America. Clarion Partners, LLC invests in properties throughout the United States, United Kingdom, Middle East, Euro zone and Mexico. The State of Michigan Retirement Systems is a domestic pension fund that administers retirement programs for Michigan’s state employees, public school employees, judges, state police and National Guard members.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

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Escrows.  At origination, the borrowers deposited (i) $409,063 into a deferred maintenance reserve account and (ii) $504,100 into an environmental reserve account for remediation of environmental issues identified at the Courtyard Norwalk and Courtyard Lincroft Red Bank properties. As of April 15, 2015, the environmental issues at the Courtyard by Marriott Portfolio properties have been remediated and the environmental reserve was released to the borrowers.

On a monthly basis, the borrowers are required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $985,000, into a tax reserve account, (ii) 1/12 of the required annual insurance premiums into an insurance reserve account, (iii) an amount equal to the greater of (a) 5.0% of the gross rents for the prior month and (b) the amount required by the manager or any franchisor under the Courtyard by Marriott Portfolio management agreement into an FF&E reserve account and (iv) an amount equal to the monthly third party ground rents payable into a ground rent reserve account. Deposits into the ongoing reserve accounts will be waived (i) with respect to the insurance reserve, so long as the manager maintains the insurance required under the Courtyard by Marriott Portfolio management agreement, (ii) with respect to the FF&E reserve account, so long as the manager deposits the amount the borrowers are otherwise required to deposit with respect to the Courtyard Managed Properties into a separate FF&E reserve account owned by the borrowers and pledged to the lender and (iii) with respect to the ground rent reserve, so long as any Third Party Ground Leased Properties continue to be Courtyard Managed Properties (as defined below) and the manager is paying the third party ground rent due under the third party ground leases.

■
Lockbox and Cash Management.  The Courtyard by Marriott Portfolio is structured with a hard lockbox (with respect to amounts remitted by the property manager to the borrower) and in place cash management. So long as the properties in the Courtyard by Marriott Portfolio continue to be Courtyard Managed Properties,  all amounts payable by the manager to the borrowers under the Courtyard by Marriott Portfolio management agreement, including, but not limited to, operating profit payable under the Courtyard by Marriott Portfolio management agreement, related party ground rent and tax remittances, will be transmitted by the manager into a clearing account established and maintained by the borrowers and controlled by the lender. In the event that any property becomes a Non-Courtyard Managed Property, the borrowers will direct all rents and other payments to be deposited directly into the clearing account controlled by the lender. All funds in the clearing account are swept daily to a lender controlled deposit account and disbursed in accordance with the Courtyard by Marriott Portfolio Loan documents. Provided no Trigger Period (as defined below) is continuing, excess cash in the deposit account will be disbursed to the manager and the borrowers in accordance with the Courtyard by Marriott Portfolio Loan documents.

The “Courtyard Managed Properties” means at any time, all individual Courtyard by Marriott Portfolio Properties with respect to which the Courtyard by Marriott Portfolio management agreement is in full force and effect and has not been terminated, cancelled, surrendered of rejected.

The “Non-Courtyard Managed Properties” means all individual Courtyard by Marriott Portfolio Properties that are not a Courtyard Managed Property.

A “Trigger Period” will exist (i) during the continuance of an event of default or (ii) if the debt yield falls below 9.50%, and will end if the debt yield is at least 9.75% for two consecutive calculation dates.

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Property Management.  The Courtyard by Marriott Portfolio is managed by Courtyard Management Corporation, a wholly owned subsidiary of Marriott International, Inc. Under the Courtyard by Marriott Portfolio Loan documents, lender has the right to require the borrower to terminate the Management Agreement and replace the Manager with another property manager chosen by the borrower and approved by the lender in its sole and absolute discretion (and such approval may be conditioned upon borrower delivering a Rating Agency Confirmation as to such new property manager and management agreement) upon the occurrence of either or both of the following events: (i) if an event of default has occurred and is continuing and the property manager is in default under the management agreement beyond any applicable notice and cure period, or (ii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding. The borrower is required to deliver written notice to the lender promptly upon the occurrence of any event described in clause (i) or (ii) above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

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Mezzanine or Secured Subordinate Indebtedness.  The Courtyard by Marriott Portfolio Loan is split into the Courtyard by Marriott Portfolio Senior Loan and the Courtyard by Marriott Portfolio Junior Loan. The Courtyard by Marriott Portfolio Junior Loan is evidenced by the controlling Note B with an original principal balance of $355,000,000. The Note B is co-terminus with pari passu Note A-1, Note A-2A, Note A-2B and Note A-2C and has an interest rate of 3.69000%. The Note A-1, Note A-2A and Note B are expected to be included in the COMM 2015-CCRE23 mortgage trust.

No future mezzanine or secured subordinate indebtedness is permitted.

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Release Provisions.  Any time after the expiration of the defeasance lockout period (or after the May 6, 2016 due date with respect to the first $33,500,000 of release prices), the borrowers may obtain the release of an individual property upon a bona fide third-party sale provided, among other things, (i) the DSCR for the remaining properties is not less than the greater of the DSCR immediately preceding the partial release and the closing date DSCR, (ii) the debt yield for the remaining properties is not less than the greater of the debt yield immediately preceding the partial release and the closing date debt yield, (iii) borrowers prepay or partially defease (as applicable) 115.0% of the allocated loan amount for the released property (or for the three properties that have no allocated loan amount, 62.5% of the appraised value of such properties) and (iv) such release will comply with REMIC requirements. If all of the conditions to release contained in the Courtyard by Marriott Portfolio Loan documents are satisfied other than the conditions contained in (i), (ii) and/or (iv), borrower has the right to make an additional prepayment or to defease an additional amount such that the related conditions are satisfied. After the May 6, 2016 due date, the borrowers may prepay a portion of the outstanding principal balance in connection with a property release, not to exceed aggregate release prices of $33,500,000, without payment of a prepayment premium, penalty or fee.  All prepayments are applied entirely to Note A-1, and all defeasances are applied pro rata and pari passu among Note A-2A, Note A-2B, Note A-2C and Note B. In the event that the borrower elects to defease the Courtyard by Marriott Portfolio Loan in whole or in part, an additional condition is that Note A-1 be prepaid in full prior to or concurrently with such defeasance.

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Ground Lease.  Seven of the Courtyard by Marriott Portfolio Properties, representing 14.8% of underwritten net cash flow (excluding the management incentive fee), are subject to ground leases held by a third party entity as described below.

Courtyard San Jose Cupertino: The property is subject to a ground lease that has an initial maturity date of December 30, 2033. The ground lease is subject to rent increases every five years equal to the greater of (i) 75% of the CPI percentage increase over that five year period or (ii) 6% of annual gross revenue at the property. The ground lease has three 10-year extension options.

Courtyard Charlotte South Park: The property is subject to a ground lease that has an initial maturity date of December 31, 2019. The ground lease has an annual rent of the greater of (i) $352,051 or (ii) 6% of annual gross revenue at the property. The ground lease has three 10-year extension options.

Courtyard Norwalk: The property is subject to a ground lease that has an initial maturity date of December 29, 2023. The ground lease is subject to rent increases every five years equal to the greater of (i) the prevailing rental rate increased by 15% or (ii) the prevailing rental rate increased by 60% of the percentage increase in CPI since the opening date of the hotel. The ground lease has eight 5-year extension options.

Courtyard Tampa Westshore: The property is subject to a ground lease that has an initial maturity date of June 30, 2068. The ground lease is subject to rent increases of 5% every ten years. There are no extension options for this lease.

Courtyard Philadelphia Devon: The property is subject to a ground lease that has an initial maturity date of January, 1 2018. The ground lease has an annual rent of the greater of (i) $240,000 or (ii) 4.25% of annual gross revenue at the property. The ground lease has two 10-year extension options.

Courtyard Fresno: The property is subject to a ground lease that has a maturity date of June 30, 2024. The ground lease is subject to annual rent increases of the greater of (i) 3% over the previous year’s minimum rent or (ii) 6% of annual gross revenue. There are no extension options for this lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COURTYARD BY MARRIOTT PORTFOLIO

Courtyard Poughkeepsie: The property is subject to a ground lease with an initial maturity date of December 29, 2018. The ground lease has an annual rent of the greater of (i) $110,000 or (ii) 3.5% of annual gross revenue. The ground lease has three 5-year extension options.

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Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Courtyard by Marriott Portfolio Properties and (y) business interruption coverage with no exclusion for terrorism covering no less than 18 months of business interruption coverage in an amount equal to 100% of the projected gross income from the Courtyard by Marriott Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Courtyard by Marriott Portfolio Properties are completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible (excluding coverage for windstorm, earthquake and flood) that is no higher than $250,000, and no deductible for windstorm, earthquake and flood may exceed 5% of the total insurable value. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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BANK OF AMERICA PLAZA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

Floor	Tenants		
30	Bank of America	Mechanical Space	
29	Ralcorp (DARK)		
28	Ralcorp (DARK)		
27	Ralcorp (DARK)		
26	Ralcorp		
25	Ralcorp		
24	Ralcorp		
23	Ralcorp		
22	Ralcorp		
21	Swanson, Martin & Bell, LLP	PricewaterhouseCoopers LLP	LawyerTemps
20	PricewaterhouseCoopers LLP		
19	PricewaterhouseCoopers LLP		
18	CJ Thomas Company		
17	Simon Law Firm		
16	South Associates	Vacant	Vacant
15	Ralcorp (DARK)		
14	Bank of America		
13	Bank of America		
12	Bank of America		
11	Brown & James		
10	Brown & James		
9	Brown & James		
8	Bank of America		
7	Bank of America		
6	Bank of America		
5	Anders Minkler Huber & Helm LL	Vacant	
4	Bank of America	Vacant	
3	Bank of America	Misc. Tenants	Vacant
2	The Laclede Group		
G	The Laclede Group	Village Café

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

St. Peters
St. Charles
Bridgeton
Florissant
Hazelwood
Maryland Heights
Overland
St. Louis
Creve Coeur
Clayton
Chesterfield
Des Peres
Webster Groves
Ballwin
Kirkwood
Cahokia
Fenton
COLUMBUS SQUARE
RIVERSIDE NORTH
St Louis Convention Center
Edward Jones Dome
CONVENTION PLAZA
LACLEDES LANDING
America's Center
WASHINGTON AVE / GARMENT
St. Louis
CENTRAL BUSINESS DISTRICT
Bank of America Plaza
800 Market Street
St. Louis, MO 63101
CIVIC CENTER
Peabody Opera House
Scottrade Center
Civil Courts
Old Courthouse
Park over the Highway (2015)
The Gateway Arch
Mississippi River
CUPPLES STATION / BALLPARK
Busch Stadium
CHOUTEAU
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	St. Louis, Missouri	Cut-off Date Principal Balance	$50,950,000
Property Type	Office	Cut-off Date Principal Balance per SF	$68.64
Size (SF)	742,244	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 1/31/2015	89.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2015	89.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1982 / 2014	Mortgage Rate	3.91000%
Appraised Value	$72,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	24

Underwritten Revenues	$11,789,689
Underwritten Expenses	$6,620,903	Escrows
Underwritten Net Operating Income (NOI)	$5,168,786	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,198,509	Taxes	$896,487	$128,070
Cut-off Date LTV Ratio	70.3%	Insurance	$94,411	$15,735
Maturity Date LTV Ratio	59.1%	Replacement Reserve(1)	$0	$27,834
DSCR Based on Underwritten NOI / NCF	1.79x / 1.45x	TI/LC(1)(2)	$0	$25,000
Debt Yield Based on Underwritten NOI / NCF	10.1% / 8.2%	Other(3)	$381,372	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,950,000	99.9%	Loan Payoff	$26,311,056	51.6%
Other Sources	50,000	0.1	Principal Equity Distribution(4)	22,690,881	44.5
			Reserves	1,372,270	2.7
			Closing Costs	625,793	1.2
Total Sources	$51,000,000	100.0%	Total Uses	$51,000,000	100.0%

(1)	Amount of monthly deposit changes during the term of the Loan. See “—Escrows” below.
(2)	The TI/LC reserve is capped at $4,000,000. See “—Escrows” below.
(3)	Other upfront reserves represent an unfunded obligation reserve of $381,372 associated with the Ralcorp space. See “—Escrows” below.
(4)
$20,951,000 of the Principal Equity Distribution was used by the borrower to acquire JPMorgan Real Estate Partners LP’s ownership interest in the Bank of America Plaza Property, thereby increasing the sponsor’s (together with related members) ownership interest to 100%.

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The Mortgage Loan.  The mortgage loan (the “Bank of America Plaza Loan”) is evidenced by a note in the original principal amount of $50,950,000 and is secured by a first mortgage encumbering an office building located in St. Louis, Missouri (the “Bank of America Plaza Property”). The Bank of America Plaza Loan was originated by Citigroup Global Markets Realty Corp. on April 8, 2015 and represents approximately 4.1% of the Initial Pool Balance. The note evidencing the Bank of America Plaza Loan has an outstanding principal balance as of the Cut-off Date of $50,950,000 and accrues interest at an interest rate of 3.91000% per annum. The proceeds of the Bank of America Plaza Loan were used to refinance existing debt on the Bank of America Plaza Property, to pay origination costs, to fund reserves, and to return equity to the Bank of America Plaza borrower.

The Bank of America Plaza Loan had an initial and remaining term of 120 months as of the Cut-off Date. The Bank of America Plaza Loan requires interest only payments on each due date through and including the due date occurring in May 2017 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Bank of America Plaza Loan is the due date in May 2025. Voluntary prepayment of the Bank of America Plaza Loan without payment of any prepayment premium is permitted on or after the due date in February 2025. Provided no event of default under the Bank of America Plaza Loan documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, the Bank of America Plaza Loan may be defeased with certain with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Bank of America Plaza Loan documents.

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The Mortgaged Property. The Bank of America Plaza Property is a 30-story multi-tenant, high-rise office building containing 742,244 SF of net rentable area. The Bank of America Plaza Property was constructed in 1982 on a 2.89-acre site and underwent renovations in 2014. Approximately 48 garage parking spaces (0.06 space per 1,000 SF) are part of the Bank of America Plaza Property, with 17 spaces designated for courier parking and 31 spaces in the executive garage. There is also an overhead walkway connecting the 3rd floor of the tower to a parking garage across Walnut Street (the “Third-Party Parking Garage”) that is not part of the Bank of America Plaza Property, where the borrower has a license to use up to 258 unreserved spaces at the walkway level for parking sublicensed to certain tenants at the Bank of America Plaza Property. The garage

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

contains a total of 2,237 spaces and is operated on hourly, daily, and monthly terms.  The license to use the Third-Party Parking Garage expires on December 31, 2019, with one remaining renewal option exercisable no later than twelve months prior to expiration which will extend the term to December 31, 2024 at then market rates to be negotiated. (See “—Third-Party Parking Garage” below for more information.) The parking ratio including the 258 leased spaces is 0.41 spaces per 1,000 SF.  In addition to on-site parking, the Bank of America Plaza Property offers amenities including a cafeteria, conference center, and fitness center.

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Third-Party Parking Garage. The Bank of America Plaza Property currently has use of the Third-Party Parking Garage pursuant to a license agreement with the owner of the Third-Party Parking Garage (such entity, the “Garage Operator”). The Bank of America Plaza Property currently has access via the overhead walkway connecting the building to the Third-Party Parking Garage (the ”Bridge”), but no confirmed real estate interest to use such Bridge. The license agreement is scheduled to expire in 2019, with one remaining option to extend for five years; the license could also terminate (or spaces become unavailable) for other reasons. Certain tenants at the Bank of America Plaza Property (including Ralcorp and Bank of America) have rights pursuant to their leases to access the Third-Party Parking Garage and the Bridge and such leases obligate the borrower to maintain such access and, if such access is lost, exercise remedies.

“Parking Garage Trigger Event” means any event that materially deprives the borrower, the Bank of America Plaza Property or the tenants at the Bank of America Plaza Property of access to, or use of, the Third Party-Parking Garage or the Bridge (relative to such access and use that exists at the date the Bank of America Plaza Loan was originated).

The following table presents certain information relating to the major tenants at the Bank of America Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Ralcorp Holdings Inc.(2) (3)	BBB-/Baa2/BBB-	178,072	24.0%	$2,990,150	30.8%	$16.79	7/31/2024	2, 5-year options
Bank of America(4)	A/ Baa2/A-	218,553	29.4	2,289,792	23.6	10.48	6/30/2023	6, 5-year options
PricewaterhouseCoopers LLP	NR/NR/NR	49,762	6.7	1,032,562	10.6	20.75	7/31/2017	2, 5-year options
Brown & James PC(5)	NR/NR/NR	56,072	7.6	981,260	10.1	17.50	9/30/2023	2, 5-year options
Anders Minkler Huber & Helm	NR/NR/NR	43,522	5.9	696,352	7.2	16.00	1/31/2025	2, 5-year options
The Laclede Group, Inc. (6)	BBB+/Baa2/A-	35,034	4.7	578,061	6.0	16.50	5/31/2025	2, 5-year options
CJ Thomas Company Inc	NR/NR/NR	19,307	2.6	405,444	4.2	21.00	11/30/2018	1, 5-year option
Simon Law Firm PC(7)	NR/NR/NR	19,808	2.7	346,643	3.6	17.50	Various	Various
Swanson, Martin & Bell, LLP	NR/NR/NR	6,904	0.9	129,456	1.3	18.75	7/31/2016	1, 5-year option
South & Associates PC	NR/NR/NR	5,612	0.8	108,031	1.1	19.25	10/31/2018	NA
Ten Largest Tenants		632,646	85.2%	$9,557,750	98.4%	$15.11
Remaining Tenants		27,952	3.8	154,422	1.6	5.52
Vacant		81,646	11.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		742,244	100.0%	$9,712,172	100.0%	$14.70

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Ralcorp Holdings Inc. (“Ralcorp”) has one option effective October 31, 2016 and a second option effective October 31, 2020, to reduce its premises by one floor (or, in the case of the second option, by two floors in the event it did not exercise the first option), in each case, with 12-months’ notice.  For either option, Ralcorp is required to provide notice and pay a reduction fee equal to the sum of the unamortized portion of improvement allowance, moving allowance, leasing commissions, and abatement of base rent that floor.

(3)	Ralcorp Holdings Inc. is currently not in occupancy on the 15th, 27th, 28th, and 29th floors totaling 77,112 SF but continues to pay contractual rent.
(4)	Bank of America, N.A. has six, 5-year lease renewal options provided the new lease expiration date is on or prior to June 30, 2053.
(5)
Brown & James PC has the right to reduce its premises by 15% on October 1, 2018 by providing 12-month notice. The terminated space must be on the 9th floor and cannot exceed 8.411 SF.  Brown & James PC is required to pay a reduction fee and any costs associated with splitting of the space.

(6)	The Laclede Group, Inc. has an option to terminate on May 31, 2022 by providing 9-month notice and payment of any unamortized tenant improvement, leasing commissions and six months’ base rent.
(7)
Simon Law Firm PC occupies its space under a lease and a lease amendment under the following terms: (a) 14,858 SF, UW Base Rent of $17.50 per SF, and lease expiration of October 31, 2018 with one, 5-year renewal option; and  (b) 4,950 SF, UW Base Rent of $17.50 per SF, and lease expiration of December 31, 2015 with one, 3-year renewal option.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

The following table presents the lease rollover schedule at the Bank of America Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	4,759	0.6%	0.6%	$0	0.0%	$0.00	1
2015	13,924	1.9	2.5%	86,628	0.9	6.22	2
2016	14,524	2.0	4.5%	169,002	1.7	11.64	3
2017	49,762	6.7	11.2%	1,032,562	10.6	20.75	1
2018	39,777	5.4	16.5%	773,490	8.0	19.45	3
2019	3,489	0.5	17.0%	69,780	0.7	20.00	1
2020	1,382	0.2	17.2%	16,584	0.2	12.00	1
2021	0	0.0	17.2%	0	0.0	0.00	0
2022	1,728	0.2	17.4%	28,512	0.3	16.50	1
2023	274,625	37.0	54.4%	3,271,052	33.7	11.91	2
2024	178,072	24.0	78.4%	2,990,150	30.8	16.79	1
2025	78,556	10.6	89.0%	1,274,413	13.1	16.22	2
2026 & Thereafter	0	0.0	89.0%	0	0.0	0.00	1
Vacant	81,646	11.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	742,244	100.0%		$9,712,172	100.0%	$14.70	19

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.
(3)	Simon Law Firm PC occupies its space under a lease and a lease amendment with different terms including the lease expiration date, hence, is it treated as two tenants in the chart above.

The following table presents certain information relating to historical leasing at the Bank of America Plaza Property:

Historical Leased %(1)
	2012	2013	2014	As of 1/31/2015
Owned Space	77.6%	86.1%	88.2%	89.0%

(1)	As provided by the borrower and reflecting average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bank of America Plaza Property:

Cash Flow Analysis(1)
	2011	2012	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$8,264,832	$5,343,481	$5,101,558	$8,132,011	$8,182,699	$9,547,753	$12.86
Contractual Rent Steps(3)	0	0	0	0	0	164,419	0.22
Gross Up Vacancy	0	0	0	0	0	1,214,960	1.64
Total Rent	$8,264,832	$5,343,481	$5,101,558	$8,132,011	$8,182,699	$10,927,132	$14.72
Total Reimbursables	3,831,081	2,540,709	1,672,303	1,839,240	1,814,238	1,865,141	2.51
Other Income(4)	406,634	392,143	478,212	561,772	566,285	549,376	0.74
Percentage Rent	5,302	5,389	15,799	6,060	5,860	0	0.00
Vacancy & Credit Loss	0	0	0	0	0	(1,551,960)	(2.09)
Effective Gross Income	$12,507,849	$8,281,722	$7,267,872	$10,539,083	$10,569,082	$11,789,689	$15.88

Real Estate Taxes	$1,468,042	$1,492,908	$1,455,057	$1,467,141	$1,477,943	$1,492,925	$2.01
Insurance	78,229	86,063	136,993	163,418	165,429	179,831	0.24
Management Fee	459,567	454,044	455,000	449,189	473,559	471,588	0.64
Other Operating Expenses	4,075,189	4,252,666	4,273,895	4,516,355	4,438,386	4,476,559	6.03
Total Operating Expenses	$6,081,027	$6,285,681	$6,320,945	$6,596,103	$6,555,317	$6,620,903	$8.92

Net Operating Income	$6,426,822	$1,996,041	$946,927	$3,942,980	$4,013,765	$5,168,786	$6.96
TI/LC	0	0	0	0	0	688,224	0.93
Replacement Reserves	0	0	0	0	0	282,053	0.38
Net Cash Flow	$6,426,822	$1,996,041	$946,927	$3,942,980	$4,013,765	$4,198,509	$5.66

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The $1,365,054 increase in Base Rent between TTM 2/28/2015 and Underwritten is primarily attributed to a new lease to the Laclede Group which commenced on January 7, 2015 and rent abatement for Anders Minkler Huber & Helm which expired in January 2015.

(3)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through November 1, 2015.
(4)	Other income includes storage rental, parking, tenant services, antenna/roof rental, telecommunication and fitness center income.

■	Appraisal. According to the appraisal, the Bank of America Plaza Property had an “as-is” appraised value of $72,500,000 as of March 10, 2015.

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Environmental Matters. Based on the Phase I environmental report dated March 13, 2015, there were no recommendations for further action for the Bank of America Plaza Property other than the continuation of an operations and maintenance plan for asbestos, which was in place at origination of the Bank of America Plaza Loan.

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Market Overview and Competition. The Bank of America Plaza Property is located in the Central Business District (CBD) of St. Louis, Missouri. The boundary of the local area consists of Interstate 64 to the south, the Mississippi River to the east, Cass Avenue to the north, and Tucker Boulevard to the west. The local area is well serviced by major transportation routes, including Interstates 64, 70, 55 and 44. The 2014 population within the one-, three-, and five-mile radius are 13,362, 82,926, and 235,994, respectively. The average household income within the one-, three-, and five-mile radius are $50,541, $43,942, and $42,876, respectively.

The Bank of America Plaza Property lies within the Downtown office submarket of St. Louis, which contains 11,017,000 SF of space. Downtown is the largest submarket comprising 24.3% of the area’s total inventory of office space. According to a market research report, during the fourth quarter of 2014, the market demonstrated a vacancy rate of 21.1% with an average asking rent of $17.72 per SF.

Based on recent lease comparables, the appraiser concluded to an average rental rate of $17.50 per SF for the office space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Bank of America Plaza Property:

Office Lease Comparables(1)

	Metropolitan Square	Deloitte Building	10 South Broadway Building	Broadway Building	US Bank Plaza
Year Built / Renovated	1989	1987	1971	1969	1975
Total GLA	1,171,595	248,651	401,906	286,805	658,000
Tenant Name	The Maschhoffs / Robert Half	RGN – St. Louis II, LLC / Gateway Packaging	HOK	Robert A. Crowe, PC / The Cagle Law Firm	McAnany, Van Cleve & Philips
Size	9,999 / 5,902	12,005 / 3,767	39,013	4,051 / 2,451	14,302
Rent per SF	$17.75 / $17.50	$17.00 / $17.75	$16.75	$15.00 / $15.75	$17.83
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.

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The Borrower. The borrower of the Bank of America Plaza Loan is St. Louis BOA Plaza, LLC, a recycled single-purpose, single-asset Delaware limited liability company. The general partner of borrower was also required to be a single-purpose entity whose sole asset is the interest in the borrower. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bank of America Plaza Loan. The guarantor of the non-recourse carveouts is Rao Yalamanchili.

Rao Yalamanchili is the sole principal of Positive Investments Inc. (“Positive Investments”), a real estate investment and property management company founded in 1976 and headquartered in Los Angeles, California. The firm invests in and operates office, multifamily, industrial, retail, and hotel properties on behalf of Mr. Yalamanchili, institutional joint venture partners, and select private investors. Positive Investments’ commercial real estate portfolio includes over 1.5 million SF of office, industrial and retail space, over 4,000 multifamily units and approximately 3,000 hotel rooms.

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Escrows. On the origination date, the borrower funded a reserve of (i) $896,487 for real estate taxes, (ii) $94,411 for insurance premiums and (iii) $381,372 for rent abatements under the Ralcorp lease.

On each due date, the borrower is required to pay to the lender (a) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing twelve months, and (b) one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage afforded by the insurance policies. In addition, the borrower is required to escrow: (i) on each monthly due date prior to June 6, 2018, $27,834, on each monthly due date on and after June 6, 2018 and prior to June 6, 2021,  $24,742, and on each monthly due date on and after June 6, 2021, $18,556 for replacement reserves; and (ii) on each monthly due date prior to June 6, 2020, $25,000 and on each monthly due date on and after June 6, 2020, $90,000 for tenant improvements and leasing commissions, provided, however, that (A) in the event amounts on deposit in the leasing reserve account exceed a cap of $4,000,000, such cap will be reduced to $1,000,000 on the first date occurring on or after February 1, 2023 that all the Leasing Reserve Cap Reduction Conditions are satisfied (such date, the “Leasing Reserve Cap Reduction Date”), the monthly deposit will be reduced by such excess and (B) provided no Bank of America Trigger Period exists, on the first date occurring on or after the Leasing Reserve Cap Reduction Date, the lender is required to disburse amounts remaining in the leasing reserve less $1,000,000 and less any other amounts not subject to the cap.

Additionally, on each due date during a Bank of America Plaza Trigger Period, (a) the borrower is required to fund an operating expense reserve in an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the then-current interest accrual period and (b) all remaining amounts in the cash management account will be deposited into (i) a Specified Tenant reserve during a Bank of America Plaza Trigger Period caused solely by a Going Dark Trigger Event or (ii) an excess cash flow reserve.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

The “Leasing Reserve Cap Reduction Conditions” mean that no Bank of America Plaza Trigger Period exists and either: (i) (A) the lender’s receipt of evidence that each of Bank of America, N.A. (“Bank of America”) and Ralcorp Holdings Inc. (“Ralcorp”) has renewed or extended its lease through a date no earlier than three years past the maturity date covering, with respect to the portion of the Bank of America Plaza Property leased to Bank of America, N.A as of the closing date of the Bank of America Plaza Loan (the “Bank of America Space”), at least 175,000 net rentable square feet and with respect to the portion of the Property leased to Ralcorp as of the origination date of the Bank of America Plaza Loan (the “Ralcorp Space”), at least 90,000 rentable square feet, (B) certain additional leasing conditions have been satisfied  (e.g., all landlord leasing obligations have been satisfied or borrower has deposited reserves) for each such lease, (C) the senior unsecured credit rating of each of Bank of America and ConAgra Foods Inc., the parent company of Ralcorp (“Ralcorp Parent”), is at least investment grade, (D) the debt service coverage ratio is equal to or greater than 1.40x, (E) the debt yield is not less than 8.25% and (F) at least eighty 80% of the rent rentable square footage at the Bank of America Plaza Property is leased to tenants in possession and paying rent pursuant to a lease in full force and effect (or, if in a free rent or abatement period, the borrower has deposited adequate reserves to cover such unfunded obligations and the tenant has committed to paying full rent on a certain date without an option or intention to terminate the related lease prior to such date) and no tenant that individually leases more than 20% of the net rentable square footage of the Bank of America Plaza Property has a lease expiring within three years of the date of determination; or (ii) (A) the debt service coverage ratio is equal to or greater than 1.60x, (B) the debt yield is equal to or greater than 9.00% and (C) at least 80% of the rent rentable square footage at the Bank of America Plaza Property is leased to tenants in possession and paying rent (or, if in a free rent or abatement period, the borrower has deposited adequate reserves to cover such unfunded obligations) and no tenant that individually leases more than 15% of the net rentable square footage of the has a lease expiring within three years of the date proposed for the reduction of the leasing reserve cap.

A “Bank of America Plaza Trigger Period” means a period (a) commencing upon the occurrence of (i) an event of default, (ii) the debt service coverage ratio being less than 1.15x, (iii) any bankruptcy action of any Specified Tenant or Ralcorp Parent, (iv) any termination or cancellation of all or any portion of any Specified Tenant lease and/or any Specified Tenant lease failing to be in full force and effect (other than in connection with a Ralcorp Reduction), (v) any monetary default by any Specified Tenant under its lease beyond any applicable notice and cure periods, (vi) a Going Dark Trigger Event, (vii) any Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space, other than a notice delivered in connection with a Ralcorp Reduction, (viii) any Specified Tenant failing to extend or renew the Specified Tenant lease on or prior to the applicable extension deadlines in accordance with the applicable terms and conditions in the Bank of America Plaza Loan documents for a minimum renewal term acceptable to the lender (or otherwise for the maximum renewal term provided for under such Specified Tenant’s lease), (ix) the senior unsecured credit rating of Bank of America, Ralcorp Parent, and any replacement Specified Tenant (if such tenant has an investment grade rating as of the date it enters into the replacement lease) falling below investment grade, or (x) the occurrence of a Parking Garage Trigger Event (as defined in”—Third-Party Parking Garage” above); and(b) expiring upon (1) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(i) above, the cure or waiver (if applicable) of such event of default, (2) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(ii) above, the debt service coverage ratio remaining equal to or greater than 1.20x for two consecutive calendar quarters, (3) with regard to any Trigger Period commenced in connection with clause (a)(iii) above, the applicable Specified Tenant has assumed its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to the applicable Specified Tenant’s lease, (4) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(iv) or (vi) above, the occurrence of either of (A) the applicable Specified Tenant has revoked all termination notices, as applicable, and has reaffirmed its lease as being in full force and effect and is in actual physical possession of and not “dark” in a portion (but not all) of the applicable space(s) (with respect to any lease(s) of the Bank of America Space, at least 175,000 net rentable square feet and with respect to the Ralcorp Space at least 140,000 rentable square feet) or (B) the lender’s receipt of evidence that the replacement lease conditions specified in the Bank of America Plaza Loan Agreement have been satisfied with respect to the applicable Specified Tenant’s space and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to its lease; (5) with regard to any Bank of America Plaza Trigger Period commenced in

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

connection with clause (a)(v) above, the lender’s receipt of evidence that the applicable default has been cured by the applicable Specified Tenant under the applicable Specified Tenant lease, (6) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(vii) above, the lender’s receipt of evidence that the applicable Specified Tenant has revoked all termination options and re-affirmed its lease and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to its lease, (7) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(viii) above, the occurrence of either of (A) the lender’s receipt of an amendment or other written agreement evidencing that applicable Specified Tenant has renewed its lease for a minimum renewal term acceptable to the lender (or otherwise for the maximum renewal term under such lease) and the borrower has paid (or escrowed with the lender) all landlord leasing obligations with respect to such lease or (B) the lender’s receipt of evidence satisfactory to the lender that (x) the replacement lease conditions specified in the Bank of America Plaza Loan Agreement have been satisfied with respect to the applicable Specified Tenant’s lease, and (y) each replacement lease for such Specified Tenant’s space has a minimum renewal term acceptable to the lender (or otherwise for the maximum renewal term under such lease), (8) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(ix) above, the lender’s receipt of evidence that such person’s senior unsecured credit rating is investment grade and (9) with regard to any Bank of America Plaza Trigger Period commenced in connection with clause (a)(x) above, the occurrence of either of (A) borrower’s restoration of the access and use to the Third-Party Parking Garage (or Bridge, as applicable), to substantially the same access and use that existed as of the closing date of the Bank of America Plaza Loan or (B) each tenant at the Bank of America Plaza Property that has rights or remedies under its lease that would be triggered by the Parking Garage Trigger Event has waived all such rights pursuant to a written waiver satisfactory to the lender. Notwithstanding the foregoing, a Bank of America Plaza Trigger Period will not be deemed to expire in the event that a Bank of America Plaza Trigger Period then exists for any other reason.

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Lockbox and Cash Management. The Bank of America Plaza Loan requires a hard lockbox in the name of the borrower subject to the control of the lender, which is already in place. Pursuant to the Bank of America Plaza Loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the Bank of America Plaza Loan. So long as a Bank of America Plaza Trigger Period is not then in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account.  Upon the occurrence and during the continuance of any Bank of America Plaza Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account with the lender or the servicer and all funds in the lockbox account are required to be transferred on each business day to the cash management account. All funds on deposit in the cash management account are required to be applied to pay debt service and operating expenses of Bank of America Plaza Property and to fund required reserves in accordance with the Bank of America Plaza Loan documents. All amounts remaining after such application are required to be held by lender as additional collateral for the Bank of America Plaza Loan until the expiration of the Bank of America Plaza Trigger Period, when it is required to be disbursed to the borrower; provided, however, that in the event that a Bank of America Plaza Loan Trigger Period is caused solely by one or more Going Dark Trigger Events and not any other Bank of America Plaza Trigger Event, such excess cash is required to instead be deposited into a specified tenant reserve account up to an amount equal to $30.00 times the square footage of the applicable “dark” space less the balance of the leasing reserve, and thereafter excess cash is required to be distributed to the borrower.

A “Going Dark Trigger Event” means (A) one or more tenants’ failing to be in actual, physical possession of at least 75% or more of the Bank of America Space or failing to be open to the public for business during customary hours and/or “going dark” in 25% or more of the Bank of America Space; or (B) after April 8, 2020, one or more tenants’ failing to be in actual, physical possession of at least 25% or more of the Ralcorp Space or failing to be open to the public for business during customary hours and/or “going dark” in 75% or more of the Ralcorp space.

“Ralcorp Reduction” means each exercise by Ralcorp of one of its options to reduce its leased premises (as described under “Ten Largest Tenants Based on Underwritten Base Rent” above) provided that the borrower deposits with lender the greater of the reduction fees paid by Ralcorp and amounts specified in the Bank of America Plaza Loan documents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BANK OF AMERICA PLAZA

A “Specified Tenant” means (i) Bank of America, (ii) Ralcorp or (iii) any other lessee(s) of the Bank of America Space or Ralcorp Space (or any portion thereof) permitted by the Bank of America Plaza Loan agreement, and any parent or affiliates providing credit support or a guaranty of the related lease(s).

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Property Management. The Bank of America Plaza Property is currently managed by Jones Lang LaSalle Americas, Inc., pursuant to a management agreement. Positive Investments and another affiliate of the borrower also receive management fees for asset management services.  Under the Bank of America Plaza Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default has occurred and is continuing under the Bank of America Plaza Loan, (ii) the lender receives at least 60 days prior written notice, (iii) the replacement would not cause certain adverse events to occur under certain easements, covenants and restrictions on the Bank of America Plaza Property or with respect to the Third-Party Parking Garage or the overhead walkway to the Third-Party Parking Garage and (iv) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace any manager or require that the borrower terminate the management agreement and replace any manager if: (i) the manager becomes insolvent or a debtor in a bankruptcy proceeding (which, if involuntary, is not dismissed within ninety days); (ii) a Bank of America Plaza Trigger Period exists; (iii) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; (iv) a default by manager beyond all applicable notice and cure periods has occurred under the management agreement; or (v) solely in the case of the asset managers, the property management agreement with Jones Lang LaSalle Americas, Inc. terminates as provided in the assignment of property management agreement to lender.

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Mezzanine or Subordinate Indebtedness.  Mezzanine debt secured by a pledge of direct or indirect equity interests in the borrower is permitted from an acceptable lender (the “Mezzanine Lender”) as determined by the mortgage lender, provided that, among other things (a) no event of default has occurred and is continuing, (b) the mezzanine loan has a fixed rate of interest, (c) the maturity date of the mezzanine loan is no earlier than the maturity date of the Bank of America Plaza Loan, (d) after giving effect to the mezzanine loan, the combined debt service coverage ratio is equal to or greater than 1.30x and the combined LTV does not exceed 75.0%, (e) the debt yield as the date of closing of the mezzanine loan without giving effect to the mezzanine loan is at least 9.0%, (f) the debt yield after giving effect to the mezzanine loan is at least 8.0%, (g) the Mezzanine Lender executes a subordination and intercreditor agreement acceptable in form and substance to the lender and the Rating Agencies, (h) the borrower delivers to the lender a Rating Agency Confirmation and (i) the loan documents are amended as required by the lender, among other things, to require that all sums in the lockbox account be swept daily to the cash management account irrespective of whether a Bank of America Plaza Trigger Period exists and to include payments of mezzanine debt service from the disbursements from the cash management account.

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Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Bank of America Plaza Property and (y) business interruption coverage with no exclusion for terrorism covering no less than 18 months of business interruption coverage in an amount equal to 100% of the projected gross income from the Bank of America Plaza Property (on an actual loss sustained basis) for a period continuing until the restoration of the Bank of America Plaza Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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BAKERY LIVING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

Bakery Living
6480 Living Place
Pittsburgh, PA 15206
Pittsburgh
Indianola
Harwick
Springdale
Pittsburgh Mills
Oakmont
Fox Chapel
Verona
O'Hara Township
Etna
Sharpsburg
Aspinwall
Blawnox
Waterworks Mall
Bellevue
Millvale
Univ of Pittsburgh Medical Center
University of Pittsburgh
Wilkinsburg
Churchill
Edgewood
Forest Hills
Swissvale
Braddock Hills
Chalfant
Turtle Creek
East Pittsburgh
Wilmerding
Rankin
Braddock
Homestead
The Waterfront
Whitaker
Munhall
West Homestead
Sandcastle Waterpark
Kennywood Park
Duquesne
East Mckeesport
West Mifflin
Dravosburg
Mckeesport
Penn State-Greater Allegheny
White Oak
Port Vue
Glassport
Liberty
Heinz Field
PNC Park
DTWN
CONSOL Energy Center
Duquesne University
Southside Works
Parkway Center Mall
Green Tree
Mt Oliver
Dormont
Brentwood
Baldwin
Castle Shannon
Whitehall
Allegheny County Airport
Century III Mall
Pleasant Hills
Community College of Allegheny-South
Monroeville Mall
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Pittsburgh, Pennsylvania	Cut-off Date Principal Balance	$33,250,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$191,091.95
Size (Units)	174	Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 4/13/2015	92.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/13/2015	92.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate	4.43550%
Appraised Value	$44,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$3,711,999
Underwritten Expenses	$1,081,591
Underwritten Net Operating Income (NOI)	$2,630,408	Escrows(2)
Underwritten Net Cash Flow (NCF)	$2,595,608	Upfront	Monthly
Cut-off Date LTV Ratio	74.7%	Taxes	$15,055	$2,151
Maturity Date LTV Ratio(1)	67.9%	Insurance	$32,010	$6,402
DSCR Based on Underwritten NOI / NCF	1.31x / 1.29x	Replacement Reserves	$0	$3,625
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.8%	Other(3)	$275,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,250,000	100.0%	Loan Payoff	$29,246,321	88.0%
			Closing Costs	2,545,188	7.7
			Principal Equity Distribution	1,136,425	3.4
			Reserves	322,066	1.0
Total Sources	$33,250,000	100.0%	Total Uses	$33,250,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $44,800,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 68.3%. See “—Appraisal” below.

(2)	See “—Escrows” below.
(3)
Other upfront reserve of $275,000 represents the estimated cost to complete three additional apartment units on the ground floor, which were completed as of October 2014 and are available for occupancy. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Bakery Living Loan”) is evidenced by a note in the original principal amount of $33,250,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a multifamily apartment complex located in Pittsburgh, Pennsylvania (the “Bakery Living Property”). The Bakery Living Loan was originated by GS Commercial Real Estate LP and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date. The Bakery Living Loan was originated on September 24, 2014 and represents approximately 2.7% of the Initial Pool Balance. The note evidencing the Bakery Living Loan has an outstanding principal balance as of the Cut-off Date of $33,250,000 and has an interest rate of 4.43550% per annum. The borrower utilized the proceeds of the Bakery Living Loan to refinance the existing debt on the Bakery Living Property and to return equity to the borrower sponsors.

The Bakery Living Loan had an initial term of 120 months and has a remaining term of 113 months as of the Cut-off Date. The Bakery Living Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in October 2024. Voluntary prepayment of the Bakery Living Loan is prohibited prior to July 2024. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Bakery Living Property is a 174-unit apartment community located in Pittsburgh, Pennsylvania and was built in 2014. The Bakery Living Property features amenities such as an indoor/outdoor pool, bike rooms, dog washing station, grilling station, fitness center, business center and a subterraneous parking garage with direct access to apartment unit floors. The Bakery Living Property offers micro-studio, one and two bedroom floor plans with private patios/balcony in certain units. As of April 13, 2015, the Total Occupancy and Owned Occupancy were both 92.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

The following table presents certain information relating to the units and rent at the Bakery Living Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(1)	Underwritten Monthly Rent(1)	Underwritten Annual Rent(1)
1 Bedroom / 1 Bath	9	763	$1,745	$1,738	$15,642	$187,704
1 Bedroom / 1 Bath	32	761	$1,708	$1,700	54,400	652,800
1 Bedroom / 1 Bath	4	787	$1,660	$1,640	6,560	78,720
1 Bedroom / 1 Bath	25	741	$1,798	$1,779	44,475	533,700
1 Bedroom / 1 Bath	4	745	$1,750	$1,743	6,972	83,664
1 Bedroom / 1 Bath	4	632	$1,535	$1,525	6,100	73,200
1 Bedroom / 1 Bath	5	716	$1,715	$1,675	8,375	100,500
1 Bedroom / 1 Bath	2	710	$1,710	$1,700	3,400	40,800
1 Bedroom / 1 Bath	2	962	$2,285	$2,265	4,530	54,360
1 Bedroom / 1 Bath	2	894	$2,065	$2,005	4,010	48,120
2 Bedroom / 1 Bath	6	993	$2,297	$2,283	13,698	164,376
2 Bedroom / 2 Bath	3	1,260	$2,500	$2,475	7,425	89,100
2 Bedroom / 2 Bath	4	1,305	$2,953	$2,938	11,752	141,024
2 Bedroom / 1 Bath	4	987	$2,323	$2,303	9,212	110,544
2 Bedroom / 2 Bath	1	1,544	$3,220	$3,200	3,200	38,400
2 Bedroom / 1 Bath	5	1,073	$2,352	$2,332	11,660	139,920
2 Bedroom / 1 Bath	3	916	$2,270	$2,250	6,750	81,000
2 Bedroom / 1 Bath	7	781	$1,891	$1,874	13,118	157,416
Micro	20	510	$1,231	$1,222	24,440	293,280
Micro	7	508	$1,268	$1,259	8,813	105,756
Studio	8	597	$1,450	$1,440	11,520	138,240
Studio	4	740	$1,500	$1,490	5,960	71,520
Studio	8	645	$1,475	$1,465	11,720	140,640
Various – Corporate Units	5	758	$3,570	$3,570	17,850	214,200
Total / Wtd. Avg.	174	756	$1,804	$1,791	$311,582	$3,738,984

(1)	As provided by the borrower per the April 13, 2015 rent roll.

The following table presents certain information relating to historical leasing at the Bakery Living Property:

Historical Leased %(1)
2013	2014	As of 4/13/2015
NA	NA	92.0%

(1)	As provided by the borrower. The Bakery Living Property was constructed in 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bakery Living Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per Unit
Base Rent	$3,738,984	$21,488
Vacancy, Credit Loss and Concessions	(306,720)	(1,763)
Non-Revenue Units	0	0
Total Rent Revenue	$3,432,264	$19,726
Other Revenue(3)	279,735	1,608
Effective Gross Income	$3,711,999	$21,333

Total Operating Expenses	$1,081,591	$6,216

Net Operating Income	$2,630,408	$15,117
Replacement Reserves	34,800	200
Net Cash Flow	$2,595,608	$14,917

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows are based on the in-place rent roll as of 4/13/2015. The Bakery Living Property was constructed in 2014.
(3)	Other Revenue includes utilities, parking and other miscellaneous revenues.

■
Appraisal.  According to the appraisal, the Bakery Living Property had an “as-is” appraised value of $44,500,000 as of an effective date of August 6, 2014. The appraisal also noted an “as stabilized” appraised value of $44,800,000 as of November 1, 2014, which assumes the occupancy at the Bakery Living Property will stabilize at 95.0%.

■
Environmental Matters.  According to the Phase I environmental report, dated August 18, 2014, there are no recognized environmental conditions or recommendations for further action at the Bakery Living Property.

■
Market Overview and Competition.  The Bakery Living Property is located in the city of Pittsburgh, Pennsylvania within the urbanized, densely populated (approximately 180,000 population within a 3-mile radius) Shadyside neighborhood with close proximity to shopping, restaurants and high-end grocers. The Bakery Living Property is situated in Bakery Square 2.0, a 12-acre mixed use development that will consist of approximately 425,000 SF of Leadership in Energy & Environmental Design (“LEED”) certified Class A office space, luxury apartments and townhomes. Bakery Square 2.0 is an extension of Bakery Square 1.0 (not collateral for the Bakery Living Loan), which is an upscale mixed use development consisting of a 216,080 SF Platinum LEED certified office building that is 100% leased to Google, University of Pittsburgh Medical Center (UPMC), Carnegie Mellon University (CMU), University of Pittsburgh (Pitt) and the Department of Veterans Affairs. In addition, the development includes a Springhill Suites Hotel, LA Fitness, Coffee Tree Roasters, Jimmy John’s, Panera Bread, Anthropologie and West Elm. Google, which currently occupies 140,000 SF of office space at Bakery Square 1.0 (not collateral for the Bakery Living Loan), recently signed a lease to occupy an additional 160,000 SF at Bakery Square 2.0’s 218,000 SF, Class A office building, which is currently under construction (expected completion late 2015) and is nearly 100% pre-leased. The new office building, which is adjacent to the Bakery Living Property, will include a sky bridge across Penn Avenue, allowing Google’s new space to physically connect with its main office at Bakery Square 1.0 (not collateral for the Bakery Living Loan), which includes a 900-plus space parking garage. Google has gravitated toward the area due to the close proximity to CMU, which is one of the top software engineering schools in the country. The borrower sponsors have plans to develop 232,000 SF of additional office space in Bakery Square 2.0 and construction has commenced on another 175-unit multifamily project and (expected to open June 2016) townhomes for purchase as part of Bakery Square 2.0. Demand for the development has been driven by the region’s top-employers, which are all located within 0.1 miles of the Bakery Living Property (UPMC, Pitt, CMU and Google).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

The 2014 population in Pittsburgh MSA was 2,361,320, with an estimated median household income of $51,060. The estimated 2019 population in a 5-mile radius of the property is 347,304 with an estimated median household income of $38,257 for 2014. According to the appraisal, the CBD/Strip District/East End sub-market of Pittsburgh contains 19,176 units at vacancy rate of 2.1% and a 5-mile radius average rental rate of $994 for 2014. The submarket contains 6,189 Class A units at a vacancy rate of 5.4% and average rental rate of $1,290 for 2014. The competitive set from the appraisal contains 1,096 units in six apartment complexes at an average vacancy rate of 2.0% an average rental rate of $1,743.

The following table presents certain information relating to the primary competition for Bakery Living Property:

Competitive Set(1)
	Morgan at North Shore	Brix at 26	The Cork Factory	Lot 24	Heinz Lofts	Walnut on Highland
City	Pittsburgh	Pittsburgh	Pittsburgh	Pittsburgh	Pittsburgh	Pittsburgh
Occupancy	97.0%	97.0%	98.0%	100.0%	99.0%	97.0%

(1)	Source: Appraisal.

■
Tax Abatement.  The Bakery Living Property benefits from a Local Economic Revitalization Tax Assistance tax abatement program (“LERTA”) until 2025, as approved by the governmental authority of Allegheny County, Pennsylvania and the City of Pittsburgh. Pursuant to the LERTA, 100% of the assessed value of the improvements on the Bakery Living Property are exempt from property taxes for two years. Property taxes on the improvements will start to phase in beginning in year three of the Bakery Living Loan term, and the property will be subject to full real estate taxes one year after the subject loan matures. In addition, such exemption will not exceed $250,000 in a single year.

■
Condominium Structure.  The Bakery Living Property is one unit in a two-unit condominium regime, of which the other unit is also a multifamily property. The borrower has a 50% interest in the common elements of the condominium. The condominium association contemplated by the condominium declaration and bylaws has not been created at the time the Bakery Living Loan was originated.

■
The Borrower. The borrower is Bakery Square 2 Living Holdings Parcel A, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bakery Living Loan. Gregg M. Perelman and Todd E. Reidbord, each an indirect owner of the borrower, are the non-recourse carveout guarantors under the Bakery Living Loan.

■
Escrows.  On the origination date, the borrower funded (i) a tax reserve of $15,055, (ii) an insurance reserve of $32,010 and (iii) a deferred maintenance reserve of $275,000 to complete three additional apartment units on the ground floor. The three units were completed as of October 2014 and are available for occupancy. On each due date, the borrower will be required to fund (i) a capital expenditure reserve in an amount equal to $3,625 and (ii) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, which currently equate to $2,151 and $6,402, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

■
Lockbox and Cash Management.  The Bakery Living Loan is structured with a springing lockbox and springing cash management. All cash revenues relating to the Bakery Living Property and all other money received by the borrower and property manager with respect to the Bakery Living Property (other than tenant security deposits required to be held in escrow accounts) are, prior to the occurrence of the initial Bakery Living Trigger Period or event of default under the Bakery Living Loan, required to be deposited into the borrower-controlled operating account. Upon the occurrence of the initial Bakery Living Trigger Period or event of default under the Bakery Living Loan, a lockbox account is required to be established and the borrower and property manager with respect to the Bakery Living Property (other than tenant directed security deposits required to be held in escrow accounts) are required to be deposited into the lockbox account within one business day after receipt. During the continuance of the initial Bakery Living Trigger Period or event of default as well as any subsequent Bakery Living Trigger Period or event of default, all amounts in the lockbox account will be swept on each business day to a lender-controlled cash management account. Upon the termination of the initial Bakery Living Trigger Period or cure of the initial event of default under the Bakery Living Loan, all amounts in the lockbox account will be swept on each business day into a borrower-controlled operating account.

On each due date during a Bakery Living Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the Bakery Living Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Bakery Living Loan.

A “Bakery Living Trigger Period” means: (i) the period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio is less than 1.10x, to the conclusion of the second of any two 12-month periods (ending in consecutive fiscal quarters thereafter) during each of which the 12-month period (ending on the last day of any fiscal quarter) debt service coverage ratio is greater than 1.10x; and (ii) if the financial reports required under the loan documents are not delivered to the lender as and when required, a Bakery Living Trigger Period is deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that no Bakery Living Trigger Period is ongoing.

■
Property Management.  The Bakery Living Property is managed by Walnut Capital Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Bakery Living Property must remain managed by Walnut Capital Management, Inc. or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender had the right to replace, or require the borrower to replace, such property manager with a property manager approved by the lender during the continuance of an event of default under the Bakery Living Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

BAKERY LIVING

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Bakery Living Property (plus 18 months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 360 day period commencing on the date on which the Bakery Living Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Bakery Living Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Bakery Living Property are separately allocated to the Bakery Living Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

CARTIFACT
W STERNS RD
TOLEDO SUBURBAN AIRPORT
Maple Grove Golf Course
Tamaron Country Club
Bedford Hills Golf Course
MICHIGAN
OHIO
Greenwood Park
Toledo Memorial Park Cemetery
W ALEXIS RD
Northstar Plaza Shopping Center
North Towne Shopping Center
Lourdes College
Flower Hospital
MONROE ST
Sylvania Country Club
W LASKEY RD
Bowman Park
Beverly Hills Plaza
Franklin Park Mall
Mercy St Anne Hospital
W SYLVANIA AVE
Maumee Bay
Detwiler Golf Course
Harbor View
Wildwood Preserve Metropark
Westgate Village Shopping Center
Woodlawn Cemetery
Joe E Brown Park
W CENTRAL AVE
Ottawa Park
Forest Cemetery
W BANCROFT ST
University of Toledo
Calvary Cemetery
DOWNTOWN TOLEDO
Collins Park Golf Course
DORR ST
Inverness Club
University of Toledo-Scott Park
Oregon
Toledo
Resurrection Cemetery
HILL AVE
Highland Park
NAVARRE AVE
Mercy St Charles Hospital
Sportway of Toledo
ANGOLA RD
AIRPORT HWY
University of Toledo-Health Science
Toledo Zoo
Maumee River
Promedica Bay Park Hospital
BROWN RD
Holland
Swan Creek Preserve Metropark
Southland Shopping Center
Northwood
Woodville Mall
Heather Downs Country Club
GARDEN RD
South Toledo Golf Course
Toledo Country Club
Owens Community College
Walbridge
Brandywine Country Club
Fred J Ralf Park
Lucas County Recreation Center
SALISBURY RD
Belmont Country Club
MAUMEE WESTERN RD
METCALF FIELD
St Lukes Hospital
MONCLOVA RD
Woodlands Park
Perrysburg

Midwest Multifamily Portfolio

	Property Name	Address	City	State	Zip Code
1	Sunnydale Estates	5834 North Yermo Drive	Toledo	Ohio	43613
2	Georgetown Village	3045 Ilger Avenue	Toledo	Ohio	43606
3	Hunters Ridge	3406 Gibraltar Heights Drive	Toledo	Ohio	43609
4	Miracle Manor	5055 Jamieson Drive	Toledo	Ohio	43613
5	Abbey Run	3355 West Alexis Road	Toledo	Ohio	43623

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller		MC-Five Mile
Location (City/State)	Toledo, Ohio	Cut-off Date Principal Balance		$28,095,000
Properties Type	Multifamily	Cut-off Date Principal Balance per Unit		$25,564.15
Size (Units)	1,099	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 3/4/2015(1)	90.4%	Number of Related Mortgage Loans(3)		2
Owned Occupancy as of 3/4/2015(1)	90.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate(4)		4.17000%
Appraised Value	$45,700,000	Original Term to Maturity (Months)(2)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$7,104,589
Underwritten Expenses	$3,912,085
Underwritten Net Operating Income (NOI)	$3,192,503	Escrows
Underwritten Net Cash Flow (NCF)	$2,893,827		Upfront	Monthly
Cut-off Date LTV Ratio	61.5%	Taxes	$187,669	$46,917
Maturity Date/ARD LTV Ratio(2)	61.5%	Insurance	$104,816	$20,963
DSCR Based on Underwritten NOI / NCF	2.69x / 2.44x	Replacement Reserves	$0	$24,480
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.3%	Other(5)	$63,239	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,095,000	92.8%	Loan Payoff	$29,363,679	96.9%
Principal’s New Cash Contribution	2,192,549	7.2	Closing Costs	568,147	1.9
			Reserves	355,723	1.2
Total Sources	$30,287,549	100.0%	Total Uses	$30,287,549	100.0%

(1)	As of March 4, 2015 for the Sunnydale Estates, Georgetown Village, Miracle Manor and Abbey Run Properties and as of March 6, 2015 for the Hunters Ridge Property.
(2)	Calculated as of or through, as applicable, the related anticipated repayment date.
(3)	The direct owner of the borrowers is also the direct owner of the borrowers of the Bavarian Woods Loan.
(4)
Commencing on the Anticipated Repayment Date (April 6, 2025), the Mortgage Rate will increase to the greater of (a) 4.00000% per annum above the Initial Interest Rate and (b) 6.00000% per annum above the then-current United States Dollar swap spread.

(5)	Other upfront reserve represents a $63,239 deferred maintenance reserve for the repair of sidewalk concrete, doors, and attic space, among other things, at the various properties.

■
The Mortgage Loan.  The mortgage loan (the “Midwest Multifamily Portfolio Loan”) is evidenced by a first mortgage in the original principal amount of $28,095,000 and is secured by the borrower’s fee simple interest in five multifamily properties located in Toledo, Ohio (the “Midwest Multifamily Portfolio Properties”). The Midwest Multifamily Portfolio Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on March 13, 2015.  The Midwest Multifamily Portfolio Loan represents approximately 2.3% of the Initial Pool Balance. The note evidencing the Midwest Multifamily Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $28,095,000 and an interest rate of 4.17000% per annum (the “Initial Interest Rate”). The borrowers utilized the proceeds of the Midwest Multifamily Portfolio Loan along with $2,192,549 of additional cash equity to refinance existing debt of $29,363,679 on the Midwest Multifamily Portfolio Properties, to pay closing costs and fund reserves.

The Midwest Multifamily Portfolio Loan had an initial term of 120 months through the anticipated repayment date (the “ARD”), which is the due date in April 2025, has a remaining term of 119 months through the ARD as of the Cut-off Date and requires interest-only payments at the Initial Interest Rate through the ARD. The final maturity date of the Midwest Multifamily Portfolio Loan is the due date in April 2045. In the event the Midwest Multifamily Portfolio Loan is not paid in full on or before the ARD, the interest rate will increase to a rate per annum equal to the greater of (i) 4.00000% per annum above the Initial Interest Rate and (ii) 6.00000% per annum above the then-current United States Dollar swap spread (“Adjusted Interest Rate”). The Adjusted Interest Rate will be fixed at such rate until the final maturity date. Commencing on the due date immediately prior to the ARD, all excess cash flow is required to be used to (i) pay down the principal balance of the Midwest Multifamily Portfolio Loan until such time as the principal balance is reduced to zero and (ii) pay down all unpaid interest accrued since the ARD in excess of interest at the Initial Interest Rate, which interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred until the maturity date, to the extent not paid sooner pursuant to the Midwest Multifamily Portfolio Loan documents. Voluntary prepayment of the Midwest Multifamily Portfolio Loan without payment of any prepayment premium is permitted on or after the due date in January 2025. Defeasance of the Midwest Multifamily Portfolio Loan with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by, the full faith and credit of the United States of America or other obligations which are “government securities” permitted under the Midwest Multifamily Portfolio Loan documents, is permitted at any time after the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

■
The Mortgaged Properties.  The Midwest Multifamily Portfolio Properties consist of five multifamily properties located in Toledo, Ohio. The Midwest Multifamily Portfolio Properties were built between 1950 and 1978, and each property was renovated in 2014. The renovations included common area and unit renovations, floor replacement, HVAC replacement, exterior façade work, electrical and plumbing upgrades, and roof replacements.  The Midwest Multifamily Portfolio Properties are located in established residential areas proximate to single-family home developments.  The Midwest Multifamily Portfolio Properties are comprised of 1,099 units including studio, one-, and two-bedroom floor plans. As of March 4, 2015 for the Sunnydale Estates, Georgetown Village, Miracle Manor and Abbey Run Properties and as of March 6, 2015 for the Hunters Ridge Property, Total and Owned Occupancy at the Midwest Multifamily Portfolio Properties were both 90.4%.

The following table presents certain information relating to the Midwest Multifamily Portfolio Properties:

Portfolio Summary

Property Name	City	State	Units	Occupancy(1)	Year Built / Renovated(2)	“As-Is” Appraised Value
Sunnydale Estates	Toledo	Ohio	266	95.5%	1970 / 2014	$11,800,000
Georgetown Village	Toledo	Ohio	304	86.8%	1950-1951 / 2014	11,300,000
Hunters Ridge	Toledo	Ohio	251	84.1%	1974, 1978 / 2014	10,300,000
Miracle Manor	Toledo	Ohio	196	95.9%	1965 / 2014	9,300,000
Abbey Run	Toledo	Ohio	82	92.7%	1969 / 2014	3,000,000
Total / Wtd. Avg.			1,099	90.4%		$45,700,000

(1)
As provided by the borrower and represents occupancy as of March 4, 2015 for the Sunnydale Estates, Georgetown Village, Miracle Manor and Abbey Run Properties and as of March 6, 2015 for the Hunters Ridge Property.

(2)	Renovated date shown represents latest renovation year.

The following table presents certain information relating to the units and rent at the Midwest Multifamily Portfolio Properties:
Unit Type	# of Units	Average SF per Unit(1)	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent per Unit	Underwritten Annual Rent
Studio	36	545	$422	$422	$422	$182,319
1 Bed / 1 Bath	253	627	$509	$505	$505	1,534,665
2 Bed / 1 Bath	678	766	$562	$559	$559	4,549,297
2 Bed / 2 Bath	132	1,010	$630	$630	$630	998,352
Total / Wtd. Avg.	1,099	756	$553	$551	$551	$7,264,633

(1)	Source: Appraisal.
(2)	Based on the rent roll dated March 4, 2015 for the Sunnydale Estates, Georgetown Village, Miracle Manor and Abbey Run Properties and as of March 6, 2015 for the Hunters Ridge Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Midwest Multifamily Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013(2)	2014	TTM 1/31/2015	Underwritten(3)	Underwritten $ per Unit
Base Rent(4)	$6,530,794	$6,787,099	$6,730,799	$6,748,236	$6,562,975	$5,972
Gross Up Vacancy	0	0	0	0	701,658	638
Gross Potential Rent	$6,530,794	$6,787,099	$6,730,799	$6,748,236	$7,264,633	$6,610
Economic Vacancy & Credit Loss	(446,503)	(685,975)	(452,805)	(451,440)	(834,836)	(760)
Total Rent Revenue	$6,084,291	$6,101,124	$6,277,994	$6,296,796	$6,429,797	$5,851
Other Revenue(5)	590,265	533,881	594,787	600,083	674,792	614
Effective Gross Income	$6,674,556	$6,635,005	$6,872,781	$6,896,879	$7,104,589	$6,465

Total Operating Expenses	$3,844,550	$4,075,416	$3,970,369	$3,925,012	$3,912,085	$3,560

Net Operating Income	$2,830,006	$2,559,589	$2,902,412	$2,971,867	$3,192,504	$2,905
Replacement Reserves	0	0	0	0	298,676	272
Net Cash Flow	$2,830,006	$2,559,589	$2,902,412	$2,971,867	$2,893,827	$2,633

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	The 2013 figures reflect that the Midwest Multifamily Portfolio Properties were undergoing renovation which resulted in increased expenses.
(3)	Underwritten Base Rent is based on the March 2015 rent rolls.
(4)	Base Rent in the 2012, 2013, 2014, and TTM 1/31/2015 periods are net of employee discounts, loss from non-revenue units and concessions.
(5)	Other Revenue includes utility reimbursements, move-in fees, late fees, application fees, credit check fees and other miscellaneous fees.

■	Appraisal. According to the appraisals, the Midwest Multifamily Portfolio Properties had an aggregate “as-is” appraised value of $45,700,000, as of February 18, 2015.

■
Environmental Matters. According to Phase I environmental reports dated March 13, 2015, there are no recognized environmental conditions at the Sunnydale Estates, Georgetown Village, Hunter’s Ridge and Miracle Manor Properties. At each of the Midwest Multifamily Portfolio Properties, the environmental reports recommended the continuation of Asbestos O&M Plans and Lead Based Paint O&M Plans, which were implemented on January 31, 2014.

The Phase I environmental report for the Abbey Run Property noted that based on review of the environmental database report, an address that may be historically associated with such property, 3357 West Alexis Road, was identified as a historical cleaners under the name Swan Cleaners & Laundry for the year 1965. The 1963 aerial photograph depicts what may be a commercial structure on the north central portion of the Abbey Run Property. This potential historical on-property usage may pose an environmental concern to the Abbey Run Property and is considered a recognized environmental condition. In lieu of the recommended limited subsurface investigation to evaluate potential impact from the historical usage, a $5,000,000 environmental insurance policy was obtained for the Abbey Run Property.

■
Market Overview and Competition.  The Midwest Multifamily Portfolio Properties are located in the Toledo Metro Market. According to a third party market report as of the fourth quarter of 2014, the average apartment rent in the Toledo Metro Market was $628 per unit per month. The Toledo Metro Market saw rent growth of 0.6% in the fourth quarter of 2014, which is consistent with the growth in the midwest region (0.5%), and slightly higher than in the United States (0.6%). The Toledo Metro Market is projected to have 2.4% annual growth in rental rates over the next 5 years. In the fourth quarter of 2014, apartment complexes in the Toledo Metro Market averaged 4.0% vacancy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

■
The Borrowers. The borrowers are Georgetown Village I Owner LLC; Georgetown Village II Owner LLC; Georgetown Village III Owner LLC; Georgetown Village IV Owner LLC; Sunnydale Estates Property Owner LLC;  Hunters Ridge Property Owner LLC; Miracle Manor Property Owner LLC and Toledo Properties Owner LLC, each a single-purpose entity formed solely for the purpose of owning and operating the Midwest Multifamily Portfolio Properties.  A non-consolidation opinion was obtained in conjunction with the origination of the Midwest Multifamily Portfolio Loan. The sponsor and non-recourse carve-out guarantor for the Midwest Multifamily Portfolio Loan is Jared Kushner. Jared Kushner is the President and CEO of Kushner Companies (“Kushner”). Kushner is a real estate organization headquartered in New York City. The company is involved in the ownership, management, development and redevelopment of multifamily and commercial properties. Kushner’s portfolio consists of more than 20,000 multifamily apartments as well as 12 million square feet of office, industrial and retail space throughout New York, New Jersey, Pennsylvania, Ohio, Maryland and Illinois. The reported total asset value of Kushner holdings through various affiliated entities exceeds $5 billion.

■
Escrows.  On the origination date, the borrowers funded escrow reserves in the amounts of (i) $187,669 with respect to real estate taxes, (ii) $104,816 with respect to insurance reserves and (iii) $63,239 with respect to deferred maintenance. On each due date, the borrowers are required to fund (i) a tax and insurance reserve in monthly amounts equal to one-twelfth of the amounts the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, which currently equate to $46,917 and $20,963, respectively, and (ii) a replacement reserve in the monthly amount of $24,480 (approximately $267 per unit per year).

■
Lockbox and Cash Management.  The Midwest Multifamily Portfolio Loan is structured with a springing lockbox and springing cash management. The Midwest Multifamily Portfolio Loan documents require that, upon the first occurrence of a Midwest Multifamily Portfolio Trigger Period, the borrowers are required to establish and maintain a lockbox account for the sole and exclusive benefit of the lender into which the borrowers are required to deposit or cause to be deposited all revenue generated by the Midwest Multifamily Portfolio Properties. During a Midwest Multifamily Portfolio Trigger Period, the lender may require transfers from the lockbox account to the cash management account daily. On each due date during the continuance of a Midwest Multifamily Portfolio Trigger Period, the Midwest Multifamily Portfolio Loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves and approved operating expenses, be held as additional collateral for the Midwest Multifamily Portfolio Loan. During the continuance of an event of default under the Midwest Multifamily Portfolio Loan, the lender may apply any excess cash flow to amounts payable under the Midwest Multifamily Portfolio Loan and/or toward the payment of expenses of the Midwest Multifamily Portfolio Properties, in such order of priority as the lender may determine.

A “Midwest Multifamily Portfolio Trigger Period” means a period commencing upon the occurrence and continuance of (a) an event of default under the mortgage loan documents and (b) the debt service coverage ratio is less than 1.10x for the two prior consecutive calendar quarters, and (c) commencing on the due date immediately prior to the ARD, and expiring, as applicable, upon (i) the cure (if applicable) of such event of default and (ii) the debt service coverage ratio being equal to or greater than 1.15x for the two prior consecutive calendar quarters and (iii) on the date that the debt is paid.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MIDWEST MULTIFAMILY PORTFOLIO

■
Property Management.  The Midwest Multifamily Portfolio Properties are currently managed by Westminster Management, LLC, a division of Kushner and affiliate of the borrowers.  Westminster Management, LLC is a diversified real estate organization headquartered in New York City with regional offices in New Jersey, Maryland and Ohio.  Westminster Management, LLC manages more than 20,000 multifamily units in New York, New Jersey, Maryland, Pennsylvania, Ohio, and Indiana. Under the Midwest Multifamily Portfolio Loan documents, the Midwest Multifamily Portfolio Properties may be managed by Westminster Management, LLC or any other management company reasonably approved by the lender and, if required by lender, with respect to which a Rating Agency Confirmation has been received. Upon any of (i) the occurrence of an event of default under the Midwest Multifamily Portfolio Loan documents, (ii) the debt service coverage ratio of the Midwest Multifamily Portfolio Properties (based on the trailing 12 calendar months) is less than 1.00x for two consecutive calendar quarters, (iii) the continuance of a default by the property manager under the management agreement beyond any applicable notice and cure period, or (iv) the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager, the lender may require the  borrowers to terminate the management agreement and replace the property manager with a new property manager selected by the borrowers, subject to the lender’s approval and, if required by the lender, with respect to which a Rating Agency Confirmation has been received.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts of terrorism in an amount equal to the full replacement cost of the Midwest Multifamily Portfolio Properties (plus rental loss and/or business interruption coverage). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Midwest Multifamily Portfolio Loan as described in the preceding sentence, but in such instance the borrowers will not be required to spend more than two times (200%) the amount of the insurance premium that is payable at that time in respect of the property to maintain full replacement cost property coverage for terrorism (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of such terrorism insurance exceeds that amount, the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to that amount. The required terrorism insurance may be included in a blanket policy, however, notwithstanding the lender’s prior approval of any blanket policy under the loan documents, the lender reserves the right to require the borrowers to obtain a separate policy if the blanket policy fails at any time to fully satisfy the insurance coverage requirements under the loan documents. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

HILTON SCOTTS VALLEY

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

CARTIFACT
San Rafael
Richmond
Concord
Antioch
Stockton
Sausalito
Oakland
Brentwood
San Francisco
San Ramon
Tracy
Hayward
Livermore
San Mateo
Fremont
Redwood City
Palo Alto
Santa Clara
San Jose
Cupertino
Pacific Ocean
Santa Cruz
Gilroy
Watsonville
Monterey Bay
Castroville
Salinas
Monterey
Highway 17
Felton
Scotts Valley Square
Scotts Village Shopping Center
The Kings Village Shopping Center
Graham Hill Rd
Scotts Valley Dr
Scotts Valley
Granite Creek Rd
Hilton Scotts Valley
6001 La Madrona Drive
Scotts Valley, CA 95060
Empire Grade
Henry Cowell Redwoods State Park
Graham Hill Rd
Horse Show Grounds
Branciforte Dr
Old San Jose Rd
University of California at Santa Cruz
De Laveaga Park
Santa Cruz Gardens
Pasatiempo Golf Course
De Laveaga Golf Course
Anna Jean Cummings Park
Soquel Dr
Soquel
Harvey West Municipal Park
Live Oak
Wilder Ranch State Park
High St
Santa Cruz Mission
Ocean St
Water St
Soquel Ave
Capitola Rd
Brown Ranch Marketplace
Capitola Mall
Capitola
Bay Ave
Bay St
Santa Cruz
Broadway
Seabright Ave
Brommer St
Western Dr
Laurel St
Front
Pine St
7th Ave
Twin Lakes State Beach
30th Ave
41st Ave
King St
Mission St
Neary Lagoon Park
2nd St
E. Cliff Dr
Twin Lakes
17th Ave
Portola Dr
Santa Cruz Beach Boardwalk
Opal Cliffs
Natural Bridges State Beach
Lighthouse Field State Beach
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Scotts Valley, California	Cut-off Date Principal Balance		$26,954,272
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$154,909.61
Size (Rooms)	174	Percentage of Initial Pool Balance		2.2%
Total TTM Occupancy as of 1/31/2015	80.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 1/31/2015	80.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / 2011-2014	Mortgage Rate		4.66100%
Appraised Value	$39,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$10,036,833	Original Interest Only Period (Months)		NAP
Underwritten Expenses	$6,874,106
Underwritten Net Operating Income (NOI)	$3,162,727	Escrows
Underwritten Net Cash Flow (NCF)	$2,761,254		Upfront	Monthly
Cut-off Date LTV Ratio	69.1%	Taxes	$69,373	$34,686
Maturity Date LTV Ratio(1)	43.1%	Insurance	$26,724	$6,449
DSCR Based on Underwritten NOI / NCF	1.89x / 1.65x	FF&E(2)	$0	$16,599
Debt Yield Based on Underwritten NOI / NCF	11.7% / 10.2%	Other(3)	$6,575,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,020,000	58.1%	Purchase Price	$38,613,000	83.0%
Principal’s New Cash Contribution	14,385,265	30.9	Reserves	6,671,097	14.3
PIP Credit from Seller	5,121,000	11.0	Closing Costs	1,242,168	2.7
Total Sources	$46,526,265	100.0%	Total Uses	$46,526,265	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $51,000,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 56.3%.  See “—Appraisal” below.

(2)
On each monthly due date up to and including the due date in March 2017, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 2% of annual gross revenue, initially equal to $16,599. On each monthly due date beginning in April 2017, the borrower is required to fund the FF&E reserve in an amount equal to one-twelfth of 4% of annual gross revenue.

(3)	Other reserves represent a $6,275,000 PIP reserve and a $300,000 seasonality reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Hilton Scotts Valley Loan”) is evidenced by a note in the original principal amount of $27,020,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 174-room full service hotel located in Scotts Valley, California (the “Hilton Scotts Valley Property”).  The Hilton Scotts Valley Loan was originated by Starwood Mortgage Capital LLC and subsequently acquired by Starwood Mortgage Funding I LLC. The Hilton Scotts Valley Loan was originated on March 6, 2015 and represents approximately 2.2% of the Initial Pool Balance. The note evidencing the Hilton Scotts Valley Loan has an outstanding principal balance as of the Cut-off Date of $26,954,272 and has an interest rate of 4.66100% per annum.  The proceeds of the Hilton Scotts Valley Loan were primarily used to acquire the Hilton Scotts Valley Property and fund reserves and other costs in connection with the origination of the Hilton Scotts Valley Loan.

The Hilton Scotts Valley Loan had an initial term of 120 months and has a remaining term of 118 months. The Hilton Scotts Valley Loan requires payments of interest and principal based on a 30-year amortization schedule. The Hilton Scotts Valley Loan is scheduled to mature on March 6, 2025.  Voluntary prepayment of the Hilton Scotts Valley Loan is permitted on or after the due date in November 2024. Defeasance of the Hilton Scotts Valley Loan with direct, non-callable obligations of the United States of America is permitted at any time after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Hilton Scotts Valley Property is a 174-room full service hotel located in Scotts Valley, California that was originally constructed in 1999. On-site amenities include a restaurant, approximately 7,800 SF of meeting space, an outdoor pool and whirlpool, a fitness center, laundry facilities and a business center. The Hilton Scotts Valley Property is a six-story U-shaped building. The Hilton Scotts Valley Property is located approximately five miles north of Santa Cruz and approximately 20 miles south of Silicon Valley. The Hilton Scotts Valley Property’s local area benefits from a less than five mile proximity to national and international technology companies such as Plantronics, Seagate and BRG Sports. The surrounding area is known for watersports and beaches, the Santa Cruz Beach Boardwalk and over 80 miles of hiking trails in the Big Basin Redwoods State Park.

The Hilton Scotts Valley Property is in the midst of a substantive property improvement plan (the “Hilton Scotts Valley Property Improvement Plan”), of which approximately $1,000,000 of work has been completed. The remaining work related to the Hilton Scotts Valley Property Improvement Plan is estimated to be approximately

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

$6,275,000, with $4,982,000 budgeted to improve guestrooms and $1,293,000 budgeted for updating public spaces. The borrower was required to escrow $6,275,000 at the origination of the Hilton Scotts Valley Loan. The Hilton Scotts Valley Property Improvement Plan started in December 2013 and the majority of the work is expected to be completed within the next 12 months as required by Hilton Worldwide.

The following table presents certain information relating to the 2014 market mix with respect to the Hilton Scotts Valley Property, as provided in the appraisal for the Hilton Scotts Valley Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Hilton Scotts Valley	25.0%	45.0%	30.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM December 2014 penetration rates relating to the Hilton Scotts Valley Property and various market segments, as provided in a January 2015 travel research report:

TTM Through 12/31/2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hilton Scotts Valley	120.3%	74.9%	90.2%

(1)	Source: January 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Scotts Valley Property:

Hilton Scotts Valley(1)
	2012	2013	2014	TTM 1/31/2015(1)	Underwritten
Occupancy(2)	67.8%	75.1%	80.2%	80.7%	80.7%
ADR	$138.87	$143.21	$153.53	$154.49	$154.49
RevPAR	$94.15	$107.51	$123.18	$124.74	$124.74

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hilton Scotts Valley Property.

Cash Flow Analysis(1)

	2012	2013	2014	TTM 1/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$5,995,802	$6,828,219	$7,823,168	$7,922,220	$7,922,220	$45,530
Food & Beverage Revenue	1,477,055	1,823,670	2,018,622	1,995,967	1,995,967	11,471
Other Departmental Revenue(2)	91,704	94,806	117,492	118,647	118,647	682
Total Revenue	$7,564,561	$8,746,695	$9,959,283	$10,036,833	$10,036,833	$57,683

Room Expense	$1,584,814	$1,601,887	$1,877,330	$1,898,610	$1,898,610	$10,912
Food & Beverage Expense	1,136,368	1,373,952	1,524,864	1,521,898	1,521,898	8,747
Other Expense	21,839	24,059	29,137	28,972	28,972	167
Total Departmental Expense	$2,743,020	$2,999,898	$3,431,330	$3,449,480	$3,449,480	$19,825
Total Undistributed Expense	2,422,948	2,641,315	2,876,773	2,921,241	2,931,101	16,845
Total Fixed Charges	225,558	226,044	209,210	209,210	493,525	2,836
Total Operating Expenses	$5,391,526	$5,867,256	$6,517,313	$6,579,930	$6,874,106	$39,506

Net Operating Income	$2,173,035	$2,879,439	$3,441,970	$3,456,903	$3,162,727	$18,177
FF&E	302,582	349,868	398,371	401,473	401,473	2,307
Net Cash Flow	$1,870,453	$2,529,571	$3,043,598	$3,055,430	$2,761,254	$15,869

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other departmental revenue consists of sundries, telephone, laundry, pet fees, postage and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

■
Appraisal.  According to the appraisal, the Hilton Scotts Valley Property had an “as-is” appraised value of $39,000,000 as of an effective date of February 1, 2015 and is expected to have an “as stabilized” appraised value of $51,000,000 as of an effective date of February 1, 2018. The difference in the “as-is” and “as stabilized” appraised values can be attributed to the PIP renovation anticipated to take place at the Hilton Scotts Valley Property.

■	Environmental Matters. According to a Phase I environmental report, dated November 3, 2014, there are no recognized environmental conditions or recommendations for further action.

■
Market Overview and Competition.  The Hilton Scotts Valley Property is located on La Madrona Drive in Scotts Valley, five miles north of Santa Cruz and 20 miles south of Silicon Valley. The Hilton Scotts Valley Property’s competitive set has an average occupancy of 66.3%, ADR of $206.53 and RevPAR of $136.83 as of the TTM December 2014.

The following table presents certain information relating to the primary competition for the Hilton Scotts Valley Property:
Property	Number of Rooms	Year Built	Estimated TTM 12/31/2014 Occupancy	Estimated TTM 12/31/2014 ADR (1)	Estimated TTM 12/31/2014 RevPAR
Hilton Scotts Valley	174	1999	80%	$153.53	$123.18
Hotel Paradox	170	1969	68%	$185.00	$125.80
Santa Cruz Dream Inn	165	1966	63%	$275.00	$173.25
Chaminade Resort and Spa	156	1929	60%	$220.00	$132.00
Holiday Inn Express & Suites Santa Cruz	100	2009	78%	$135.00	$105.30

Source: Appraisal.

■
The Borrower.  The borrower is A7PP HSV LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Scotts Valley Loan.  The borrower of the Hilton Scotts Valley Loan is indirectly owned, in part, by Craig A. Spencer, who is the non-recourse carve-out guarantor under the Hilton Scotts Valley Loan.

■
Escrows.  On the origination date, the borrower funded escrow reserves in the amount of (i) $6,275,000 in connection with the Hilton Scotts Valley Property Improvement Plan (see “—The Mortgaged Property” above), (ii) $300,000 for a seasonality reserve, (iii) $69,373 for real estate taxes and (iv) $26,724 for certain insurance expenses.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period; (ii) a reserve for FF&E and other capital improvements in an amount equal to one-twelfth of 2% of the annual gross revenue for the Hilton Scotts Valley Property up to and including the due date in March 2017 and, beginning on the due date in April 2017, in an amount equal to one-twelfth of 4% of the annual gross revenue for the Hilton Scotts Valley Property; and (iii) so long as the funds therein are below the cap of $300,000, in the months of May, June, July and August of each year, an amount equal to $75,000 into the seasonality reserve, which can be used to cover debt service payments on the due dates in November, December and January of each year. The seasonality reserve will be terminated and the balance released to the borrower if the Hilton Scotts Valley Property has generated cash flows sufficient to maintain a debt service coverage ratio (based on the trailing 12 calendar months and as determined by lender) of at least 1.00x for every calendar month for two consecutive calendar years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

■
Lockbox and Cash Management.  The Hilton Scotts Valley Loan is structured with a hard lockbox and springing cash management. Following the occurrence of a Hilton Scotts Valley Sweep Event, funds on deposit in the lockbox account are required to be transferred on a daily basis to a lender-controlled cash management account.  On each due date during a Hilton Scotts Valley Sweep Event, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, fund required reserves and pay operating expenses, and all remaining amounts will be deposited in the excess cash flow reserve account and held as additional collateral for the Hilton Scotts Valley Loan.

A “Hilton Scotts Valley Sweep Event” means any period commencing (i) upon the occurrence of an event of default under the Hilton Scotts Valley Loan and continuing until cured, (ii) upon the debt service coverage ratio of the Hilton Scotts Valley Property (based on the trailing 12 calendar months and as determined by lender) being at any time less than 1.15x and continuing until it is at least equal to 1.20x for two consecutive calendar quarters or (iii) upon (a) the occurrence of an event of default beyond any applicable cure period under the franchise agreement with Hilton Worldwide that permits the franchisor to cancel or terminate the franchise agreement and continuing until cured, (b) the borrower or franchisor delivers notice of its intent to terminate the franchise agreement and continuing until such notice is withdrawn, (c) the borrower or franchisor terminates the franchise agreement or (d) the expiration of the franchise agreement, with respect to each of subclause (a), (b), (c) and (d) of this clause (iii) until the execution and delivery of, and subsequent commencement of the term under, a replacement franchise agreement between the borrower and a replacement franchisor reasonably acceptable to the lender.

■
Property Management.  The Hilton Scotts Valley Property is currently managed by Merritt Hospitality, LLC.  Under the loan documents, Merritt Hospitality, LLC cannot be replaced as manager by the borrower, except with a management company meeting certain criteria specified in the loan documents. The lender may require the borrower to replace Merritt Hospitality, LLC as manager (i) if there is a material default by Merritt Hospitality, LLC under the management agreement, (ii) if Merritt Hospitality, LLC files a bankruptcy petition or a similar event occurs, (iii) during an event of default under the Hilton Scotts Valley Loan or (iv) if at any time Merritt Hospitality, LLC has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■
Mezzanine or Subordinate Indebtedness. At the origination of the Hilton Scotts Valley Loan, two of the borrower’s affiliates, Arden Real Estate Partners II, L.P. and Arden Opportunity Fund II, L.P. (such affiliates, “AREP II” and “Arden Opportunity Fund”, and together, the “Hilton Scotts Valley Affiliate Lenders”), structured their equity investment for tax purposes in the Hilton Scotts Valley Property in the form of a mezzanine loan to the sole member of the borrower (the “Hilton Scotts Valley Sole Member”) in the amount of $8,306,923.88. The Hilton Scotts Valley Affiliate Lenders and the lender under the Hilton Scotts Valley Loan have entered into a subordination and standstill agreement pursuant to which, among other things, (i) monthly payments in respect of the mezzanine loan are permitted only after the application of all monthly payments (including the funding of reserves) required under the Hilton Scotts Valley Loan and any other expenses of ownership and operation of the Hilton Scotts Valley Property and (ii) the Hilton Scotts Valley Affiliate Lenders have agreed not to exercise any remedies against the borrowers under the mezzanine loan and the Hilton Scotts Valley Loan while the Hilton Scotts Valley Loan remains outstanding.  So long as no event of default has occurred and is continuing, the Hilton Scotts Valley Affiliate Lenders may convert their mezzanine loan into direct interests in the Hilton Scotts Valley Sole Member through a transfer of the direct interests in the Hilton Scotts Valley Sole Member that results in AREP II’s ownership of at least 49% of the direct interests in the Hilton Scotts Valley Sole Member and Arden Opportunity Fund’s ownership of at least 7% of the direct interests in the Hilton Scotts Valley Sole Member and satisfies certain conditions, including, but not limited to, the termination or release of the related mezzanine loan and delivery of a substantive non-consolidation opinion. In connection with such a transfer, the Hilton Scotts Valley Loan documents permit the replacement of the existing guarantor thereunder with AREP II, provided that, among other things, AREP II complies with certain financial covenants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HILTON SCOTTS VALLEY

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hilton Scotts Valley Property, plus 18 months of business interruption coverage in an amount equal to 100% of the projected gross revenue (on an actual loss sustained basis) from the Hilton Scotts Valley Property for such period.  The terrorism insurance is required to contain a deductible that is reasonably acceptable to the lender.  See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

311 CALIFORNIA STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

CARTIFACT
311 California Street
311 California Street
San Francisco, CA 94104
Chinatown
Nob Hill
North Financial District
Union Square
South Financial District
SoMa
Mid-Market
South Beach
CABLE CAR
CABLE CAR
BART
MUNI
MUNI
JACKSON ST
WASHINGTON ST
CLAY ST
SACRAMENTO ST
CALIFORNIA ST
PINE ST
BUSH ST
SUTTER ST
POST ST
GEARY ST
O'FARRELL ST
ELLIS ST
EDDY ST
MARKET ST
MISSION ST
HOWARD ST
FOLSOM ST
HARRISON ST
BRYANT ST
BRANNAN ST
TOWNSEND ST
THE EMBARCADERO
80
80
Oakland
San Francisco
Daly City
Alameda
San Leandro
San Lorenzo
Hayward
Danville
Dublin
Pleasanton
San Francisco Bay
Pacifica
Millbrae
San Mateo
Montara
Belmont
Half Moon Bay
Redwood City
Union City
Sunol
Fremont
Newark
Palo Alto
Milpitas
Mountain View
Sunnyvale
Santa Clara
San Jose
Cupertino
Campbell
Saratoga
Los Gatos
San Gregorio
Pescadero
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance	$25,000,000
Property Type	Office/Retail	Cut-off Date Principal Balance per SF	$280.28
Size (SF)	89,196	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/28/2015	85.7%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 2/28/2015	85.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1910 / 2014	Mortgage Rate	3.92000%
Appraised Value	$51,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120

Underwritten Revenues	$3,281,700
Underwritten Expenses	$1,217,713	Escrows
Underwritten Net Operating Income (NOI)	$2,063,988	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,903,220	Taxes	$213,045	$30,435
Cut-off Date LTV Ratio	48.5%	Insurance	$2,548	$2,548
Maturity Date LTV Ratio	48.5%	Replacement Reserve	$90,000	$1,486
DSCR Based on Underwritten NOI / NCF	2.08x / 1.92x	TI/LC(2)	$200,000	$11,892
Debt Yield Based on Underwritten NOI / NCF	8.3% / 7.6%	Other(3)	$405,060	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	99.8%	Loan Payoff	$17,796,667	71.0%
Other Sources	50,000	0.2	Principal Equity Distribution	6,063,020	24.2
Reserves	910,653	3.6
Closing Costs	279,660	1.1
Total Sources	$25,050,000	100.0%	Total Uses	$25,050,000	100.0%

(1)	The indirect owners of the borrower are also the indirect owners of the borrowers for the 1035 Market Street Loan and the Ocean Dorado Loan.
(2)	The TI/LC reserve is capped at $500,000. See “— Escrows” below.
(3)	Other upfront reserves represent deferred maintenance reserve of $6,000 and a Roger Joseph Allowance reserve of $399,060 associated with the Rogers Joseph O’Donnell space. See “— Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “311 California Street Loan”) is evidenced by a note in the original principal amount of $25,000,000 and is secured by a first mortgage encumbering a mixed use, office and retail complex located in San Francisco, California (the “311 California Street Property”). The 311 California Street Loan was originated by Citigroup Global Markets Realty Corp. on April 1, 2015 and represents approximately 2.0% of the Initial Pool Balance. The note evidencing the 311 California Street Loan has an outstanding principal balance as of the Cut-off Date of $25,000,000 and accrues interest at an interest rate of 3.92000% per annum. The proceeds of the 311 California Street Loan were used to refinance existing debt on the 311 California Street Property, pay origination costs, fund reserves and return equity to the borrower.

The 311 California Street Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The 311 California Street Loan requires interest only payments on each due date through and including the scheduled maturity date occurring in April 2025. Voluntary prepayment of the 311 California Market Street Loan without prepayment premium is permitted on or after the due date in January 2025. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property. The 311 California Street Property is a multi-tenant, mid-rise mixed use building totaling 89,196 SF located on a 0.21-acre site in San Francisco, California known as the Robert Dollar Building.  The 311 California Street Property was built in 1910 and renovated throughout the years with the most recent renovation occurring in 2014. The 311 California Street Property contains 11 stories with ground level leased to four retail tenants. Retail tenants at the 311 California Street Property includes Wells Fargo Bank, N.A. (whose space is currently being subleased to San Francisco Credit Union), Taj Mey Corporation, San Francisco Soup Company and Newtree America, Inc.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

The following table presents certain information relating to the major tenants at the 311 California Street Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA		% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		Lease Expiration	Renewal / Extension Options
Rogers Joseph O’Donnell	NR/NR/NR	28,186	(2)	31.6%	$1,052,244	33.3%	$39.44	(2)	9/30/2021	NA
Wells Fargo Bank, N.A (SF FCU) (3)	AA-/A2/A+	2,589		2.9	226,175	7.2	87.36		4/30/2017	1, 4-year option and 1, 3-year option
Taj Mey Corporation	NR/NR/NR	3,502		3.9	188,321	6.0	53.78		7/31/2022	1, 5-year option
Quantum Capital	NR/NR/NR	4,336		4.9	169,104	5.4	39.00		8/31/2020	NA
San Francisco Soup Company	NR/NR/NR	2,486		2.8	168,767	5.3	67.89		7/31/2016	2, 5-year options
Groupe Insearch, Inc.	NR/NR/NR	3,500		3.9	144,525	4.6	41.29		7/31/2016	NA
Hitachi Consulting Corp.	NR/NR/NR	3,549		4.0	124,215	3.9	35.00		4/30/2017	1, 5-year option
St. Judes American Lebanese	NR/NR/NR	2,784		3.1	109,968	3.5	39.50		6/21/2018	NA
SM Farthington Ltd LLC(4)	NR/NR/NR	2,097		2.4	109,044	3.5	52.00		5/31/2018	NA
Crosscap Media Services	NR/NR/NR	2,062		2.3	107,224	3.4	52.00		5/31/2019	1, 5-year option
Ten Largest Owned Tenants		55,091		61.8%	$2,399,587	76.0%	$43.56
Remaining Owned Tenants		21,356		23.9	756,520	24.0	35.42
Vacant		12,749		14.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		89,196		100.0%	$3,156,107	100.0%	$41.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Rogers Joseph O’Donnell leases 1,879 SF of storage space at an UW Base Rent of $7.82 per SF in addition to 26,307 SF of office space. The $39.44 per SF in UW Base Rent shown above excludes the storage space. When including the storage space, the average UW Base Rent is $37.33 per SF.

(3)
The space was originally leased to Wachovia Bank, N.A. and was assumed by Wells Fargo Bank, N.A. via consolidation of the two companies. The space was subsequently subleased to San Francisco Federal Credit Union in August 2011. The terms under the lease and sublease are the same.

(4)	SM Farthington Ltd LLC, which is currently the property manager and an affiliate of the borrower, has an ongoing option to terminate its lease at any time.

The following table presents the lease rollover schedule at the 311 California Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	89	0.1%	0.1%	$1,476	0.0%	$16.58	1
2015	6,999	7.8	7.9%	214,812	6.8	30.69	3
2016	7,953	8.9	16.9%	408,128	12.9	51.32	4
2017	13,162	14.8	31.6%	622,670	19.7	47.31	6
2018	7,185	8.1	39.7%	318,916	10.1	44.39	4
2019	5,035	5.6	45.3%	180,436	5.7	35.84	2
2020	4,336	4.9	50.2%	169,104	5.4	39.00	1
2021	28,186	31.6	81.8%	1,052,244	33.3	37.33	1
2022	3,502	3.9	85.7%	188,321	6.0	53.78	1
2023	0	0.0	85.7%	0	0.0	0.00	0
2024	0	0.0	85.7%	0	0.0	0.00	0
2025	0	0.0	85.7%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	85.7%	0	0.0	0.00	0
Vacant	12,749	14.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	89,196	100.0%		$3,156,107	100.0%	$41.28	23

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

The following table presents certain information relating to historical leasing at the 311 California Street Property:

Historical Leased %(1)
2012	2013	2014	As of 2/28/2015(2)
86.8%	95.3%	94.7%	85.7%

(1)	As provided by the borrower and reflecting average occupancy for the specified year unless otherwise indicated.
(2)
The lease for Paradigm Healthcare Service, which occupied 9,758SF or 10.9% of the net rentable area, expired on March 31, 2015.  The rental income and occupancy associated with the space have been excluded in the underwritten base rent.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 311 California Street Property:

Cash Flow Analysis(1)

	2011	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$2,365,796	$2,482,709	$2,639,161	$2,774,857	$3,089,003	$34.63
Contractual Rent Steps(2)	0	0	0	0	67,104	0.75
Gross Up Vacancy	0	0	0	0	531,583	5.96
Total Rent	$2,365,796	$2,482,709	$2,639,161	$2,774,857	$3,687,690	$41.34
Total Reimbursables	125,190	173,606	227,979	285,450	121,784	1.37
Other Income	69,129	(199)	14	3,291	3,810	0.04
Vacancy & Credit Loss	0	0	0	0	(531,583)	(5.96)
Effective Gross Income	$2,560,115	$2,656,116	$2,867,154	$3,063,598	$3,281,700	$36.79

Real Estate Taxes	$262,159	$334,952	$341,136	$349,058	$354,785	$3.98
Insurance	28,486	37,770	45,671	58,296	29,120	0.33
Management Fee	76,803	79,683	86,015	91,908	98,451	1.10
Other Operating Expenses	656,386	690,987	731,792	722,959	735,356	8.24
Total Operating Expenses	$1,023,834	$1,143,392	$1,204,613	$1,222,221	$1,217,713	$13.65

Net Operating Income	$1,536,281	$1,512,724	$1,662,541	$1,841,377	$2,063,988	$23.14
TI/LC	0	0	0	0	142,928	1.60
Replacement Reserves	0	0	0	0	17,839	0.20
Net Cash Flow	$1,536,281	$1,512,724	$1,662,541	$1,841,377	$1,903,220	$21.34

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through March 1, 2016.

■	Appraisal. According to the appraisal, the 311 California Street Property had an “as-is” appraised value of $51,500,000 as of March 5, 2015.

■
Environmental Matters. Based on the Phase I environmental report dated March 12, 2015, there were no recommendations for further action for the 311 California Street Property other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the 311 California Street Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

■
Market Overview and Competition. The 311 California Street Property is located at the corner of California and Battery Streets in Downtown San Francisco, California within the Financial District submarket.  The building is accessible via public transportation and it is located approximately 0.6 miles from Interstate 80 and the Bay Bridge, which provides access to downtown and suburban San Francisco. The 311 California Street Property is located within a quarter mile from the Bay Area Rapid Transit and Muni Metro Station.  It is also located approximately 11 miles north of the San Francisco International Airport.

The 2014 population within the one-, three-, and five-mile radius of the 311 California Street Property are 87,282, 347,175, and 600,264, respectively. The average household income within the one-, three-, and five-mile radius are $83,828, $98,015, and $103,097, respectively.  According to a market research report, the Financial District submarket included approximately 29.6 million SF of office space.  During the fourth quarter in 2014, the Financial District submarket demonstrated a vacancy rate of 8.0% with an average asking rent of $52.05 per SF.

Based on recent lease comparables, the appraiser concluded to an average rental rate of $47.00 per SF for the office space and $75.00 per SF for the retail space.

Based on recent lease comparables, the appraiser concluded to an average rental rate of $47.00 per SF for the office space and $75.00 per SF for the retail space.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 311 California Street Property:

Office Lease Comparables(1)

	160 Pine Street	Stock Exchange Tower	350 Sansome Street	Pacific Bank Building	Merchants Exchange Building
Year Built	1956	1929	1952	1920	1903
Total GLA	95,000	68,000	115,481	136,791	265,363
Occupancy	100.0%	100.0%	90.0%	93.0%	99.0%
Tenant Name	Storefront Political Media	Resource Media	WiStone	Apex Systems	Room to Read
Size	4,968	2,607	1,712	3,316	13,521
Rent per SF	$48.00	$44.00	$49.50	$49.49	$47.00
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 311 California Street Property:

Retail Lease Comparables(1)

	225 Bush Street	665 Market Street	180 Montgomery Street	44 Montgomery Street
Year Built	1921	1909	1979	1966
Tenant Name	Target Express	Corner Bakery	Bank of the West	Union Bank
Size	18,000	3,975	6,060	4,152
Rent per SF	$55.00	$74.15	$70.00	$80.04
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

■
The Borrower. The borrower of the 311 California Street Loan is 311 California Street, LLC, a single-purpose, single-asset Delaware limited liability company.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 311 California Street Loan. The guarantor of the non-recourse carveouts is Scott J. Seligman, an individual. Scott J. Seligman is the President, Director and Chief Operating Officer of Seligman & Associates, Inc. which is a family owned investment company with properties throughout the western United States. Founded in 1954 by Irving Seligman (Scott’s father), the company participates in the development, acquisition and management of commercial and residential properties.

■
Escrows. In connection with the origination of the 311 California Street Loan, the borrower funded aggregate reserves of $910,653 with respect to the 311 California Street Property, comprised of (i) $213,045 for real estate taxes, (ii) 2,548 for insurance premiums, (iii) $6,000 for immediate repairs, (iv) $90,000 for replacement reserves, (v) $200,000 for tenant improvements and leasing commissions and (vi) $399,060 for unfunded obligations relating to the Rogers Joseph O’Donnell lease at the 311 California Street Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 311 California Street Property: (i) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing twelve months, and (ii) one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage afforded by the insurance policies. In addition, the borrower is required to escrow $1,486 ($0.20 per SF per year) for replacement reserves and (iv) $11,892 ($1.60 per SF per year) to fund a tenant improvement and leasing commissions rollover reserve with a reserve cap of $500,000.

■
Lockbox and Cash Management. The 311 California Street Loan requires a hard lockbox in the name of the borrower subject to the control of the lender, which is already in place. Pursuant to the 311 California Street Loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of the 311 California Street Loan.  So long as a 311 California Street Trigger Period is not then in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account.  Upon the first occurrence of a 311 California Street Trigger Period, the lender, on borrower’s behalf, will establish an eligible cash management account with the lender or the servicer. If a 311 California Street Trigger Period has occurred and is continuing, all funds in the lockbox account will be transferred on each business day to the cash management account, and the lender will apply funds on deposit in the cash management account to pay debt service, operating expenses of the 311 California Street Property and to fund required reserves in accordance with the 311 California Street Loan documents. Upon the expiration of any 311 California Street Trigger Period, any excess cash flow will be disbursed to the borrower with the remainder to be held as additional collateral for the 311 California Street Loan.

A “311 California Street Trigger Period” means the period (A) commencing upon the earliest of, (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.35x and (iii) the occurrence of Specified Tenant Trigger Period; and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any 311 California Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.40x for two consecutive calendar quarters and (z) with regard to any 311 California Street Trigger Period commenced in connection with clause (iii) above, such Specified Tenant Trigger Period ceasing to exist in accordance with the terms under the 311 California Street Loan documents. Notwithstanding the foregoing, a 311 California Street Trigger Period will not be deemed to expire in the event that a 311 California Street Trigger Period then exists for any other reason.

A “Specified Tenant” means (i) the tenant, Rogers Joseph O’Donnell or (ii) any replacement tenant of Rogers Joseph O’Donnell approved in accordance with the 311 California Street Loan documents.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) Specified Tenant being in monetary default under the its lease, (ii) Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or, to the extent the Specified Tenant is a retail tenant, “going dark”, (iii) Specified Tenant giving notice that it is terminating all or any portion of its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Specified Tenant and (vi) Specified Tenant failing to

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

311 CALIFORNIA STREET

extend or renew its lease on or prior to the applicable notice deadline for a minimum period of five years; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) demonstrating (i) the satisfaction of cure conditions as stated under the 311 California Street Loan documents or (ii) borrower re-leasing the entire space that was demised pursuant to the Specified Tenant’s lease to a new tenant (or series of new tenants) in accordance with the applicable terms and conditions as depicted under the 311 California Street Loan documents, the applicable new tenant (or series of tenants) under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease.

■
Property Management. The 311 California Street Property is currently managed by S.M. Farthington Ltd., LLC, d/b/a Seligman Western Enterprises, Ltd. II, an affiliate of the borrower. Under the 311 California Street Loan documents, the lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 311 California Street Trigger Period under the 311 California Street Property Loan, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■
Mezzanine or Subordinate Indebtedness.  The 311 California Street Loan Documents permit a constituent owner of the 311 California Street Borrower (the “311 California Street Mezzanine Borrower”) to incur mezzanine financing (the “Permitted Mezzanine Loan”) secured by a pledge of the 311 California Street Mezzanine Borrower’s interest in the 311 California Street Borrower if, among other conditions: (a) no event of default is ongoing, (b) the combined debt service coverage ratio of the 311 California Street Loan and the Permitted Mezzanine Loan equals or exceeds 1.25x at the time of origination of the Permitted Mezzanine Loan, (c) the combined debt yield of the 311 California Street Loan and the Permitted Mezzanine Loan equals or exceeds 8.0% at the time of origination of the Permitted Mezzanine Loan, (d) the combined loan to value ratio of the 311 California Street Loan and the Permitted Mezzanine Loan does not exceed 75% at the time of origination of the Permitted Mezzanine Loan, (e) the lender pursuant to the Permitted Mezzanine Loan (the “Permitted Mezzanine Lender”) meets certain requirements as set forth in the 311 California Street Loan Documents, (f) the lender and Permitted Mezzanine Lender enter into an intercreditor agreement in form and substance acceptable to lender and the rating agencies (g) at lender’s option, the 311 California Street Borrower delivers a rating agency confirmation relating to the Permitted Mezzanine Loan and (h) the loan term (including any extension terms) of the Permitted Mezzanine Loan is coterminous with or longer than the term of the 311 California Street Loan. The interest rate under the Permitted Mezzanine Loan may be a fixed or floating rate; provided, however, to the extent the Permitted Mezzanine Loan is a floating rate loan, the 311 California Street Mezzanine Borrower will be required to purchase an interest rate cap with a strike rate such that the combined debt service coverage ratio of the 311 California Street Loan and the Permitted Mezzanine Loan equals or exceeds 1.25x at the time of origination of the Permitted Mezzanine Loan.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 311 California Street Property, covering no less than 18 months of business interruption coverage as calculated under the loan documents in an amount equal to 100% of the projected gross income from the 311 California Street Property (on an actual loss sustained basis) for a period continuing until the restoration of the 311 California Street Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000 for terrorism-related claims. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

Kroger
FOOD & DRUG

Payless ShoeSource
GameStop

SHOPPERS WORLD
Citi Trends

Rainbow
juniors • shoes • kids • plus sizes

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

Northern Lights
Shopping Center
3349-3561 Cleveland Avenue
Columbus, OH 43224
Worthington
Riverlea
Minerva Park
Clintonville
North Linden
Columbus
Northeast
Olentangy River Road
South Linden
Weinland Park
North Central
Victorian Village
Italian Village
Near East
Downtown
Bexley
Ohio State University
Ohio Stadium
Ohio State University Medical Center
Lennox Town Center
Nationwide Arena
Columbus State Community College
Ohio Dominican University
Port Columbus International Airport
Easton Market
Easton Town Center
Giant Eagle Center
Worthington Square Mall
Continent Mall Shopping Mall
Shapter Shopping Center
Granville Shopping Center
Karl Plaza Shopping Center
Graceland Shopping Center
Ohio School For The Deaf
The Patio Shops Shopping Center
Fountain Sqaure Shopping Center
Morse Center Shopping Center
Northland Performing Arts Center
Anheuser-Busch Sports Park
Riverside Methodist Hospital
Powell
Westerville
Dublin
Worthington
New Albany
Hilliard
Upper Arlington
Gahanna
Columbus
Bexley
Whitehall
Reynoldsburg
Lincoln Village
Brice
Obetz
Pickerington
Grove City
Groveport
Canal Winchester
Lockbourne
Orient
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Columbus, Ohio	Cut-off Date Principal Balance	$25,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$73.13
Size (SF)	341,853	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 3/26/2015(1)	81.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/26/2015(1)	81.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1954-1983 / 2000	Mortgage Rate	3.84000%
Appraised Value	$37,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$4,147,788
Underwritten Expenses	$1,580,957	Escrows
Underwritten Net Operating Income (NOI)	$2,566,831	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,289,930	Taxes	$407,840	$67,973
Cut-off Date LTV Ratio	66.7%	Insurance	$0	$3,053
Maturity Date LTV Ratio	52.7%	Replacement Reserves(2)	$0	$8,823
DSCR Based on Underwritten NOI / NCF	1.83x / 1.63x	TI/LC(3)	$0	$14,244
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.2%	Other(4)	$1,915,813	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	99.8%	Loan Payoff	$22,170,533	88.5%
Other Sources	49,800	0.2	Reserves	2,323,652	9.3
Closing Costs	360,203	1.4
Principal Equity Distribution	195,412	0.8
Total Sources	$25,049,800	100.0%	Total Uses	$25,049,800	100.0%

(1)
The Northern Lights Shopping Center Property was 92.7% physically occupied as of March 26, 2015.  The underwritten occupancy, which is calculated by excluding the Sears Outlet and four month-to-month tenants (Radio Shack, Adobe Lounge, Ind. Labor Staffing and NL Variety), is 81.2%.  The Sears Outlet lease expires in October 2015.

(2)
The monthly replacement reserve of $8,823 will be funded from the origination date of the Northern Lights Shopping Center Loan through and including the due date occurring in December, 2021.  Thereafter, the replacement reserve deposit is required to be $4,276 per month capped at $211,749 and replenished as used.

(3)	TI/LC reserve funds are capped at $341,853 and replenished if used.
(4)
The other upfront reserves of $1,915,813 represent (i) $1,240,813 for deferred maintenance consisting primarily of parking lot, roof membrane and sidewalk repairs, (ii) $350,000 relating to the Shoppers World lease and termination option and (iii) $325,000 for Sears space leasing reserve funds.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Northern Lights Shopping Center Loan”) is evidenced by a note in the original principal amount of $25,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail shopping center located in Columbus, Ohio (the “Northern Lights Shopping Center Property”). The Northern Lights Shopping Center Loan was originated by Citigroup Global Markets Realty Corp. on April 27, 2015. The Northern Lights Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $25,000,000, which represents approximately 2.0% of the Initial Pool Balance, and accrues interest at an interest rate of 3.84000% per annum. The proceeds of the Northern Lights Shopping Center Loan were primarily used to refinance the Northern Lights Shopping Center Property.

The Northern Lights Shopping Center Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires payments of principal and interest throughout the term of the Northern Lights Shopping Center Loan.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.  Voluntary prepayment of the Northern Lights Shopping Center Loan, without prepayment premium or yield maintenance charge, is permitted on or after the due date in February 2025.

■
The Mortgaged Property.  The Northern Lights Shopping Center Property is a 341,853 SF anchored retail shopping center located in Columbus, Ohio. The Northern Lights Shopping Center Property was constructed in stages between 1954 and 1983 and renovated in 2000. The Northern Lights Shopping Center Property consists of seven, single-story buildings situated on four parcels totaling approximately 43.7 acres. The Northern Lights Shopping Center Property is anchored by Kroger with other large tenants consisting of Shoppers World, Rainbow Store, Ohio Thrift Store, Citi Trends and the Family Dollar Store. Outparcel tenants at the Northern Lights Shopping Center Property, include, McDonalds, Wendy’s, Fifth Third Bank, Popeye’s Chicken and Tim Horton’s. Additionally, there is a Kroger fuel station located at the Northern Lights Shopping Center Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

The Kroger at the Northern Lights Shopping Center Property occupies 58,974 SF and reported sales of $516 per SF as of year-end 2014 which results in a 2.6% occupancy cost. The Kroger at the Northern Lights Shopping Center Property includes a full pharmacy and fuel station. As of March 26, 2015, the Northern Lights Shopping Center Property had a 92.7% physical occupancy with an 81.2% underwritten occupancy due to the Sears Outlet (lease expires in October 2015) and four month-to-month tenants (Radio Shack, Adobe Lounge, Ind. Labor Staffing and NL Variety) being marked as vacant for underwriting purposes.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Northern Lights Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Kroger	BBB / Baa2 / BBB	58,974	17.3%	$574,338	18.2%	$9.74	2/28/2019	$516	2.6%	5, 5-year options
Shoppers World	NR / NR / NR	40,805	11.9	350,000	11.1	8.58	6/30/2022	$94	9.1%	2, 5-year options
Rainbow Store	NR / NR / NR	25,211	7.4	226,800	7.2	9.00	1/31/2017	$49	25.7%	3, 5-year options
Brightside Academy	NR / NR / NR	10,000	2.9	112,500	3.6	11.25	5/31/2019	NA	NA	2, 5-year options
Citi Trends Store	NR / NR / NR	14,755	4.3	104,954	3.3	7.11	11/30/2016	$119	9.0%	2, 5-year options
Ohio Thrift Stores	NR / NR / NR	16,000	4.7	104,000	3.3	6.50	10/31/2018	NA	NA	NA
City Gear	NR / NR / NR	9,438	2.8	84,906	2.7	9.00	1/31/2018	$173	8.1%	NA
Family Dollar Store	NR / Baa3 / BBB-	11,139	3.3	83,320	2.6	7.48	12/31/2018	$227	4.5%	NA
Hair Joy Beauty Supply	NR / NR / NR	9,000	2.6	83,250	2.6	9.25	6/30/2019	NA	NA	NA
Payless Shoesource	NR / NR / NR	4,500	1.3	81,000	2.6	18.00	3/31/2018	$151	14.3%	1, 5-year option
Ten Largest Owned Tenants		199,822	58.5%	$1,805,068	57.1%	$9.03
Remaining Owned Tenants		77,832	22.8	1,356,850	42.9	17.43
Vacant Spaces (Owned Space)(3)		64,199	18.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		341,853	100.0%	$3,161,918	100.0%	$11.39

(1)
The five ground lease outparcels are excluded from the total SF.  The five ground lease outparcels include Fifth Third Bank, McDonalds, Popeye Chicken Biscuits, Wendy’s and Tim Hortons, and the underwritten base rent (annual) for the outparcel tenants is $91,514, $75,000, $70,334, $67,000 and $49,173, respectively.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)
The Northern Lights Shopping Center Property was 92.7% physically occupied as of March 26, 2015.  The underwritten occupancy, which is calculated by excluding the Sears Outlet and four month-to-month tenants (Radio Shack, Adobe Lounge, Ind. Labor Staffing and NL Variety), is 81.2%. The Sears Outlet lease expires in October 2015.

The following table presents certain information relating to the lease rollover schedule at the Northern Lights Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(3)	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	1,500	0.4	0.4%	18,240	0.6	12.16	1
2016	41,056	12.0	12.4%	447,318	14.1	10.90	8
2017	41,871	12.2	24.7%	515,241	16.3	12.31	7
2018	55,575	16.3	41.0%	641,752	20.3	11.55	10
2019	85,460	25.0	66.0%	868,854	27.5	10.17	8
2020	6,200	1.8	67.8%	96,422	3.0	15.55	2
2021	0	0.0	67.8%	0	0.0	0.00	0
2022	40,805	11.9	79.7%	350,000	11.1	8.58	1
2023	5,187	1.5	81.2%	132,578	4.2	25.56	2
2024	0	0.0	81.2%	0	0.0	0.00	0
2025	0	0.0	81.2%	91,514	2.9	91,514.00	1
2026 & Thereafter	0	0.0	81.2%	0	0.0	0.00	0
Vacant(3)	64,199	18.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	341,853	100.0%		$3,161,918	100.0%	$11.39	40

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
The five ground lease outparcels are excluded from the total SF.  The five ground lease outparcels include, Fifth Third Bank McDonalds, Popeye Chicken Biscuits, Wendy’s and Tim Hortons, and the underwritten base rent (annual) for the outparcel tenants is $91,514, $75,000, $70,334, $67,000 and $49,173, respectively.

(3)
The Northern Lights Shopping Center Property was 92.7% physically occupied as of March 26, 2015.  The underwritten occupancy, which is calculated by excluding the Sears Outlet and four month-to-month tenants (Radio Shack, Adobe Lounge, Ind. Labor Staffing and NL Variety), is 81.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

The following table presents certain information relating to historical leasing at the Northern Lights Shopping Center Property:

Historical Leased %(1)
	2011	2012	2013	2014	As of 3/26/2015(2)
Owned Space	91.6%	91.5%	92.6%	90.3%	81.2%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.
(2)
The Northern Lights Shopping Center Property was 92.7% physically occupied as of March 26, 2015.  The underwritten occupancy, which is calculated by excluding the Sears Outlet and four month-to-month tenants (Radio Shack, Adobe Lounge, Ind. Labor Staffing and NL Variety), is 81.2%.  The Sears Outlet lease expires in October 2015.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Northern Lights Shopping Center Property:

Cash Flow Analysis(1)
	2011	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$2,963,278	$3,274,061	$3,316,968	$3,468,489	$3,117,009	$9.12
Contractual Rent Steps(2)	0	0	0	0	44,909	0.13
Percentage Rent	19,085	24,051	23,843	19,322	19,322	0.06
Gross Up Vacancy	0	0	0	0	876,623	2.56
Total Rent	$2,982,363	$3,298,112	$3,340,811	$3,487,811	$4,057,863	$11.87
Total Reimbursables	812,150	948,040	928,644	1,217,773	905,019	2.65
Other Income(3)	58,220	58,692	65,604	61,529	61,529	0.18
Vacancy & Credit Loss	(39,902)	(6,000)	0	0	(876,623)	(2.56)
Effective Gross Income	$3,812,831	$4,298,844	$4,335,059	$4,767,113	$4,147,788	$12.13

Real Estate Taxes	734,722	772,577	773,828	1,025,211	$827,604	$2.42
Insurance	58,949	32,871	39,741	42,077	34,896	0.10
Management Fee	160,568	170,829	177,133	191,085	165,912	0.49
Other Operating Expenses	488,255	540,652	502,772	614,299	552,546	1.62
Total Operating Expenses	$1,442,494	$1,516,930	$1,493,474	$1,872,671	$1,580,957	$4.62

Net Operating Income	$2,370,338	$2,781,914	$2,841,585	$2,894,443	$2,566,831	$7.51
TI/LC	0	0	0	0	170,927	0.50
Capital Expenditures	0	0	0	0	105,974	0.31
Net Cash Flow	$2,370,338	$2,781,914	$2,841,585	$2,894,443	$2,289,930	$6.70

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps were underwritten based upon the terms of the leases through December 31, 2015.
(3)	Other income includes tenant charges and miscellaneous income.

■	Appraisal. According to the appraisal, the Northern Lights Shopping Center Property had an “as-is” appraised value of $37,500,000 as of an effective date of March 17, 2015.

■
Environmental Matters.  Based on a Phase I environmental report dated March 26, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action at the Northern Lights Shopping Center Property.

■
Market Overview and Competition.  The Northern Lights Shopping Center Property is an anchored retail shopping center located in Columbus, Ohio. The Northern Lights Shopping Center is located five miles northeast of the Columbus central business district, 100 miles northeast of Cincinnati and 125 miles southwest of Cleveland.  The Columbus metropolitan statistical area has an unemployment rate as of 2014 of 4.6% which is below both that of Ohio (5.7%) and the national unemployment rate (6.2%). The largest employers are found within the government services and trade/transportation/utilities sectors. The Columbus metropolitan statistical area’s three largest employers are Ohio State University, the State of Ohio and JP Morgan Chase Bank.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

Per the appraisal, the Columbus metropolitan statistical area is primarily dependent upon automobiles as the main mode of transportation through the area with a road network providing access into and/or through the Columbus central business district.  The Central Ohio Transit Authority has developed multiple bus routes that connect the central business district with the outlying areas within the metropolitan statistical area. The Port Columbus International Airport is located seven miles east of the central business district. According to the appraisal, the area around the Northern Lights Shopping Center Property is nearly fully developed with land uses in the immediate area consisting of single-family residential properties, multi-family properties, retail properties and institutional uses. Per the appraisal, the estimated population, at year-end 2015, within a one-, three- and five-mile radius will be 15,891, 133,691 and 335,279, respectively. For 2015, the average household income, within a one-, three- and five-mile radius, is projected to be $40,820, $49,083 and $56,240, respectively.

According to a third-party report, the Northern Lights Shopping Center Property is part of the North Central submarket of Columbus, Ohio. The total retail SF for the North Central submarket is approximately 12.8 million SF in 1,349 buildings. The North Central submarket has a vacancy rate of 2.2%, an average rental rate of $13.30 per SF and positive net absorption of 71,165 SF.

The following table presents certain information relating to the primary competition for the Northern Lights Shopping Center Property:

Competitive Set(1)
	Northern Lights Shopping Center	Amos Shopping Center	Cleveland-Innis Plaza	Fountain Square Shopping Center
Distance from Subject	-	164 feet (across the street)	112 feet (across the street)	1.6 miles
Property Type	Retail Anchored	Neighborhood Shopping Center	Neighborhood Shopping Center	Neighborhood Shopping Center
Year Built / Renovated	1954-1983 / 2000	1962	1989	1979
Total GLA	341,853	104,619	42,097	53,027
Total Occupancy	81.2%	100.0%	96.2%	97.0%
Rent per SF	$9.25(2)	$6.50 - $10.50	$12.00 - $15.00	$6.11 - $13.00
Anchors	Kroger	Save-A-Lot Foods	Dollar General
	Morse & Maize Shopping Center	Sunbury Plaza	Morse Center	Northtowne Center
Distance from Subject	2.9 miles	5.7 miles	1.8 miles	1.9 miles
Property Type	Neighborhood Shopping Center	Neighborhood Shopping Center	Community Shopping Center	Community Shopping Center
Year Built / Renovated	1985	1984	1979	1969
Total GLA	81,384	123,042	218,500	207,900
Total Occupancy	94.6%	96.0%	100.0%	100.0%
Rent per SF	$10.75 - $14.00	$8.00 - $16.00	$6.00 - $12.00	$8.00 - $15.20
Anchors		Kroger	Big Lots, Goodwill, Roses, Guitar Center	Old Time Pottery Barn, Aldi

(1)	Source: Appraisal.
(2)	Represents underwritten rent per SF for the Northern Lights Shopping Center Property.

■
The Borrower.  The borrower is Northern Lights Improvements, LLC, a single-purpose, single-asset entity controlled by Adam Ifshin. Adam Ifshin owns a total of 11.9% of the direct and indirect interests in the borrower, with no other individual owning more than 10.625% of the direct or indirect interests in the borrower. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Northern Lights Shopping Center Loan.

The carveout guarantor for the Northern Lights Shopping Center Loan is Adam Ifshin who is the President and CEO of DLC Management Corporation. Adam Ifshin co-founded DLC Management Corp. in 1991. DLC Management Corporation is a national owner and operator of commercial real estate, with a focus on open-air retail space. The firm currently operates a portfolio of 104 assets totaling 16.6 million square feet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

■
Escrows.  In connection with the origination of the Northern Lights Shopping Center Loan, the borrower funded aggregate reserves of $2,323,652 with respect to the Northern Lights Shopping Center Property, comprised of (i) $407,840 for real estate taxes, (ii) $1,240,813 for deferred maintenance costs consisting primarily of parking lot, roof membrane and sidewalk repairs, (iii) $350,000 to be disbursed so long as no event of default is continuing, upon lender’s receipt of evidence that the lease termination option of Shoppers World has expired and such lease is in full force and effect with the tenant in actual physical occupancy, and (iv) $325,000 for tenant improvements and leasing commissions relating to the space leased to Sears as of April 27, 2015.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Northern Lights Shopping Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Northern Lights Shopping Center Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a replacement reserve in the amount of (x) $8,823 commencing on the due date in June 2015 through and including due date in December 2021 and (y) $4,276 on each due date commencing on the due date in January 2021 and thereafter, subject to a cap on and after January 2012 of $211,749 and (iv) a tenant improvement and leasing commission reserve in the amount of $14,244, subject to a cap of $341,853.

■
Lockbox and Cash Management.  The Northern Lights Shopping Center Loan documents require a hard lockbox with springing cash management. The Northern Lights Shopping Center Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the Northern Lights Shopping Center Property be promptly deposited into such lockbox account following receipt. On each business day that no Northern Lights Shopping Center Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower. During the continuance of a Northern Lights Shopping Center Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the Northern Lights Shopping Center Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no Northern Lights Shopping Center Trigger Period is continuing, to be swept into the borrower’s operating account, and (ii) to the extent a Northern Lights Shopping Center Trigger Period is continuing, to be held by the lender as additional collateral for the Northern Lights Shopping Center Loan, provided that, so long as no event of default is continuing and lender approval is obtained for all expenditures (other than those required on account of a threat to life or safety at the Northern Lights Shopping Center Property), such excess cash flow reserves may be disbursed to the borrower to pay for certain operating expenses associated with the Northern Lights Shopping Center Property (other than debt service and other amounts due under the terms Northern Lights Shopping Center Loan documents) to the extent excess cash flow available to borrower is insufficient to pay for the same. After the occurrence and during the continuance of an event of default under the Northern Lights Shopping Center Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Northern Lights Shopping Center Loan (and/or toward the payment of expenses of the Northern Lights Shopping Center Property), in such order of priority as the lender may determine.

A “Northern Lights Shopping Center Trigger Period” means a period during which (i) an event of default under the Northern Lights Shopping Center Loan documents has occurred until the same is cured, (ii) the debt service coverage ratio is less than 1.20x until the debt service coverage ratio is equal to or greater than 1.25x for one calendar quarter and (iii) a Northern Lights Shopping Center Specified Tenant Trigger Period has occurred until the same is cured.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NORTHERN LIGHTS SHOPPING CENTER

A “Northern Lights Shopping Center Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Northern Lights Shopping Center Specified Tenant being in default under its lease, (ii) a Northern Lights Shopping Center Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space, (iii) a Northern Lights Shopping Center Specified Tenant giving notice that it is terminating or otherwise not renewing its lease, (iv) any termination, cancellation or failure to be in full force and effect of any Northern Lights Shopping Center Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Northern Lights Shopping Center Specified Tenant and (vi) a Northern Lights Shopping Center Specified Tenant failing to extend or renew the applicable Northern Lights Shopping Center Specified Tenant lease on or before the earlier of six months prior to the expiration of the lease term and the date on which notice is required under such lease; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence of (1) the cure of the applicable event giving rise to the Northern Lights Shopping Center Specified Tenant Trigger Period or such circumstances ceasing to exist, or (2) the borrower leasing the entire space demised to the Northern Lights Shopping Center Specified Tenant and the applicable tenant under the lease paying the full amount of the rent due under its lease.

A “Northern Lights Shopping Center Specified Tenant” means (i) The Kroger Co., (ii) any of the other lessee(s) of the space demised to The Kroger Co. (or any portion thereof) and (iii) any current or future guarantor(s) of any lease related to the foregoing.

■
Property Management.  The Northern Lights Shopping Center Property is currently managed by DLC Management Corporation, an affiliate of the borrower.  Under the Northern Lights Shopping Center documents, the Northern Lights Shopping Center Property may not be managed by any party other than DLC Management Corporation; provided, however, if no event of default under the Northern Lights Shopping Center Loan exists, the borrower can replace DLC Management Corporation, with a property manager that is reasonably approved by the lender in writing and, if such property manager is an affiliate of the borrower, a new non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an event of default under the Northern Lights Shopping Center Loan, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the Northern Lights Shopping Center Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6-month extended period of indemnity or until the income is restored to prior level (whichever first occurs). The insurance policies are not permitted to exclude terrorism coverage; provided, that, if TRIPRA (or any applicable subsequent statute, extension or reauthorization) is not in effect and terrorism coverage becomes subject to rating and availability on the open market, the borrower is not required to pay additional annual premiums in excess of an amount equal to two times the then annual premium payable for insurance policies required to be maintained under the Northern Lights Shopping Center Loan documents (without giving effect to the terrorism insurance components of the same) in order to obtain the terrorism coverage as part of any applicable insurance policy (but the borrower is required to purchase the maximum amount of terrorism coverage available with respect to the applicable insurance policy for such amount). See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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1035 MARKET STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance	$24,500,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$245.67
Size (SF)	99,728	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/28/2015	99.9%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 2/28/2015	99.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1912 / 2013	Mortgage Rate	4.05000%
Appraised Value	$51,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	60
Borrower Sponsor(2)	Scott J. Seligman
Underwritten Revenues	$2,808,224
Underwritten Expenses	$828,463	Escrows
Underwritten Net Operating Income (NOI)	$1,979,761	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,845,129	Taxes	$134,466	$19,209
Cut-off Date LTV Ratio	48.0%	Insurance	$2,911	$2,911
Maturity Date LTV Ratio	48.0%	Replacement Reserve	$0	$1,247
DSCR Based on Underwritten NOI / NCF	1.97x / 1.83x	TI/LC(3)	$0	$11,246
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.5%	Other(4)	$40,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,500,000	99.8%	Loan Payoff	$ 20,002,369	81.5%
Other Sources	50,000	0.2	Principal Equity Distribution	4,094,564	16.7
Closing Costs	275,690	1.1
Reserves	177,377	0.7
Total Sources	$24,550,000	100.0%	Total Uses	$24,055,000	100.0%

(1)	The indirect owners of the borrower are also the indirect owners of the borrower for the 311 California Street Loan and the Ocean Dorado Loan.
(2)	Scott J. Seligman is the guarantor of the non-recourse carveouts under the 1035 Market Street Loan.
(3)	The TI/LC reserve is capped at $500,000. See “— Escrows” below.
(4)	Other upfront reserve of $40,000 is for tenant improvements and leasing commissions that may be incurred in connection with the SF Mixology space.

The following table presents certain information relating to the major tenants at the 1035 Market Street Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		Lease Expiration	Renewal / Extension Options
The San Francisco AIDS Foundation	NR/NR/NR	45,322	45.4%	$1,211,910	43.1%	$26.74		12/31/2020	2, 5- or 10-year options
IHSS Consortium	NR/NR/NR	15,652	15.7	430,795	15.3	27.52		12/31/2023	NA
Engine Yard Inc.	NR/NR/NR	6,487	6.5	334,081	11.9	51.50		2/26/2018	NA
ALM Media LLC	NR/NR/NR	8,952	9.0	268,560	9.5	30.00		4/13/2020	1, 5-year option
Bay Area Legal Aid	NR/NR/NR	8,342	8.4	254,431	9.0	30.50		9/30/2017	1, 5-year option
B&H Education, Inc.	NR/NR/NR	9,010	9.0	225,250	8.0	25.00		8/31/2020	1, 5-year option
SF Mixology LLC	NR/NR/NR	1,544	1.5	67,291	2.4	43.58		10/31/2019	NA
The San Francisco AIDS Foundation(2)	NR/NR/NR	1,600	1.6	19,200	0.7	12.00		MTM	NA
Wiline Networks Inc.	NR/NR/NR	1	0.0	816	0.0	816.00		MTM	1, 5-year option
Largest Tenants		96,910	97.2%	$2,812,334	100.0%	$29.02
Remaining Tenants(3)		2,694	2.7	0	0.0	0.00
Vacant		124	0.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		99,728	100.0%	$2,812,334	100.0%	$29.02	(4)

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The San Francisco AIDS Foundation leases 1,600 SF of storage space in addition to 45,322 SF of office space on a month-to-month basis.
(3)
The remaining 2,694 SF of space consists of 243 SF of storage space occupied by the landlord and 2,451 SF which represents an adjustment to the total square footage of the property as a result of re-measurement of the property performed by the Building Owners and Managers Association.

(4)	The average UW Base Rent calculation excludes 2,694 SF of space which is referenced in footnote (3) above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1035 MARKET STREET

The following table presents the lease rollover schedule at the 1035 Market Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF		# of Expiring Tenants(3)
MTM	4,295	4.3%	4.3%	$20,016	0.7%	$12.50	(4)	4
2015	0	0.0	4.3%	0	0.0	0.00		0
2016	0	0.0	4.3%	0	0.0	0.00		0
2017	8,342	8.4	12.7%	254,431	9.0	30.50		1
2018	6,487	6.5	19.2%	334,081	11.9	51.50		1
2019	1,544	1.5	20.7%	67,291	2.4	43.58		1
2020	63,284	63.5	84.2%	1,705,720	60.7	26.95		3
2021	0	0.0	84.2%	0	0.0	0.00		0
2022	0	0.0	84.2%	0	0.0	0.00		0
2023	15,652	15.7	99.9%	430,795	15.3	27.52		1
2024	0	0.0	99.9%	0	0.0	0.00		0
2025	0	0.0	99.9%	0	0.0	0.00		0
2026 & Thereafter	0	0.0	99.9%	0	0.0	0.00		0
Vacant	124	0.1	100.0%	0	0.0	0.00		0
Total / Wtd. Avg.	99,728	100.0%		$2,812,334	100.0%	$29.02	(4)	11

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

(3)	The San Francisco AIDS Foundation leases 1,600 SF of storage space on a month-to-month basis in addition to 45,322 SF of office space which expires on December 31, 2020.
(4)
The average UW Base Rent calculation excludes 2,694 SF of space which consists of 243 SF of storage space occupied by the landlord and 2,451 SF which represents an adjustment to the total square footage of the property as a result of re-measurement of the property performed by the Building Owners and Managers Association.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1035 Market Street Property:

Cash Flow Analysis(1)
	2011	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$791,201	$1,653,569	$1,911,176	$2,389,915	$2,728,011	$27.35
Contractual Rent Steps(2)	0	0	0	0	84,323	0.85
Gross Up Vacancy	0	0	0	0	1,488	0.01
Total Rent	$791,201	$1,653,569	$1,911,176	$2,389,915	$2,813,822	$28.21
Total Reimbursables	67,814	39,700	149,745	140,022	136,816	1.37
Other Income	1,000	2,094	1,201	1,202	5,118	0.05
Vacancy & Credit Loss	0	0	0	0	(147,532)	(1.48)
Effective Gross Income	$860,015	$1,695,363	$2,062,122	$2,531,139	$2,808,224	$28.16

Real Estate Taxes	$240,623	$228,123	$217,555	$220,257	$223,927	$2.25
Insurance	29,013	34,490	36,316	41,811	33,270	0.33
Management Fee	25,800	50,861	61,864	75,934	84,247	0.84
Other Operating Expenses	388,566	448,632	459,853	482,781	487,019	4.88
Total Operating Expenses	$684,002	$762,106	$775,587	$820,783	$828,463	$8.31

Net Operating Income	$176,013	$933,257	$1,286,535	$1,710,356	$1,979,761	$19.85
TI/LC	0	0	0	0	119,674	1.20
Replacement Reserves	0	0	0	0	14,959	0.15
Net Cash Flow	$176,013	$933,257	$1,286,535	$1,710,356	$1,845,129	$18.50

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through January 13, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

170 BROADWAY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$20,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$4,338.66
Size (SF)	16,134	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 2/2/2015	100.0%	Number of Related Mortgage Loans(3)	2
Owned Occupancy as of 2/2/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1920 / 2014	Mortgage Rate	4.15000%
Appraised Value	$100,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(4)	PPF Retail, LLC and Crown Atlantic Retail I, LLC
Underwritten Revenues	$5,158,872
Underwritten Expenses	$188,880	Escrows
Underwritten Net Operating Income (NOI)	$4,969,992	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,967,572	Taxes	$43,213	$8,643
Cut-off Date LTV Ratio(1)	70.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	63.7%	Replacement Reserve	$24,200	$0
DSCR Based on Underwritten NOI / NCF(1)	1.22x / 1.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.1% / 7.1%	Other(5)	$5,379	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	99.9%	Loan Payoff	$52,444,849	74.9%
Other Sources	62,000	0.1	Principal Equity Distribution	16,344,803	23.3
Closing Costs	1,199,557	1.7
Reserves	72,792	0.1

Total Sources	$70,062,000	100.0%	Total Uses	$70,062,000	100.0%

(1)	Calculated based on the aggregate balance of the 170 Broadway Whole Loan Combination.
(2)
The Cut-off Date Principal Balance of $20,000,000 represents the non-controlling note A-2 of a $70,000,000 loan combination evidenced by two pari passu notes. The companion loan is evidenced by the controlling note A-1, with a principal balance of $50,000,000 as of the Cut-off Date, which is held outside the Issuing Entity and was contributed to the CGCMT 2015-GC29 securitization transaction.

(3)	The indirect owners of the borrower are also the indirect owners of the borrower for the 132-40 Metropolitan Avenue Loan.
(4)	PPF Retail, LLC and Crown Atlantic Retail I, LLC are the guarantors of a portion of the non-recourse carveouts under the 170 Broadway Loan.
(5)	Other upfront reserve represents a condominium assessment reserve which may be applied at the lender’s discretion to any delinquent assessments.

The following table presents information relating to the sole tenant at the 170 Broadway Property:

Tenant Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
The Gap, Inc.	BBB- / Baa3 / BBB-	16,134	100.0%	$5,212,642	100.0%	$323.08	2/28/2030	1, 10-year option
Tenant Total		16,134	100.0%	$5,212,642	100.0%	$323.08
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		16,134	100.0%	$5,212,642	100.0%	$323.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

170 BROADWAY

The following table presents the lease rollover schedule at the 170 Broadway Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	16,134	100.0	100.0%	5,212,642	100.0	323.08	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	16,134	100.0%		$5,212,642	100.0%	$323.08	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical leasing at the 170 Broadway Property:

Historical Leased %(1)(2)
As of 2/2/2015
Owned Space	100.0%

(1)	As provided by the borrower.
(2)
The 170 Broadway Property was previously occupied by separate Sprint and T-Mobile retail stores.  After the conversion to one retail and one hotel condominium, the 170 Broadway Property is now 100% occupied.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 170 Broadway Property:

Cash Flow Analysis(1)
	Underwritten	Underwritten $ per SF
Base Rent	$4,250,000	$263.42
Contractual Rent Steps(2)	962,642	59.67
Total Rent	$5,212,642	$323.08
Total Reimbursables	44,807	2.78
Less Vacancy & Credit Loss	(98,577)	(6.11)
Effective Gross Income	$5,158,872	$319.75

Total Operating Expenses	$188,880	$11.71

Net Operating Income	$4,969,992	$308.04
Capital Expenditures	2,420	0.15
Net Cash Flow	$4,967,572	$307.89

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps includes the present value of contractual rent steps (discounted at an 8.0% rate) pursuant to the Gap lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN - ALBANY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Albany, New York	Cut-off Date Principal Balance	$19,200,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$116,363.64
Size (Rooms)	165	Percentage of Initial Pool Balance	1.6%
Total TTM Occupancy as of 1/31/2015	76.7%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 1/31/2015	76.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	2005 / 2013-2014	Mortgage Rate	4.20000%
Appraised Value	$25,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest-Only Period (Months)	12
Underwritten Revenues	$6,644,722	Borrower Sponsor(3)	Rakesh Chauhan, Manoj Chauhan, Andy Chopra and Chapel St MM Partners, LLC
Underwritten Expenses	$4,523,814
Underwritten Net Operating Income (NOI)	$2,120,908	Escrows
Underwritten Net Cash Flow (NCF)	$1,870,118	Upfront	Monthly
Cut-off Date LTV Ratio(1)	70.3%	Taxes	$312,232	$62,446
Maturity Date LTV Ratio(2)	53.1%	Insurance	$19,459	$9,730
DSCR Based on Underwritten NOI / NCF	1.88x / 1.66x	FF&E(4)	$0	$20,335
Debt Yield Based on Underwritten NOI / NCF	11.0% / 9.7%	Other(5)	$2,486,930	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,200,000	69.1%	Purchase Price	$24,150,000	86.9%
Principal’s New Cash Contribution	7,881,449	28.3	Reserves	2,818,621	10.1
Other Sources	722,928	2.6	Closing Costs	835,756	3.0

Total Sources	$27,804,377	100.0%	Total Uses	$27,804,377	100.0%

(1)
The Cutoff Date LTV Ratio is calculated using the appraisal’s “as-is” appraised value of $25,100,000 plus the amount of PIP required under the franchise agreement ($2,204,027). The Cut-off Date LTV Ratio calculated using solely the “as-is” appraised value is 76.5%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $29,800,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $25,100,000, is 63.0%.

(3)	Rakesh Chauhan, Manoj Chauhan, Andy Chopra and Chapel St MM Partners, LLC are the guarantors of the non-recourse carveouts under the Hampton Inn – Albany Loan.
(4)	The FF&E Reserve is capped at $250,000.
(5)	Other reserve represents an upfront PIP reserve of $2,424,430 and an environmental reserve of $62,500.

TTM December 31, 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hampton Inn - Albany	99.0%	103.8%	102.8%

(1)	Source: December 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn - Albany Property:

Hampton Inn - Albany(1)
	2012	2013	2014
Occupancy	72.1%	71.5%	75.7%
ADR	$122.85	$127.74	$133.90
RevPAR	$88.52	$91.32	$101.39

(1)	Source: December 2014 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN - ALBANY

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hampton Inn - Albany Property:

Cash Flow Analysis
	2012	2013	2014	TTM 1/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$5,326,534	$5,514,581	$6,106,876	$6,100,429	$6,100,429	$36,972
Food & Beverage Revenue	0	0	0	0	0	0
Other Revenue(1)	286,062	265,955	286,590	281,473	544,293	3,299
Total Revenue	$5,612,596	$5,780,536	$6,393,466	$6,381,902	$6,644,722	$40,271

Room Expense	$1,048,853	$1,062,445	$1,215,199	$1,194,317	$1,224,518	$7,421
Food & Beverage Expense	0	0	0	0	0	0
Other Expense	113,381	95,400	102,579	103,568	253,909	$1,539
Total Departmental Expense	$1,162,234	$1,157,845	$1,317,778	$1,297,885	$1,478,427	$8,960
Total Undistributed Expense	1,700,694	1,857,758	2,083,781	2,083,467	2,200,680	13,337
Total Fixed Charges	773,390	802,786	778,388	751,858	844,707	5,119
Total Operating Expenses	$3,636,318	$3,818,389	$4,179,947	$4,133,210	$4,523,814	$27,417

Net Operating Income	$1,976,278	$1,962,147	$2,213,519	$2,248,692	$2,120,908	$12,854
FF&E	211,835	218,173	241,307	240,871	250,790	1,520
Net Cash Flow	$1,764,443	$1,743,974	$1,972,212	$2,007,821	$1,870,118	$11,334

(1)
Other Revenue consists of parking revenue ($310,701), lease revenue ($87,460) and miscellaneous revenue from telephone charges, suite shop sales, meeting room revenues and other miscellaneous items ($146,132).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132-40 METROPOLITAN AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Jamaica, New York	Cut-off Date Principal Balance		$18,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$499.00
Size (SF)	36,072	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 4/16/2015	100.0%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 4/16/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1961 / 2009	Mortgage Rate		4.13000%
Appraised Value	$26,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		60
		Borrower Sponsor(2)		Richard Chera

Underwritten Revenues	$1,820,511
Underwritten Expenses	$449,537	Escrows
Underwritten Net Operating Income (NOI)	$1,370,975		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,329,824	Taxes	$172,218	$28,703
Cut-off Date LTV Ratio	69.2%	Insurance	$22,005	$3,668
Maturity Date LTV Ratio	63.0%	Replacement Reserves	$0	$601
DSCR Based on Underwritten NOI / NCF	1.31x / 1.27x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.6% / 7.4%	Other(4)	$223,958	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	99.7%	Loan Payoff	$9,793,151	54.3%
Other Sources	50,000	0.3	Principal Equity Distribution	7,407,373	41.0
			Closing Costs	431,295	2.4
			Reserves	418,182	2.3

Total Sources	$18,050,000	100.0%	Total Uses	$18,050,000	100.0%

(1)	The indirect owners of the borrower are also the indirect owners of the borrower for the 170 Broadway Loan.
(2)	Richard Chera is the guarantor of the non-recourse carveouts under the 132-40 Metropolitan Avenue Loan.
(3)	Commencing on the due date in June 2017 and on each due date thereafter, a monthly TI/LC deposit of $3,000 is required.
(4)
Upfront other reserve is comprised of (i) $120,450 for repairs to the building’s facade, (ii) $47,633 related to free rent for I Love Kickboxing ($20,833), Subway ($16,800) and Bank of America ($10,000), (iii) $44,000 associated with obtaining a new temporary certificate of occupancy and (iv) $11,875 for deferred maintenance at the 132-40 Metropolitan Avenue Property.

The following table presents certain information relating to the major tenants at the 132-40 Metropolitan Avenue Property:

Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walgreens	NR / Baa2 / BBB	8,718	24.2%	$661,290	43.4%	$75.85	4/30/2029	NA
Planet Fitness	NR / NR / NR	17,479	48.5	501,947	32.9	28.72	3/31/2024	2, 5-year options
I Love Kickboxing	NR / NR / NR	5,500	15.2	100,000	6.6	18.18	1/31/2025	1, 5-year option
Starbuck’s	A- / A3 / A-	1,580	4.4	93,997	6.2	59.49	2/28/2025	2, 5-year options
T-Mobile	NR / NR / NR	1,295	3.6	67,047	4.4	51.77	9/30/2020	1, 5-year option
Bank of America	A / Baa2 / A-	600	1.7	66,125	4.3	110.21	12/31/2024	NA
Subway	NR / NR / NR	900	2.5	34,608	2.2	38.45	5/31/2025	1, 5-year option
Ten Largest Tenants		36,072	100.0%	$1,525,014	100.0%	$42.28
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		36,072	100.0%	$1,525,014	100.0%	$42.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132-40 METROPOLITAN AVENUE

The following table presents the lease rollover schedule at the 132-40 Metropolitan Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	1,295	3.6	3.6%	67,047	4.4	51.77	1
2021	0	0.0	3.6%	0	0.0	0.00	0
2022	0	0.0	3.6%	0	0.0	0.00	0
2023	0	0.0	3.6%	0	0.0	0.00	0
2024	18,079	50.1	53.7%	568,072	37.3	31.42	2
2025	7,980	21.1	75.8%	228,605	15.0	28.65	3
2026 & Thereafter	8,718	24.2	100.0%	661,290	43.4	75.85	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	36,072	100.0%		$1,525,014	100.0%	$42.28	7

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 132-40 Metropolitan Avenue Property:

Cash Flow Analysis(1)
	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$1,064,929	$1,087,534	$1,134,276	$1,409,149	$39.06
Contractual Rent Steps(2)	0	0	0	115,865	3.21
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,064,929	$1,087,534	$1,134,276	$1,525,014	$42.28
Total Reimbursables	172,814	189,926	267,529	349,689	9.69
Other Income	15,569	16,305	15,284	11,396	0.32
Vacancy & Credit Loss	0	0	0	(65,588)	(1.82)
Effective Gross Income	$1,253,312	$1,293,765	$1,417,089	$1,820,511	$50.47

Real Estate Taxes	$250,849	$263,834	$294,681	$317,285	$8.80
Insurance	14,558	18,408	46,351	41,915	1.16
Management Fee	37,599	38,813	42,513	54,615	1.51
Other Operating Expenses	34,532	33,730	42,319	35,722	0.99
Total Operating Expenses	$337,538	$354,784	$425,863	$449,537	$12.46

Net Operating Income	$915,774	$938,981	$991,226	$1,370,975	$38.01
TI/LC	0	0	0	33,936	0.94
Replacement Reserves	0	0	0	7,214	0.20
Net Cash Flow	$915,774	$938,981	$991,226	$1,329,824	$36.87

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Contractual rent steps of $115,865 represent the present value of rent increases occurring during the loan term for Walgreens, Starbucks, and Bank of America and rent increases occurring through April 1, 2016.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES DESTIN

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Destin, Florida	Cut-off Date Principal Balance	$17,973,756
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$138,259.66
Size (Rooms)	130	Percentage of Initial Pool Balance	1.5%
Total TTM Occupancy as of 2/28/2014	71.7%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 2/28/2014	71.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1994, 1997 / 2012-2014	Mortgage Rate	3.93350%
Appraised Value	$28,600,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsors(1)	Robert G. Schaedle, III and Phillip H. McNeill, Sr.
Underwritten Revenues	$5,326,367
Underwritten Expenses	$3,097,251
Underwritten Net Operating Income (NOI)	$2,229,115	Escrows
Underwritten Net Cash Flow (NCF)	$2,016,061	Upfront	Monthly
Cut-off Date LTV Ratio	62.8%	Taxes	$4,728	$1,576
Maturity Date LTV Ratio(2)	48.9%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.18x / 1.97x	FF&E(3)	$0	$8,877
Debt Yield Based on Underwritten NOI / NCF	12.4% / 11.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	100.0%	Loan Payoff	$16,731,943	93.0%
			Principal Equity Distribution	938,121	5.2
			Closing Costs	325,208	1.8
			Reserves	4,728	0.0
Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%

(1)	Robert G. Schaedle, III and Phillip H. McNeill, Sr. are the non-recourse carveout guarantors under the Hampton Inn & Suites Destin Loan.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $29,200,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 49.9%.
(3)
On each due date, the borrower is required to fund the FF&E reserve in an amount equal to (i) approximately $8,877 during May 2015 through April 2016; (ii) during May 2016 through April 2017, the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth of 2% of the operating income of the property for the previous 12-month period as determined annually on the last day of April; (iii) during May 2017 through April 2019, the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth of 3% of the operating income of the property for the previous 12-month period as determined annually on the last day of April; and (iv) thereafter, the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth of 4% of the operating income of the property for the previous 12-month period as determined annually on the last day of April.

The following table presents certain information relating to the 2014 demand analysis with respect to the Hampton Inn & Suites Destin Property based on market segmentation, as provided in the appraisal for the Hampton Inn & Suites Destin Property:

Estimated Accommodated Room Night Demand(1)
Property	Commercial	Meeting and Group	Leisure	Discount and Government(2)
Hampton Inn & Suites Destin	15.0%	10.0%	55.0%	20.0%

(1)	Source: Appraisal.
(2)	As provided by the borrower. The government segment contributed approximately 8.9% of total rooms revenue for 2014.

The following table presents certain information relating to TTM March 2015 penetration rates relating to the Hampton Inn & Suites Destin Property, as provided in the March 2015 travel research report:

TTM March 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Hampton Inn & Suites Destin	104.3%	108.6%	113.3%

(1)	Source: March 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

HAMPTON INN & SUITES DESTIN

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hampton Inn & Suites Destin Property:

Hampton Inn & Suites Destin(1)
	2014(2)	TTM 2/28/2015	Underwritten
Occupancy	71.3%	71.7%	71.7%
ADR	$155.27	$154.76	$154.76
RevPAR	$110.67	$110.99	$110.99

(1)	As provided by the borrower.
(2)
The Hampton Inn & Suites Destin Property closed in August 2012 and re-opened in mid-January 2014 after undergoing a complete renovation and re-branding from a Hampton Inn. 2014 represents actual results for the 12-month period from January 2014 through December 2014, which includes one partial month of operation (January 2014).

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the Hampton Inn & Suites Destin Property:

Cash Flow Analysis(1)

	2014(2)	TTM 2/28/15	Underwritten	Underwritten $ per Room
Room Revenue	$5,136,182	$5,266,375	$5,266,375	$40,511
Other Revenue(3)	58,613	59,992	59,992	461
Total Revenue	$5,194,795	$5,326,367	$5,326,367	$40,972

Room Expense	$1,115,366	$1,108,846	$1,108,846	$8,530
Other Expense	57,741	53,809	53,809	414
Total Departmental Expense	$1,173,107	$1,162,655	$1,162,655	$8,943
Total Undistributed Expense	1,656,479	1,687,510	1,687,511	12,981
Total Fixed Charges	187,764	199,082	247,085	1,901
Total Operating Expenses	$3,017,350	$3,049,247	$3,097,251	$23,825

Net Operating Income	$2,177,445	$2,277,120	$2,229,115	$17,147
FF&E	207,792	213,055	213,055	1,639
Net Cash Flow	$1,969,653	$2,064,065	$2,016,061	$15,508

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The Hampton Inn & Suites Destin Property closed in August 2012 and re-opened in mid-January 2014 after undergoing a complete renovation and re-branding from a Hampton Inn. 2014 represents actual results for the 12-month period January 2014 through December 2014, which includes one partial month of operation (January 2014).

(3)	Other Revenue consists of telephone, gift shop, vending machine and miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OCEAN DORADO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance	$16,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$311.30
Size (SF)	53,004	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 2/28/2015	100.0%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 2/28/2015	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1985 / NAP	Mortgage Rate	3.92000%
Appraised Value	$25,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120
Borrower Sponsor(2)	Seligman & Associates, Inc.

Underwritten Revenues	$1,673,720
Underwritten Expenses	$358,841	Escrows
Underwritten Net Operating Income (NOI)	$1,314,879	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,247,718	Taxes	$106,231	$15,176
Cut-off Date LTV Ratio	65.2%	Insurance	$1,584	$1,584
Maturity Date LTV Ratio	65.2%	Replacement Reserves	$0	$663
DSCR Based on Underwritten NOI / NCF	2.01x / 1.90x	TI/LC(3)	$0	$4,934
Debt Yield Based on Underwritten NOI / NCF	8.0% / 7.6%	Other(4)	$546,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,500,000	99.7%	Loan Payoff	$13,154,783	79.5%
Other Sources	50,000	0.3	Principal Equity Distribution	2,523,992	15.3
			Reserves	654,065	4.0
			Closing Costs	217,160	1.3
Total Sources	$16,550,000	100.0%	Total Uses	$16,550,000	100.0%

(1)	The indirect owners of the borrower are also the indirect owners of the borrower for the 311 California Street Loan and the 1035 Market Street Loan.
(2)	Seligman & Associates, Inc. is the guarantor of the non-recourse carveouts under the Ocean Dorado Loan.
(3)	The TI/LC reserve is subject to a cap of $500,000.
(4)	Upfront other reserve is comprised of a free rent reserve for Target ($540,000) and a deferred maintenance reserve ($6,250).

The following table presents certain information relating to the major tenants at the Ocean Dorado Property:

Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
24 Hour Fitness	NR / NR / NR	35,670	67.3%	$902,451	62.1%	$25.30	12/7/2019	2, 5-year options
Target	A- / A2 / A	17,334	32.7	550,363	37.9	31.75	1/31/2026	4, 5-year options
Largest Owned Tenants		53,004	100.0%	$1,452,814	100.0%	$27.41
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		53,004	100.0%	$1,452,814	100.0%	$27.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OCEAN DORADO

The following table presents the lease rollover schedule at the Ocean Dorado Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	35,670	67.3	67.3%	902,451	62.1	25.30	1
2020	0	0.0	67.3%	0	0.0	0.00	0
2021	0	0.0	67.3%	0	0.0	0.00	0
2022	0	0.0	67.3%	0	0.0	0.00	0
2023	0	0.0	67.3%	0	0.0	0.00	0
2024	0	0.0	67.3%	0	0.0	0.00	0
2025	0	0.0	67.3%	0	0.0	0.00	0
2026 & Thereafter	17,334	32.7	100.0%	550,363	37.9	31.75	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	53,004	100.0%		$1,452,814	100.0%	$27.41	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Ocean Dorado Property:

Cash Flow Analysis(1)
	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$1,265,322	$1,297,884	$1,367,893	$1,422,471	$26.84
Contractual Rent Steps(2)	0	0	0	30,343	0.57
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,265,322	$1,297,884	$1,367,893	$1,452,814	$27.41
Total Reimbursables	257,321	358,315	291,631	291,988	5.51
Vacancy & Credit Loss	0	0	0	(71,082)	(1.34)
Other Income	0	0	50	0	0.00
Effective Gross Income	$1,522,643	$1,656,199	$1,659,574	$1,673,720	$31.58

Real Estate Taxes	$166,849	$171,197	$173,825	$176,908	$3.34
Insurance	17,011	16,574	18,702	18,101	0.34
Management Fee	45,679	49,686	49,787	50,212	0.95
Other Operating Expenses	88,908	115,127	112,200	113,621	2.14
Total Operating Expenses	$318,447	$352,584	$354,514	$358,841	$6.77

Net Operating Income	$1,204,196	$1,303,615	$1,305,060	$1,314,879	$24.81
TI/LC	0	0	0	59,209	1.12
Replacement Reserves	0	0	0	7,951	0.15
Net Cash Flow	$1,204,196	$1,303,615	$1,305,060	$1,247,719	$23.54

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps of $30,343 represent the present value of rent increases occurring during the loan term for Target.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CENTURY PARK WEST APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Douglasville, Georgia	Cut-off Date Principal Balance	$16,200,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$64,800.00
Size (Units)	250	Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 2/25/2015	94.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/25/2015	94.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate	3.87000%
Appraised Value	$22,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Maurice Pogoda and The Maurice Pogoda Trust Under Maurice Pogoda Trust Agreement

Underwritten Revenues	$2,557,146	Escrows
Underwritten Expenses	$1,143,147
Underwritten Net Operating Income (NOI)	$1,413,999	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,351,499	Taxes	$154,408	$22,058
Cut-off Date LTV Ratio	73.6%	Insurance	10,937	$5,469
Maturity Date LTV Ratio	66.7%	Replacement Reserves(2)	$0	$5,208
DSCR Based on Underwritten NOI / NCF	1.55x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.3%	Other(3)	$6,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,200,000	73.6%	Purchase Price	$20,899,348	95.0%
Principal’s New Cash Contribution	5,211,771	23.7	Closing Costs	934,557	4.2
Other Sources	593,980	2.7	Reserves	171,846	0.8

Total Sources	$22,005,751	100.0%	Total Uses	$22,005,751	100.0%

(1)
Maurice Pogoda and The Maurice Pogoda Trust Under Maurice Pogoda Trust Agreement Dated September 4th, 1992, As Amended and Restated on December 24th, 2013 are the guarantors of the non-recourse carveouts under the Century Park West Apartments Loan.

(2)	The replacement reserve is subject to a cap of $187,500.
(3)	The upfront other reserve is consists of $6,500 for deferred maintenance.

The following table presents certain information relating to the units and rent at the Century Park West Apartments Property:
Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(1)	Yearly Actual Rent(1)(3)
1 Bed / 1 Bath (A)	24	0	24	859	$700	$201,600	$717	$206,498
1 Bed / 1 Bath (B)	48	0	48	865	$730	420,480	$714	411,537
1 Bed / 1 Bath (C)	23	1	24	887	$750	216,000	$739	204,012
2 Bed / 2 Bath (A)	32	4	36	1,149	$830	358,560	$827	317,546
2 Bed / 2 Bath (B)	34	2	36	1,185	$860	371,520	$828	337,992
2 Bed / 2 Bath (C)	54	4	58	1,273	$875	609,000	$876	567,804
2 Bed / 2 Bath (D)	22	2	24	1,435	$900	259,200	$930	245,460
Total / Wtd. Avg.	237	13	250	1,103	$812	$2,436,360	$806	$2,290,849

(1)	As provided by the borrower.
(2)	Source: Appraisal.
(3)	Yearly rents are calculated based on currently occupied units per the rent roll dated 2/25/2015.

The following table presents certain information relating to historical leasing at the Century Park West Apartments Property:

Historical Leased %(1)
2012	2013	2014	As of 1/31/2015	As of 2/25/2015
92.4%	94.4%	95.3%	94.7%	94.4%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CENTURY PARK WEST APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Century West Apartments Property:

Cash Flow Analysis(1)
	2012	2013	2014	TTM 1/31/2015	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,288,253	$2,323,517	$2,403,908	$2,415,458	$2,290,849	$9,163
Gross Up Vacancy	0	0	0	0	143,400	574
Gross Potential Rent	$2,288,253	$2,323,517	$2,403,908	$2,415,458	$2,434,249	$9,737
Vacancy, Credit Loss & Concessions	(179,066)	(172,780)	(156,737)	(174,471)	(170,444)	(682)
Total Rent	$2,109,187	$2,150,738	$2,247,171	$2,240,987	$2,263,804	$9,055
Other Income(3)	231,503	258,469	296,140	293,342	293,342	1173
Effective Gross Income	$2,340,690	$2,409,207	$2,543,311	$2,534,329	$2,557,146	$10,229

Real Estate Taxes	$234,762	$220,221	$254,891	$254,891	$264,699	$1,059
Insurance	34,134	38,926	40,174	40,116	62,499	250
Management Fee	84,740	85,141	89,353	89,878	89,500	358
Other Expenses	690,915	736,787	724,120	724,314	726,449	2,906
Total Operating Expenses	$1,044,551	$1,081,075	$1,108,537	$1,109,198	$1,143,147	$4,573

Net Operating Income	$1,296,139	$1,328,133	$1,434,774	$1,425,131	$1,413,999	$5,656
Replacement Reserves	0	0	0	0	62,500	250
Net Cash Flow	$1,296,139	$1,328,133	$1,434,774	$1,425,131	$1,351,499	$5,406

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 2/25/2015 rent roll.
(3)	Other Income consists of utility, water, trash reimbursements, garage income, pet fees, termination income, laundry, forfeited deposits, and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART FLORIDA & OHIO MF PORTFOLIO I

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller	CCRE
Location (State)	Florida and Ohio	Cut-off Date Principal Balance	$15,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$36,144.58
Size (Units)	415	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 2/24/2015	92.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/24/2015	92.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / 2012-2014	Mortgage Rate	4.25600%
Appraised Value	$20,910,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(2)	Arbor Realty SR, Inc.
Underwritten Revenues	$2,768,420
Underwritten Expenses	$1,325,238	Escrows
Underwritten Net Operating Income (NOI)	$1,443,182	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,305,447	Taxes	$98,250	$18,750
Cut-off Date LTV Ratio	71.7%	Insurance	$24,377	$4,875
Maturity Date LTV Ratio	60.9%	Replacement Reserves	$0	$11,478
DSCR Based on Underwritten NOI / NCF(1)	1.63x / 1.47x	Deferred Maintenance Reserve	$177,850	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	73.1%	Loan Payoff	$19,882,143	96.9%
Principal’s New Cash Contribution	5,518,274	26.9	Closing Costs	335,654	1.6
			Reserves	300,477	1.5

Total Sources	$20,518,274	100.0%	Total Uses	$20,518,274	100.0%

(1)   Based on amortizing debt service payments. Based on the current interest-only payments, Underwritten NOI DSCR and Underwritten NCF DSCR are 2.23x and 2.02x.
(2)   Arbor Reality SR, Inc. is the guarantor of the non-recourse carveouts under the ART Florida & Ohio MF Portfolio I Loan.

The following table presents certain unit and rent information relating to the ART Florida & Ohio MF Portfolio I Properties:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
Blueberry Hill 1 Bed	64	576	$589	$515	$515	$397,984
Blueberry Hill 2 Bed	4	864	$829	$722	$722	35,940
Daniel Court 1 Bed	98	576	$546	$523	$523	617,235
Daniel Court 2 Bed	16	864	$744	$699	$699	135,769
Hickory Mill Studio	12	288	$491	$487	$487	70,176
Hickory Mill 1 Bed	40	576	$608	$601	$601	288,701
Hickory Mill 2 Bed	8	864	$744	$716	$716	69,084
Manchester Studio	23	288	$521	$447	$447	126,122
Manchester 1 Bed	50	576	$604	$537	$537	324,576
Manchester 2 Bed	5	864	$829	$675	$675	42,360
High Points Studio	25	288	$523	$489	$489	147,628
High Points 1 Bed	65	576	$615	$577	$577	452,008
High Points 2 Bed	5	864	$797	$724	$724	43,464
Total / Wtd. Avg.	415	561	$593	$549	$549	$2,751,046

(1)	As provided by the borrower per the rent roll dated February 24, 2015.

The following table presents certain information relating to historical leasing at the ART Florida & Ohio MF Properties:

Historical Leased %(1)
2013	2014	As of 2/24/2015
86.4%	91.5%	92.5%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ART FLORIDA & OHIO MF PORTFOLIO I

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ART Florida & Ohio MF Portfolio Properties:

Cash Flow Analysis(1)
	2013	2014	Underwritten	Underwritten $ per Unit
Base Rent	$2,579,221	$2,680,888	$2,525,233	$6,085
Gross Up Vacancy	0	0	225,813	544
Gross Potential Rent	$2,579,221	$2,680,888	$2,751,046	$6,629
Vacancy, Credit Loss & Concessions(2)	613,437	416,580	431,555	1,040
Total Rent Revenue	$1,965,784	$2,264,308	$2,319,492	$5,589
Other Revenue(3)	395,084	445,213	448,928	1,082
Effective Gross Income	$2,360,868	$2,709,521	$2,768,420	$6,671

Total Operating Expenses	$1,262,092	$1,323,471	$1,325,238	$3,193

Net Operating Income	$1,098,776	$1,386,050	$1,443,182	$3,478
Capital Expenditures	0	0	137,735	332
Net Cash Flow	$1,098,776	$1,386,050	$1,305,447	$3,146

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy, Credit Loss & Concessions represent 12.3% of Underwritten Gross Potential Rent. As of February 24, 2015, the ART Florida & Ohio MF Portfolio I properties were 7.5% physically vacant.
(3)	Other revenue includes move-in fees, late fees and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARIA ON L

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Washington, DC	Cut-off Date Principal Balance	$13,700,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$228,333.33
Size (Units)	60	Percentage of Initial Pool Balance	1.1%
Total Occupancy as of 3/1/2015	91.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2015	91.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate	4.18000%
Appraised Value	$20,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(2)	Kevin D. Ash and Richard E. Ward II
Underwritten Revenues	$1,394,692
Underwritten Expenses	$405,895	Escrows
Underwritten Net Operating Income (NOI)	$988,797	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$970,797	Taxes	$33,636	$7,475
Cut-off Date LTV Ratio	67.8%	Insurance	$11,656	$1,943
Maturity Date LTV Ratio	61.7%	Replacement Reserves	$0	$1,500
DSCR Based on Underwritten NOI / NCF(1)	1.23x / 1.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.2% / 7.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,700,000	99.8%	Loan Payoff	$13,412,178	97.7%
Principal’s New Cash Contribution	21,950	0.2	Closing Costs	339,770	1.9
			Reserves	45,292	0.3

Total Sources	$13,721,950	100.0%	Total Uses	$13,721,950	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 1.70x and 1.67x, respectively.
(2)	Kevin D. Ash and Richard E. Ward II are the guarantors of the non-recourse carveouts under the Aria on L Loan.

The following table presents certain information relating to the units and rent at the Aria on L Property:
Unit Type	# of Units	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit(1)	Underwritten Monthly Rent Per Unit	Underwritten Rent
Studio	1	539	$1,555	$1,700	$1,700	$20,400
1 Bed / 1 Bath(3)	5	542	$1,547	$1,508	$1,516	90,936
1 Bed / 1 Bath	36	651	$2,158	$1,904	$1,914	826,860
1 Bed / 1.5 Bath	4	609	$2,088	$1,867	$1,900	91,200
2 Bed / 1 Bath(3)	2	910	$1,795	$1,768	$1,782	42,756
2 Bed / 1 Bath	2	725	$2,800	$2,500	$2,500	60,000
2 Bed / 1.5 Bath	3	689	$2,800	$2,400	$2,400	86,400
2 Bed / 2 Bath	7	929	$2,879	$2,681	$2,726	229,020
Total / Wtd. Avg.	60	683	$2,218	$1,996	$2,011	$1,447,572

(1)	As provided by the borrower.
(2)	Source: Appraisal
(3)
7 of the units at the Aria on L Property are United States Department of Housing and Urban Development (“HUD”) rent restricted units. For the five (5) one bedroom Inclusionary Units, the “Maximum Allowable Rent” is $1,605/month and for the two (2) two bedroom Inclusionary Units, the “Maximum Allowable Rent” is $1,926/month.

The following table presents certain information relating to historical leasing at the Aria on L Property:

Historical Leased %(1)
2013(2)	2014	As of 3/1/2015
97.0%	90.0%	91.7%

(1)	As provided by the borrower and represents occupancy as of December 31, of each respective year unless otherwise indicated.
(2)	The Aria on L Property was built in 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARIA ON L

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Aria on L Property:

Cash Flow Analysis(1)
	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per Unit
Base Rent	$1,475,235	$1,460,103	$1,456,029	$1,347,228	$22,454
Gross Up Vacancy	0	0	0	100,344	1,672
Gross Potential Rent	$1,475,235	$1,460,103	$1,456,029	$1,447,572	$24,126
Vacancy, Credit Loss & Concessions(2)	(671,597)	(91,931)	(112,638)	(104,180)	(1,736)
Total Rent Revenue	$803,638	$1,368,172	$1,343,391	$1,343,392	$22,390
Other Revenue(3)	33,253	50,255	51,300	51,300	855
Effective Gross Income	$836,891	$1,418,427	$1,394,691	$1,394,692	$23,245

Total Operating Expenses	$428,596	$380,487	$380,617	$405,895	$6,765

Net Operating Income	$408,295	$1,037,939	$1,014,074	$988,797	$16,480
Capital Expenditures	0	0	0	18,000	300
Net Cash Flow	$408,295	$1,037,939	$1,014,074	$970,797	$16,180

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Vacancy, Credit Loss & Concessions represents the February 28, 2015 trailing 12 economic vacancy of 6.2% of Underwritten Gross Potential Rent, which is above the appraisers concluded market vacancy of 5.0%

(3)	Other revenue mainly includes parking income, storage income and application fee collection.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RIVER DRIVE III

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Elmwood Park, New Jersey	Cut-off Date Principal Balance		$13,400,000
Property Type	Office	Cut-off Date Principal Balance per SF		$138.73
Size (SF)	96,593	Percentage of Initial Pool Balance		1.1%
Total Occupancy as of 3/1/2015	92.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2015	92.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate		4.33000%
Appraised Value	$17,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(2)		Bernard Langan
Underwritten Revenues	$2,375,370
Underwritten Expenses	$1,037,603	Escrows
Underwritten Net Operating Income (NOI)	$1,337,767		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,265,874	Taxes	$61,874	$24,750
Cut-off Date LTV Ratio	74.9%	Insurance	$14,857	$1,486
Maturity Date LTV Ratio	65.3%	Replacement Reserves	$0	$1,966
DSCR Based on Underwritten NOI / NCF(1)	1.68x / 1.59x	TI/LC	$250,000	$4,025
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.4%	Other(3)	$1,395,981	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$13,400,000	100.0%	Loan Payoff	$11,155,573	83.3%
			Reserves	1,722,712	12.9
			Closing Costs	339,770	2.5
			Principal Equity Distribution	181,946	1.4
Total Sources	$13,400,000	100.0%	Total Uses	$13,400,000	100.0%

(1)
Based on amortizing debt service payments for the River Drive III Loan. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 2.27x and 2.15x. respectively.

(2)	Bernard Langan is the guarantor of the non-recourse carveout under the River Drive III Loan.
(3)
The borrower deposited an upfront reserve of $600,000 for the fourth floor reserve, $564,016 for a free rent reserve, $227,465 for a Spencer Savings Bank TI Reserve and $4,500 for deferred maintenance.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the River Drive III Property:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Spencer Savings Bank	NR / NR / NR	41,499	43.0%	$923,426	43.6%	$22.25	8/31/2022	2, 5-year options
AGFA Corporation	NR / NR / NR	35,739	37.0	820,224	38.7	22.95	5/31/2017	3, 5-year options
Marcus & Millichap (2)	NR / NR / NR	7,540	7.8	188,500	8.9	25.00	6/30/2016	1, 5-year option
River Drive Surgery Center, LLC	NR / NR / NR	2,961	3.1	87,942	4.2	29.70	1/31/2018	3, 5-year options
Doownek, Inc. (Kenwood Associates)	NR / NR / NR	1,550	1.6	37,200	1.8	24.00	9/15/2016	2, 5-year options
MetroPCS New York, LLC(3)(4)	NR / NR / NR	0	0.0	32,469	1.5	NAP	5/31/2018	3, 5-year options
Omnipoint Facilities Network 2, LLC (T-Mobile)(4)	NR / NR / NR	0	0.0	29,029	1.4	NAP	4/30/2020	3, 5-year options
Largest Owned Tenants		89,289	92.4%	$2,118,788	100.0%	$23.73
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		7,304	7.6	0	0.0	24.00
Total / Wtd. Avg. All Owned Tenants		96,593	100.0%	$2,118,788	100.0%	$25.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Marcus & Millichap has a one-time option to terminate its lease with 180 days prior notice and payment of $172,584 termination fee.
(3)	MetroPCS New York, LLC may terminate its lease with 30 days’ notice if it determines its premises are not appropriate for its operations and a termination fee equal to 6 months of rent.
(4)	Metro PCS New York, LLC and Omnipoint Facilities Network 2, LLC are both roof tenants and thus have no square footage accounted for them.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RIVER DRIVE III

The following table presents certain information relating to the lease rollover schedule at the River Drive III Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	9,090	9.4	9.4%	225,700	10.7	24.83	2
2017	35,739	37.0	46.4%	820,224	38.7	22.95	1
2018	2,961	3.1	49.5%	120,410	5.7	40.67	2
2019	0	0.0	49.5%	0	0.0	0.00	0
2020	0	0.0	49.5%	29,029	1.4	0.00	1
2021	0	0.0	49.5%	0	0.0	0.00	0
2022	41,499	43.0	92.4%	923,426	43.6	22.25	1
2023	0	0.0	92.4%	0	0.0	0.00	0
2024	0	0.0	92.4%	0	0.0	0.00	0
2025	0	0.0	92.4%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	92.4%	0	0.0	0.00	0
Vacant	7,304	7.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	96,593	100.0%		$2,118,788	100.0%	$25.25	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the River Drive III Property:
Historical Leased %(1)
	2011	2012	2013	2014	As of 3/1/2015
Owned Space	90.0%	90.0%	90.0%	92.0%	92.4%

(1)	As provided by the borrower and represents occupancy as of December 31, for the specified year unless otherwise specified.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the River Drive III Property:

Cash Flow Analysis(1)
	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$1,834,145	$1,943,673	$1,981,102	$2,118,788	$21.94
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	175,296	1.81
Total Rent	$1,834,145	$1,943,673	$1,981,102	$2,294,084	$23.75
Total Reimbursables	251,383	180,861	206,112	287,840	2.98
Vacancy & Credit Loss(2)	0	0	0	(206,554)	(2.14)
Effective Gross Income	$2,085,528	$2,124,534	$2,187,214	$2,375,370	$24.59

Total Operating Expenses	$923,525	$934,834	$1,035,698	$1,037,603	$10.74

Net Operating Income	$1,162,003	$1,189,700	$1,151,516	$1,337,767	$13.85
TI/LC	0	0	0	48,297	0.50
Capital Expenditures	0	0	0	23,596	0.24
Net Cash Flow	$1,162,003	$1,189,700	$1,151,516	$1,265,874	$13.11

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy & Credit Loss represents the appraisers concluded vacancy of 8.0%, which is above the actual economic vacancy of 6.8% as of December 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If either of the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—
The Dodd Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations.  New capital regulations were issued by the banking regulators in July 2013 and began phasing in on January 1, 2014; these regulations implement the increased capital requirements established under the Basel Accord.  These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS.  As a result of these regulations, investments in commercial mortgage-backed securities like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of commercial mortgage-backed securities for their regulatory capital purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013.  Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion.  The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis.  The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date or Anticipated Repayment Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot assure you that the applicable sponsor (or guarantor) will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, the Non-Serviced Whole Loan Directing Holders and any Mezzanine Lenders

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investors in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans.  Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.